As filed with the Securities and Exchange Commission
                                on April 29, 2002

                            Registration No. 33-19718
                               File No. 811-03915

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 22

                                       TO

                                    FORM S-6

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                              (Exact Name of Trust)

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                                2000 Heritage Way
                               Waverly, Iowa 50677
                            (319) 352-4090, ext. 2157
                (Name, Address and Telephone Number of Depositor)

                     Name and complete address of agent for service:

                             Barbara L. Secor, Esq.
                       CUNA Mutual Life Insurance Company
                                2000 Heritage Way
                                Waverly, IA 50677

It is proposed that this filing will become effective (check appropriate box)

     |_| immediately upon filing pursuant to paragraph (b) of Rule 485 |X| on May 1, 2002 pursuant to paragraph (b) of Rule 485
     |_| 60 days after filing pursuant to paragraph (a)(i) of Rule 485 |_| on pursuant to paragraph (a)(i) of Rule 485

Title of Securities: Interest in the Seperate Account issued through Variable Life Insurance Policies.

The index to attached exhibits is found following the signature pages and consents after page II-4.

                        CROSS REFERENCE TO ITEMS REQUIRED
                                 BY FORM N-8B-2

N-8B-2 Item                   Caption in Prospectus

 1 . . . . . . . . .. The Company Separate Account
 2  . . . . . . . . . The Company
 3  . . . . . . . . . The Company
 4  . . . . . . . . . Distribution of Policies
 5  . . . . . . . . . The Separate Account
 6(a) . . . . . . . . Not Applicable
  (b) . . . . . . . . Not Applicable
 9  . . . . . . . . . Legal Proceedings
10  . . . . . . . . . The Policy
11  . . . . . . . . . Ultra Series Fund
12  . . . . . . . . . Ultra Series Fund
13  . . . . . . . . . Charges and Deductions
14  . . . . . . . . . The Policy
15  . . . . . . . . . The Separate Account
16  . . . . . . . . . Policy Values
17  . . . . . . . . . Other Policy Benefits and Provisions
18  . . . . . . . . . The Policy
19  . . . . . . . . . Not Applicable
20  . . . . . . . . . Not Applicable
21  . . . . . . . . . Not Applicable
22  . . . . . . . . . Not Applicable
23  . . . . . . . . . Not Applicable
24  . . . . . . . . . Not Applicable
25  . . . . . . . . . The Company
26  . . . . . . . . . Charges and Deductions
27  . . . . . . . . . The Company
28  . . . . . . . . . The Company, CUNA Mutual Life Insurance Company
                          Directors and Executive Officers
29  . . . . . . . . . The Company
30  . . . . . . . . . The Company
31  . . . . . . . . . Not Applicable
32  . . . . . . . . . Not Applicable
33  . . . . . . . . . Not Applicable
34  . . . . . . . . . Not Applicable
35  . . . . . . . . . Not Applicable
37  . . . . . . . . . Not Applicable
38  . . . . . . . . . Distribution of Policies
39  . . . . . . . . . Distribution of Policies
40  . . . . . . . . . Not Applicable
41(a) . . . . . . . . Distribution of Policies
42. . . . . .  . . . .Not Applicable
43  . . . . . . . . . Not Applicable
44  . . . . . . . . . The Policy
45  . . . . . . . . . Not Applicable
46  . . . . . . . . . Other Policy Benefits and Provisions
47  . . . . . . . . . Not Applicable
48  . . . . . . . . . The Company
49  . . . . . . . . . The Company
50  . . . . . . . . . Not Applicable
51  . . . . . . . . . The Company, The Policy
52  . . . . . . . . . Ultra Series Fund
53  . . . . . . . . . Federal Income Tax Considerations
54  . . . . . . . . . Financial Statements
55  . . . . . . . . . Not Applicable

CUNA MUTUAL LIFE INSURANCE COMPANY                                   PROSPECTUS
2000 Heritage Way, Waverly, Iowa  50677-9202
(319) 352-4090        (800) 798-5500                                 MAY 1, 2002
--------------------------------------------------------------------------------

This Prospectus describes the MEMBERS(R) Variable Universal Life Policy ("Policy") an individual flexible premium variable universal life insurance policy issued by CUNA Mutual Life Variable Account ("Separate Account") and CUNA Mutual Life Insurance Company ("Company").

The Company designed the Policy to provide insurance for the entire life of the insured as well as an investment element. The Policy's flexibility allows you to provide for changing insurance needs under a single insurance policy. You, as the owner of a Policy, may make the following choices:

(1)   The amount of insurance you desire.

(2)   The size and frequency of premium payments.

(3) How you want your premiums allocated. You may allocate premiums to one or more of the Subaccounts of the Separate Account which in turn invest in one or more of the following Funds:

         o  Ultra Series Fund
                  o  Money Market Fund
                  o  Bond Fund
                  o  Balanced Fund
                  o  Growth and Income Stock Fund
                  o  Capital Appreciation Stock Fund

         o  T. Rowe Price International Series, Inc.
                  o  International Stock Portfolio


         o  MFS(R) Variable Insurance TrustSM ("MFS Variable Insurance Trust")
                  o MFS(R) Strategic Income SeriesSM ("MFS Strategic Income
                    Series")
                  o MFS(R) Emerging Growth SeriesSM ("MFS Emerging Growth
                    Series")


You may also choose to allocate all or a portion of premium to the Interest Bearing Account, an account held in the general account of the Company. The Company guarantees the principal held within the Interest Bearing Account and will pay interest of at least 4% annually. At its discretion, the Company may pay a higher rate.

(4)   Which death benefit you desire:
         Option 1 is equal to the Specified Amount (or Face Amount) of your Policy Option 2 is equal to the Specified Amount plus the Accumulated Value of your Policy

It may not be advantageous to replace existing insurance with the Policy described in this Prospectus. In addition, a person who currently owns a flexible premium life insurance policy should compare the benefit and cost of purchasing additional life insurance under the existing policy with the benefits and cost of purchasing the Policy described in this Prospectus. Since the charges imposed upon surrender or Lapse during the first nine policy years will be significant, purchase a Policy only if you have the financial capability to keep it In Force for a substantial period.

Please read this prospectus carefully and keep it for future reference. A current prospectus for the Funds accompanies this prospectus.

Unlike credit union and bank accounts, policy value invested in the Separate Account is not insured. Investment in the Separate Account involves certain risks including loss of purchase payment (principal). Your money will not be deposited in or guaranteed by any credit union or bank and is not guaranteed by any government agency.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS
                                                                          PAGE

SUMMARY OF THE POLICY.......................................................3

INDEX OF TERMS..............................................................5

THE POLICY..................................................................7

   PREMIUMS.................................................................7
     Applying for a Policy..................................................7
     Flexibility of Premiums................................................7
     Minimum Death Benefit Guarantee........................................7
     Target Premium.........................................................7
     Net Premiums...........................................................7
   PREMIUMS TO PREVENT LAPSE................................................7
     Grace Period...........................................................7
     Lapse..................................................................8
     No-Lapse Guarantee.....................................................8
     Reinstatement..........................................................8
   ALLOCATION OF NET PREMIUMS...............................................8
     Dollar Cost Averaging..................................................9
   ULTRA SERIES FUND........................................................9
   T. ROWE PRICE INTERNATIONAL SERIES, INC.................................10
   MFS VARIABLE INSURANCE TRUST............................................10
   RESOLVING MATERIAL CONFLICTS............................................10
   INTEREST BEARING ACCOUNT................................................11
   CHARGES AND DEDUCTIONS..................................................11
     Fund Changes..........................................................11
     State Premium Taxes...................................................11
     Monthly Deduction.....................................................11
     Mortality and Expense Risk Charge.....................................12
     Contingent Deferred Sales and Administrative Charges..................13
     Partial Surrender.....................................................14
     Transfer Fee..........................................................14
     Federal and State Income Taxes........................................14
     Duplicate Policy Charge...............................................14
     Change of Specified Amount Charge.....................................14
   POLICY VALUES...........................................................14
     Accumulated Value.....................................................14
     Cash Value............................................................15
     Net Cash Value........................................................15
   POLICY BENEFITS.........................................................15
     Death Proceeds........................................................15
     Minimum Death Benefit Guarantee.......................................16
     Surrender Proceeds....................................................16
     Maturity Proceeds.....................................................17
     Payment of Proceeds/Settlement Options................................17
   OTHER POLICY BENEFITS AND PROVISIONS....................................18
     Conditions for Policy Issue...........................................18
     Issue Date............................................................18
     Owner, Beneficiary....................................................18
     Incontestability......................................................19
     Right-to-Examine Period...............................................19
     Policy Loans..........................................................20
     Transfer of Values....................................................20
     Change of Allocations.................................................21
     Change of Death Benefit Option........................................22
     Change of Specified Amount............................................22
     Conversion/Exchange of Policy.........................................23
     Transfer of Ownership.................................................23
     Collateral Assignments................................................23
     Effect of Misstatement of Age or Sex..................................24
     Suicide...............................................................24
     Dividends.............................................................24
     Suspension of Payments................................................24
     Accelerated Benefit Option............................................24
   RIDERS..................................................................25
     Children's Insurance..................................................25
     Guaranteed Insurability...............................................26
     Accidental Death Benefit..............................................26
     Automatic Increase....................................................26
     Other Insured.........................................................26
     Term Insurance........................................................26
     Disability Waiver of Monthly Deductions...............................26
     Waiver of Premium and Monthly Deduction Disability Benefit............26
     Executive Benefits Plan Endorsement...................................26

THE COMPANY................................................................26

THE SEPARATE ACCOUNT.......................................................27

FEDERAL INCOME TAX CONSIDERATIONS..........................................28
   TAX STATUS OF THE POLICY................................................28
   TAX TREATMENT OF POLICY BENEFITS........................................28
   SPECIAL RULES FOR PENSION AND PROFIT-SHARING PLANS......................29
   BUSINESS USES OF THE POLICY.............................................30
   ALTERNATIVE MINIMUM TAX.................................................30
   POSSIBLE TAX LAW CHANGES................................................30
   THE COMPANY'S TAXES.....................................................30

CUNA MUTUAL LIFE INSURANCE COMPANY DIRECTORS AND EXECUTIVE OFFICERS........30

ADDITIONAL INFORMATION.....................................................32
   STATE REGULATION........................................................32
   LEGAL PROCEEDINGS.......................................................32
   INDEPENDENT ACCOUNTANTS.................................................32
   ACTUARIAL MATTERS.......................................................32
   REGISTRATION STATEMENT..................................................32
   DISTRIBUTION OF POLICIES................................................33
   UNISEX POLICIES.........................................................33

FINANCIAL STATEMENTS.......................................................33
(With Independent Auditors' Report)........................................34

APPENDIX A  ILLUSTRATIONS OF POLICY VALUES AND DEATH BENEFITS.............100

APPENDIX B  FIRST YEAR CONTINGENT DEFERRED CHARGES PER $1,000 OF SPECIFIED
 AMOUNT...................................................................110

APPENDIX C  FIRST YEAR CONTINGENT DEFERRED CHARGES PER $1,000 OF SPECIFIED
 AMOUNT UNISEX............................................................112

APPENDIX D  DEATH BENEFIT RATIO...........................................113

                              SUMMARY OF THE POLICY

You should read the following summary of the Policy in conjunction with the detailed information appearing elsewhere in this prospectus. Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Insured is alive, the Policy is In Force, and there is no outstanding Policy loan.

The Owner has flexibility, within limitations, to determine the frequency and amount of premiums. (See Premiums - Flexibility of Premiums). The Policy does not require the Owner to follow a fixed premium payment schedule. The Company does not guarantee the amount and/or duration of the life insurance coverage and value of the Policy, and the value may increase or decrease to reflect the investment performance of the applicable Subaccounts. Accordingly, the Owner bears the investment risk of any decrease, but reaps the benefit of any increase in the value of the underlying assets.

As long as the Policy remains In Force, the Policy will provide for death proceeds payable to the Beneficiary upon the Insured's death, Accumulated Value, surrender rights, and Policy loan privileges. The Policy will remain In Force so long as Net Cash Value is sufficient to pay certain monthly charges imposed in connection with the Policy, otherwise, after a grace period, the Policy will Lapse without value. (See Premiums to Prevent Lapse, Grace Period, Lapse, No-Lapse Guarantee, and Reinstatement). However, the Company guarantees that the Policy will remain In Force during the first three Policy Years as long as the Owner meets certain requirements related to the required minimum premium during those years. If a Policy Lapses while loans are outstanding, certain amounts may become subject to income tax and a 10% federal penalty tax. (See Tax Status of the Policy). The minimum Specified Amount for which the Company normally will issue a Policy is $50,000 ($10,000 for Issue Ages 65 and over).

Purpose of the Policy. The Policy is designed to provide lifetime insurance benefits and long-term investment of Accumulated Value. A prospective Owner should evaluate the Policy in conjunction with other insurance coverage that he or she may have, as well as his or her needs for insurance and the Policy's long-term investment potential. It may not be advantageous to replace existing insurance coverage with the Policy. In particular, replacement should be carefully considered if the decision to replace existing coverage is based solely on a comparison of Policy illustrations.

Cancellation Privilege. For a limited time after the Policy is issued, the Owner may cancel the Policy and receive a refund. This refund will equal Accumulated Value on the date the Company receives the returned Policy, plus any charges the Company deducted, minus any Policy Indebtedness. A refund will equal the exact amount of premiums paid if required by applicable state law. (See Other Policy Benefits and Provisions - Right-to-Examine Period).

Premiums. The policy requires an initial premium. After the initial premium, the Owner may select an annual premium plan, and pay premiums in accordance with a schedule. The Owner may vary the amount and frequency and skip planned annual payments. (See Premiums - Flexibility of Premiums).

The initial premium and the minimum premium depend on the Insured's age, sex, and risk class, Specified Amount selected, and any supplemental riders. The Owner may pay premiums after the initial premium at any time while the Policy is In Force, within limits. (See Premiums - Flexibility of Premiums). The Owner may then allocate Net Premiums to the Subaccounts and the Interest Bearing Account.

Charges and Expenses

State Taxes. The Company deducts a charge from premium payments to cover state taxes. The charge deducted is equal to the actual amount of Premium Tax (or tax in lieu of Premium Tax) in the Owner's state of residence. (See Charges and Deductions - State Premium Taxes).

Monthly Deductions. The Monthly Deductions are deducted from Net Cash Value (or, in limited circumstances, the Deferred Charges Account) on each Monthly Day. The Monthly Deductions equal the sum of

         (1) a cost of insurance charge,
         (2) the cost of additional insurance riders and benefits, if any,
         (3) a policy fee of $3 per month for Policies with Issue Ages 0-19 and $6 per month for all remaining Policies, and
         (4) an administrative fee which equals $.45 per thousand dollars of Specified Amount per year.

The administrative fee is assessed only during the first 10 Policy years, or on an increase in Specified Amount, during the first 10 years after the increase. (See Charges and Deductions - Monthly Deduction).

Daily Charges. The Company assesses mortality and expense risk charges against net assets (whether held in the Subaccounts and/or Interest Bearing Account) equal on an annual basis to .9% of the average daily net assets. (See Charges and Deductions - Mortality and Expense Risk Charge).


Fund Expenses. The Fund prospectuses describe the Fund expenses in detail. The table below summarizes the annual Fund expenses (as a percentage of average net assets) for the year ended December 31, 2001.

------------------------------------------------ ----------------------- ------------------------------ ---------------------
                                                       Management                    Other               Total Annual Fund
                                                          Fees                     Expenses                   Expenses
------------------------------------------------ ----------------------- ------------------------------ ---------------------
               Money Market Fund                          0.45%                   0.01%                         0.46%
------------------------------------------------ ----------------------- ------------------------------ ---------------------
                   Bond Fund                              0.55%                   0.01%                         0.56%
------------------------------------------------ ----------------------- ------------------------------ ---------------------
          MFS Strategic Income Series                     0.75%                   0.37%(2)(3)                   1.12%
------------------------------------------------ ----------------------- ------------------------------ ---------------------
                 Balanced Fund                            0.70%                   0.01%                         0.71%
------------------------------------------------ ----------------------- ------------------------------ ---------------------
         Growth and Income Stock Fund                     0.60%                   0.01%                         0.61%
------------------------------------------------ ----------------------- ------------------------------ ---------------------
        Capital Appreciation Stock Fund                   0.80%                   0.01%                         0.81%
------------------------------------------------ ----------------------- ------------------------------ ---------------------
          MFS Emerging Growth Series                      0.75%                   0.12%(2)(3)                   0.87%
------------------------------------------------ ----------------------- ------------------------------ ---------------------
T. Rowe Price International Stock Portfolio(1)            1.05%                   0.00%                         1.05%
------------------------------------------------ ----------------------- ------------------------------ ---------------------

(1) The portfolio pays T. Rowe Price International an annual fee that includes investment management services and ordinary, recurring operating expenses, but does not cover interest, taxes, brokerage, nonrecurring and extraordinary items or fees and expenses for the portfolio's independent directors. The fee is based on portfolio average daily net assets and is calculated and accrued daily."

(2) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal 0.86% for Emerging Growth Series and 0.90% for Strategic Income Series.

(3) MFS has contractually agreed, subject to reimbursement, to bear expenses for these series such that each such series' "Other Expenses" (after taking into account the expense offset arrangement described above), do not exceed the following percentages of the average daily net assets of the series during the current fiscal year: 0.15% for the Strategic Income Series.


Partial Surrender Charge. On each partial surrender, the Company may assess a charge equal to the lesser of $25 or 2% of the amount surrendered. These fees are currently waived by the Company.

Contingent Deferred Charges. The Company assesses contingent deferred sales and administrative charges upon full surrender of the Policy during the first 10 Policy years. The charges vary by the age of Insured at issue, sex, and smoking status. In no instance will the charges exceed 30% of the lesser of premiums paid or the guideline annual premium of the Policy. (See Charges and Deductions
- Contingent Deferred Sales and Administrative Charges; and Appendix B).

Transfer Fee. After the fourth transfer in a Policy year, an Owner may be charged $20 per transfer for Accumulated Value transferred between and among the Subaccounts and the Interest Bearing Account. (See Charges and Deductions - Transfer Fee). These fees are currently waived by the Company.

Change of Specified Amount Charge. The Company will assess a $50 charge for each change of Specified Amount after the first request in a Policy year. (See Other Policy Benefits and Provisions - Change of Specified Amount).

Policy Benefits. Two death benefit options are available under the Policy: a level death benefit ("Option 1") and a death benefit that may increase or decrease ("Option 2"). (See Death Benefit Options page 13.) The Owner may change the death benefit option and the Specified Amount. Death Proceeds are available as a lump sum or under a variety of settlement options. (See Policy Benefits - Death Proceeds). Supplemental benefits and/or riders are available. (See Other Policy Benefits and Provisions).

The Owner may surrender the Policy in full at any time. Declining contingent deferred sales and administrative charges are deducted from the proceeds in the event of a full surrender during the first ten Policy years. (See Surrender Proceeds - Policy Surrender).

Within limits, the Owner may also make a partial surrender from the Policy and obtain a Policy loan. The Owner may make a partial surrender so long as the Specified Amount remaining is not less than $40,000 ($8,000 if Issue Age is 65 and over). The Company will assess a charge on each partial surrender. (See Surrender Proceeds - Partial Surrender). Loans may be taken from amounts up to 80% (90% for Virginia residents) of Cash Value, at an 8% interest rate compounded annually. (See Other Policy Benefits and Provisions - Policy Loans).

Transfer of Values. The Owner may transfer Accumulated Value between and among the Subaccounts and the Interest Bearing Account. The Owner may make four transfers a year without charge. (See Other Policy Benefits and Provisions - Transfer of Values). After the fourth transfer, the Owner may be charged $20 per transfer. We currently waive this charge.


The Separate Account. The Separate Account consists of seven Subaccounts. Each Subaccount invests in the corresponding portfolio or series of Ultra Series Fund, T. Rowe Price International Series, Inc., and the MFS Variable Insurance Trust.


The Interest Bearing Account. As an alternative to the Separate Account, the Owner may allocate or transfer all or a portion of the Accumulated Value to the Interest Bearing Account, which guarantees a specified minimum rate of return. (See Interest Bearing Account).

Illustrations. Illustrations in this prospectus or used in connection with the purchase of a Policy are based on hypothetical rates of return. These rates are not guaranteed. They are illustrative only and should not be considered a representation of past or future performance. Actual rates of return may be higher or lower than those reflected in Policy illustrations, and therefore, actual Policy values will be different from those illustrated.

Tax Considerations. The Company anticipates that the Policy will be considered a life insurance contract under federal income tax law, so that the Death Benefit Proceeds paid to the Beneficiary will not be subject to federal income tax. However, due to lack of guidance from tax authorities, it is uncertain whether Policies issued on a substandard basis would be considered life insurance contracts for this purpose.

Depending on the total amount of premiums that the Owner pays, the Owner's Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, then Partial Withdrawals, surrenders, and loans under it are taxable as ordinary income to the extent such amounts represent earnings under the Policy. For this purpose, any Partial Withdrawals, surrenders and loans are considered first a distribution of earnings under the Policy, and when earnings are fully distributed, a distribution of the Owner's investment in the Policy. In addition, a 10% federal penalty tax may be imposed on Partial Withdrawals, surrenders, and loans taken before the Owner reaches age 59 1/2. The Owner should consult a qualified tax adviser for assistance in all tax matters involving the Owner's Policy.

Conversion/Exchange Right. At any time within 24 months after the Issue Date, the Owner may exchange the Policy for a policy of permanent fixed benefit insurance or for any other policy that the Company may agree to issue on the life of the Insured. The Owner also may transfer without charge on the exchange date, any portion of the Net Cash Value of the original Policy as premium to the new policy. (See Other Policy Benefits and Provisions - Conversions/Exchange Privilege).

Owner Inquiries. If you have questions, you may write or call the Company at 2000 Heritage Way, Waverly, Iowa 50677-9202, 1-800-798-5500.

                                 INDEX OF TERMS

We have tried to use simple, clear language as much as possible in this prospectus. However, the very nature of the contract requires certain technical words or terms. We have described those terms throughout the prospectus. In addition, the following is a brief explanation of some of the terms used in the Policy.

Accumulated Value. The total of the values attributable to a Policy in all Subaccounts and the Interest Bearing Account plus the values attributable to it, if any, in the Loan Account and Deferred Charges Account.

Age. The number of completed years from the Insured's date of birth.

Attained Age. Age of the Insured on the most recent Policy Anniversary.

Beneficiary.  Person  or  entity  named  to  receive  all or part  of the  Death
Proceeds.

Cash Value.  Accumulated Value minus Deferred Charges, but not less than zero.

CUNA  Mutual  Group.  CUNA  Mutual  Insurance  Society,   its  subsidiaries  and
affiliates, including the Company.

Death Benefit Ratio. The ratio of Face Amount to Accumulated Value required by the Internal Revenue Code for treatment of the Policy as a life insurance Policy. The Death Benefit Ratio varies by the Attained Age.

Death Proceeds. Amount to be paid if the Insured dies while the Policy is In Force.

Face Amount. Under death benefit option 1, the Face Amount is the greater of the Specified Amount, or the Accumulated Value on the date of death multiplied by the Death Benefit Ratio. Under death benefit option 2, the Face Amount is the greater of the Specified Amount plus the Accumulated Value on the date of death, or the Accumulated Value on the date of death multiplied by the Death Benefit Ratio.

Fund. An investment portfolio (sometimes called a Series) of the Ultra Series Fund, the T. Rowe Price International Series, Inc. or the MFS Variable Insurance Trust.

Home Office. The Company's principal office at 2000 Heritage Way, Waverly, Iowa 50677-9202

In Force. Condition under which the Policy is active and the Insured's life remains insured and sufficient Net Cash Value exists from premium payment or otherwise to pay the Monthly Deductions on a Monthly Day.

Indebtedness. Policy loans plus accrued interest on the loans.

Insured. Person whose life is insured under the Policy.

Issue Age. Age of Insured at the time the Policy was issued.

Issue Date. The date from which Policy Anniversaries, Policy years, and Policy months are determined.

Lapse. Condition when the Insured's life is no longer insured under the Policy.

Loan Account. A portion of the Company's general account into which amounts are transferred from the Separate Account as collateral for Policy loans.

Monthly Day. Same day as the Issue Date for each month the Policy remains In Force. The Monthly Day is the first day of the Policy month. If there is no Monthly Day in a calendar month, the Monthly Day will be the first day of the next calendar month.

Net Asset Value. The total current value of portfolio securities, cash, receivables, and other assets minus liabilities.

Net Premiums. Premiums paid less any charges for Premium Tax (or tax in lieu of Premium Tax).

Owner (you, your). The Owner as named in the application. The Owner may be other than the Insured.

Policy Anniversary. Same day and month as the Issue Date for each year the Policy remains In Force.

Premium Tax. An amount deducted from premium payments to cover Premium Tax (and tax in lieu of Premium Tax) currently charged by the Owner's state of residence (except in Pennsylvania and Texas). State of residence is determined by the Owner's mailing address as shown in the Company's records. The term "in lieu of Premium Tax" means any income and any franchise tax assessed by a state as a substitute for Premium Tax.

Record Date. The date the Company records the Policy on its books as an In Force Policy.

Separate Account. CUNA Mutual Life Variable Account, a segregated investment account of CUNA Mutual Life Insurance Company into which Net Premiums may be allocated. The Owner bears the investment risk for amounts allocated to Separate Account Subaccounts.

Specified Amount. The amount chosen by the Owner which is used to determine the Face Amount.

Target Premium. The Target Premium is shown on the specifications page of the Policy. It is determined by dividing the minimum premium by .60.

Unit Value. The value determined by dividing Net Asset Value by the number of Subaccount units outstanding at the time of calculation.

Valuation Day. For each Subaccount, each day that the New York Stock Exchange is open for business except for days that the Subaccount's corresponding Fund does not value its shares.

Valuation Period. The period beginning at the close of regular trading on the New York Stock Exchange on any Valuation Day and ending at the close of regular trading on the next succeeding Valuation Day.


                                   THE POLICY

Premiums

Applying for a Policy. To purchase a Policy, the Owner must complete an application and submit it to an authorized representative. The Owner must also pay an initial premium as further described below. The Owner must pay the Initial Premium during the lifetime of the Insured, on or before the Issue Date. All premiums after the Initial Premium must be paid to the Home Office.

Flexibility of Premiums. The Policy provides for a planned annual premium determined by the Owner. The Owner is not required to pay premiums in accordance with the planned schedule. Premiums are generally flexible both as to timing and amount. Premiums must be large enough to keep the Policy In Force. The Owner may pay premiums after the initial premium at any time while the Policy is In Force.

The initial premium must be at least equal to one-twelfth (1/12th) of the minimum premium.

The minimum premium is the minimum annual amount that, if paid each year for the first three Policy years, will keep the no-lapse guarantee in effect for that time. The specifications page of the Policy will indicate the minimum premium.

The Company reserves the right to refuse any premium payment that is less than $25.

The total of all premiums paid may never exceed the maximum premium limitation determined by the Internal Revenue Code for treatment of the Policy as a life insurance policy. If at any time a premium is paid which would result in total premiums exceeding the maximum premium limitation, the Company will only accept that portion of the premium which would make total premiums equal the maximum. The Company will return any excess amount and will not accept further premiums until the maximum premium limitation increases.

The Company reserves the right to refuse any premium or part of a premium which would increase the Face Amount of the Policy by more than the amount of the premium.

Minimum Death Benefit Guarantee. If the Target Premium is paid until the later of Attained Age 65 or 10 years from the Issue Date, the Policy will not Lapse during those years. (See Policy Benefits - Minimum Death Benefit Guarantee.)

Target Premium. The Target Premium will be shown on each Policy. Generally, it is determined by dividing the minimum premium by .60, and is stated on the specifications page of the Policy.

Net Premiums. Net Premiums are premiums paid less any charge for state Premium Taxes (or taxes in lieu of Premium Taxes). The amount of this deduction varies by amount of premium and by state of residence of the Owner. (See Charges And Deductions - State Premium Taxes.)

Premiums to Prevent Lapse

Grace Period. If the Net Cash Value on any Monthly Day is less than the amount needed to pay the Monthly Deduction, and the no-lapse guarantee or minimum death benefit guarantee is not in effect, the Company will mail a notice of termination to the Owner. A grace period of 61 days will begin on the date the notice is mailed. To avoid the Policy lapsing at the end of the grace period, the Owner must: (1) pay sufficient premium to increase the Net Cash Value to zero by the end of the grace period, or (2) if prior to the third Policy Anniversary, and no requested increase in Specified Amount was made, either the above amount or the amount needed to qualify for the no-lapse guarantee. In addition to allowing the Policy to remain In Force, payment of the latter amount will reinstate the no-lapse guarantee.

Lapse. If the premium due is not paid during the grace period, the Policy will Lapse without value. If the Insured dies during the grace period, the overdue charges will be deducted from the Death Proceeds.

No-Lapse Guarantee. If at all times during the first three Policy years the sum of the premiums received to date, less all partial surrenders and Indebtedness, is at least equal to the monthly minimum premium multiplied by the number of months (plus one month) the Policy has been In Force, the Policy will not Lapse. The monthly minimum premium is the minimum premium (the minimum annual amount needed each year during the first three Policy years to keep the no-lapse guarantee in effect) divided by 12. If any requested increase in Specified Amount is made during the first three Policy years, the no-lapse guarantee is voided.

In cases where the no-lapse guarantee is in effect and there is insufficient Net Cash Value to pay the Monthly Deduction, Accumulated Value from the Deferred Charges Account will be used to pay the Monthly Deduction. (See Charges And Deductions - Contingent Deferred Sales and Administrative Charges.) Deferred Charges are collected only if the Policy is surrendered during the first nine Policy years after the Issue Date or the first nine years after an increase in Specified Amount, whichever is applicable. The Company will waive any Monthly Deduction remaining after the Deferred Charges have been exhausted. (See Charges And Deductions - Monthly Deduction.)

Reinstatement. The Owner may ask to have a Lapsed Policy reinstated. The Company will make reinstatement based upon the original terms of the Policy if the following conditions are met:

     o the Owner requests the Company to reinstate the Policy within five years after the end of the grace period;

     o    the request is in writing;

     o satisfactory evidence of insurability is provided to the Company (the Cost of Insurance rates following reinstatement will be based upon the risk classification of the reinstated Policy);

     o payment of an amount sufficient to increase the Net Cash Value to zero by the end of the grace period, assuming no investment gains or losses,

     o the Owner pays the amount of the Monthly Deductions due on the first three Monthly Days after the reinstatement is effective; and

     o if Lapse occurs during the twelve months following the Issue or an Increase, the Owner pays an amount equal to the difference between Deferred Charges on the date of Lapse and Deferred Charges on the date of reinstatement, computed as if the Lapse had not occurred.

The reinstatement will become effective immediately upon the Company's approval of the reinstatement. The Company will reinstate Accumulated Value to the Deferred Charges Account in an amount equal to the lesser of the Deferred Charges on the date of Lapse or Deferred Charges on the date of reinstatement, computed as if the Policy had not Lapsed. After reinstatement, the Deferred Charges will be handled as if the Lapse had not occurred.

Allocation of Net Premiums

All Net Premiums are allocated among the Subaccounts and the Interest Bearing Account. The Owner determines what percentages of the Net Premiums are allocated to each Subaccount and the Interest Bearing Account. Any allocation to a Subaccount or the Interest Bearing Account must be at least 5% of amount applied and only whole percentages are permitted.

Allocation of initial premium payments will be handled as follows:

If the initial premium is received before the Record Date, it is held in the Company's general account. If a Policy is subsequently issued, interest is credited on the net initial premium (initial premium less charge for State Premium Tax) at a rate of at least 4% compounded annually. The Company may, at its sole discretion, credit interest at a rate in excess of 4%. On the first Valuation Day following the Record Date, this Net Premium plus interest from the Issue Date, and less Monthly Deductions and amounts held in the Deferred Charges Account are allocated to the Subaccounts of the Separate Account and the Interest Bearing Account in the percentages established by the Owner and recorded on the application for the Policy. (See Charges And Deductions - Monthly Deduction and Contingent Deferred Sales and Administrative Charges.) These allocation percentages apply to future Net Premiums until the allocation is changed by the Owner. (See Other Policy Benefits and Provisions - Change of Allocations.)

Dollar Cost Averaging. Through the dollar cost averaging program, an Owner may purchase units of the Subaccounts at regular intervals in fixed dollar amounts. The fixed dollar amount will purchase more units when the value of a Subaccount is low and fewer units when the value of a Subaccount is high. Over time, the cost per unit averages out to be not as high as if all purchases had been made at the highest cost and not as low as if all purchases had been made at the lowest cost. Dollar cost averaging reduces the risk of making purchases only when prices are high. It does not assure profit or protect against loss in declining markets. Owners interested in the dollar cost averaging program should consider their ability to maintain steady purchases at times when prices are low.

The dollar cost averaging request form permits an Owner to make transfers each month from the Money Market Subaccount to any other Subaccount and to the Interest Bearing Account. The minimum transfer is $200 per month. The amount transferred to a Subaccount must be at least 5% of the amount transferred and must be in whole percentages. The transfer is made on the 20th day of each month if that day is a Valuation Day. If the 20th is not a Valuation Day, the transfer will be made on the next Valuation Day. Once elected, dollar cost averaging remains in effect until the earliest of: (1) the Money Market Subaccount is depleted to zero; (2) the Owner cancels the election (by written notice or by telephone or fax if the Company has the Owner's telephone and fax authorization form on file); or (3) for three successive months, the amount in the Money Market Subaccount has been insufficient to implement the dollar cost averaging instructions the Owner has given to the Company. The Company will notify the Owner when dollar cost averaging is no longer in effect. There is no additional charge for using dollar cost averaging. The Company reserves the right to discontinue offering the dollar cost averaging facility at any time and for any reason.

The Separate Account invests in shares of open-end management investment companies of the series type with one or more investment portfolios or series. Each investment company is registered with the Securities and Exchange Commission ("SEC").

The Separate Account invests in Class Z shares of the Ultra Series Fund. The Separate Account, CUNA Mutual Group qualified retirement plans, and two other separate accounts of the Company are shareholders of the Ultra Series Fund. Other Separate Accounts of the Company or separate accounts of other affiliated and unaffiliated life insurance companies and qualified retirement plans may also invest in the Ultra Series Fund. The Separate Account also invests in shares of the MFS Variable Insurance Trust and the T. Rowe Price International Series, Inc. (See The Separate Account.)

The paragraphs below summarize the investment objectives and policies of each Fund. There is no assurance that any Fund will achieve its stated objectives. More detailed information, including a description of risks and expenses, may be found in the prospectuses for the Ultra Series Fund, the T. Rowe Price International Series, Inc. and the MFS Variable Insurance Trust which follow this prospectus. Please read these prospectuses carefully and retain them for future reference.

Ultra Series Fund

The Ultra Series Fund is a fund with classes of shares within each of five investment portfolios. MEMBERS Capital Advisors, Inc. serves as investment adviser to the Ultra Series Fund and manages assets in accordance with general policies and guidelines established by the board of trustees of the Ultra Series Fund. Currently, the Ultra Series Fund offers five Funds as investment options under the Policies.


Money Market Fund. This Fund seeks high current income from money market instruments consistent with preservation of capital and liquidity. An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Money Market Fund will be able to maintain a stable Net Asset Value of $1.00 per share. During extended periods of low interest rates, the returns of the Subaccounts investing in a money market fund may also become extremely low and possibly negative.

Bond Fund. This Fund seeks a high level of current income, consistent with the prudent limitation of investment risk, primarily through investment in a diversified portfolio of income bearing debt securities. It principally invests in securities of intermediate term maturities.

Balanced Fund. This Fund seeks a high total return through the combination of income and capital appreciation. It pursues this objective by investing in the types of common stocks owned by the Capital Appreciation Stock and Growth and Income Stock Funds, the type of bonds owned by the Bond Fund, and the type of money market instruments owned by the Money Market Fund.


Growth and Income Stock Fund. This Fund seeks long-term growth of capital with income as a secondary consideration. It pursues this objective by investing in common stocks of companies with financial and market strengths and long-term records of performance.

Capital Appreciation Stock Fund. This Fund seeks a long-term capital appreciation. It pursues this objective by investing in common stocks, including those of smaller companies and of companies undergoing significant change.

T. Rowe Price International Series, Inc.

T. Rowe Price International Stock Portfolio. This Fund seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.


T. Rowe Price International, Inc. ("Price International") serves as the investment adviser to the T. Rowe Price International Stock Portfolio and manages its assets in accordance with general policies and guidelines established by the board of directors of the T. Rowe Price International Series, Inc. Price International is an indirect subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.


MFS Variable Insurance Trust


MFS Strategic Income Series. This Fund seeks income and capital appreciation.


MFS Emerging Growth Series. This Fund seeks to provide long-term growth of capital.


Massachusetts Financial Services Company ("MFS") serves as the investment adviser to the MFS Strategic Income Series and MFS Emerging Growth Series and manages its assets in accordance with general policies and guidelines established by the board of trustees of the MFS Variable Insurance Trust. MFS is a subsidiary of Sun Life Assurance Company of Canada (U.S.) Financial Services Holdings, Inc. which, in turn, is a wholly owned subsidiary of Sun Life Assurance Company of Canada.

Availability of the Funds. The Separate Account purchases shares of the T. Rowe Price International Stock Portfolio, MFS Strategic Income Series, and MFS Emerging Growth Series in accordance with separate participation agreements between the Company and T. Rowe Price International Series, Inc. and MFS Variable Insurance Trust, as appropriate. The agreements contain varying termination provisions. If a participation agreement terminates, the Separate Account may not be able to purchase additional shares of the Fund(s) covered by that agreement. Likewise, in certain circumstances, it is possible that shares of a Fund may not be available to the Separate Account even if the participation agreement relating to that Fund has not been terminated. In either event, Owners will no longer be able to allocate purchase payments or transfer Policy value to the Subaccount investing in that Fund.


The Company has entered into agreements with the investment managers or advisers of several of the Funds under which the investment manager or adviser pays the Company a servicing fee based upon an annual percentage of the average daily net assets invested by the Variable Account (and other separate accounts of the Company) in the Funds managed by that manager or adviser. These fees are in consideration for administration services provided to the Funds by the Company. Payments of fees under these agreements by managers or advisers do not increase the fees or expenses paid by the Funds or their shareholders.

Resolving Material Conflicts

Shares of the Funds, other than Ultra Series Fund, are sold to separate accounts of insurance companies that are not affiliated with the Company or each other, a practice known as "shared funding." They are also sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners, whose Contract Values are allocated to the Variable Account, and of owners of other contracts whose contract values are allocated to one or more other separate accounts investing in any one of the Funds. Shares of some of the Funds may also be sold directly to certain qualified pension and retirement plans qualifying under Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, the Company will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another Fund. There are certain risks associated with mixed and shared funding and with sale of shares to qualified pension and retirement plans, as disclosed in the Fund's prospectus.

As with other Funds, Ultra Series Fund sells shares in "mixed funding" arrangements. In addition, it sells shares directly to qualified pension and retirement plans sponsored by CUNA Mutual Group. In the future, it is possible that Ultra Series Fund may sell shares in "shared funding" arrangements. As with other funds, in the event of material conflicts, the Company will consider what action may be appropriate, including removing an Ultra Series Fund Portfolio from the Variable Account or replacing it with another Portfolio or Fund. Certain risks associated with mixed funding and with the sale of shares to CUNA Mutual Group plans are disclosed in the Ultra Series Fund Statement of Additional Information.

Addition, Deletion or Substitution of Investments. The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares of a Fund that are held in the Separate Account or that the Separate Account may purchase. If the shares of a Fund are no longer available for investment or if, in the Company's judgment, further investment in any Fund should become inappropriate, the Company may redeem the shares, if any, of that Fund and substitute shares of another Fund. To the extent required by the Investment Company Act of 1940 ("1940 Act") or other applicable law, the Company will not substitute any shares attributable to a Policy's interest in a Subaccount without notice and prior approval of the SEC and state insurance authorities.

The Company also reserves the right to establish additional Subaccounts of the Separate Account, each of which would invest in shares of a new corresponding Fund having a specified investment objective. The Company may, in its sole discretion, establish new Subaccounts or eliminate or combine one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Owners on a basis to be determined by the Company. Some subaccounts may also be closed to certain classes of owners. Subject to obtaining any approvals or consents required by applicable law, the assets of one or more Subaccounts may be transferred to any other Subaccount if, in the sole discretion of the Company, marketing, tax, or investment conditions warrant.

In the event of any such substitution or change, the Company (by appropriate endorsement, if necessary) may change the Policy to reflect the substitution or change. Affected Owners will be notified of such a material substitution or change. If an Owner objects to the change, the Owner may exchange the Policy for a fixed benefit whole life insurance policy then issued by the Company. The new policy will be subject to normal underwriting rules and other conditions determined by the Company. No evidence of insurability will be necessary. The option to exchange must be exercised within sixty (60) days of notification to the Owner of the investment policy change. The Owner may also Surrender the Policy. (See Policy Benefits - Surrender Proceeds.)

If the Company considers it to be in the best interest of Owners, and subject to any approvals that may be required under applicable law, the Separate Account may be operated as a management investment company under the 1940 Act, it may be deregistered under the 1940 Act if registration is no longer required, it may be combined with other Company separate accounts, or its assets may be transferred to another separate account of the Company. In addition, the Company may, when permitted by law, restrict or eliminate any voting rights of Owners or other persons who have such rights under the Policies.

Interest Bearing Account

The Interest Bearing Account is an investment option under the Policy. Under this option, premiums may be allocated and values transferred to the general account of the Company. Assets attributable to the Interest Bearing Account are subject to the claims of the Company's general creditors. Net premiums allocated and values transferred to the Interest Bearing Account will earn interest at a rate of no less than 4% annually, with the Company crediting a higher rate solely at its discretion. (See Other Policy Benefits and Provisions - Transfer of Values.)

Charges and Deductions

Fund Charges. Charges made by the Funds are discussed in the Funds' prospectuses and in their statements of additional information available from the address shown on the first page of this prospectus. Charges and deductions for state Premium Taxes and charges against the Separate Account and the Interest Bearing Account are described below.

State Premium Taxes. The Company makes a deduction from premiums for Premium Taxes (or taxes in lieu of Premium Taxes) charged by the Owner's state of residence. The Company determines the Owner's state of residence by his or her mailing address as shown on Company records. The initial percentage of reduction for state taxes is shown on the specifications page of the Policy.

Monthly Deduction. The Monthly Deduction due on each Monthly Day will be the sum of:

         o the Cost of Insurance for that month; plus

         o the monthly Policy fee; plus

         o the monthly administrative fee; plus

         o the cost of any additional benefits provided by rider, if any.

The Monthly Deduction is made by redeeming the number of units (or fraction of units) in Subaccounts (and/or withdrawing values from the Interest Bearing Account) in an amount equal to the amount of the Monthly Deduction, except during the second through ninth Policy years, in which case the amount in the Deferred Charges Account in excess of the Deferred Charges will be first applied to the Monthly Deduction. The excess amount will include interest earned in the account and, when the Monthly Day falls on a Policy Anniversary, the amount released from the Deferred Charges Account.

On any Monthly Day when there is insufficient Net Cash Value to pay the Monthly Deduction and the no-lapse guarantee or minimum death benefit guarantee is in effect, the Monthly Deduction remaining after the Net Cash Value is exhausted will be made from the Deferred Charges Account. If the Deferred Charges Account balance is insufficient to pay the Monthly Deduction, the Company will waive any Monthly Deduction remaining after the amount in the Deferred Charges Account has been exhausted.

In the 10th Policy year and beyond, any Monthly Deduction in excess of the Net Cash Value will be waived by the Company if the minimum death benefit guarantee is still in effect.

The Owner may specify what percentages of the Monthly Deduction will be withdrawn from each Subaccount and the Interest Bearing Account. Each withdrawal from a Subaccount or the Interest Bearing Account must be at least 5% of the total Monthly Deduction. Only whole percentages are permitted. If a specification is not made, the withdrawals will be made in the same percentages as premiums are currently allocated among the Subaccounts and the Interest Bearing Account.

Cost of Insurance. The Company will determine a Cost of Insurance ("COI") rate to be used on each Monthly Day. The COI rate for the Policy will be determined by the Insured's Attained Age, sex, smoker status, and rating class. (For factors used in unisex Policies, see the Section entitled Unisex Policies.) Attained Age means Age on the most recent Policy Anniversary. COI rate charges will depend on the Company's expectations as to future mortality experience. The monthly COI rate will not exceed the rates shown in Table I - Guaranteed Maximum Insurance Rates contained in the Policy. However, the Company may charge less than these rates. While not guaranteeing to do so, the Company intends to charge less than the guaranteed maximum insurance rates after the 10th Policy year. The guaranteed maximum insurance rates are based on the 1980 CSO Mortality Tables, Age last birthday.

The COI is determined by multiplying the Cost of Insurance rate by the net amount at risk for a Policy. Under death benefit option 2, the net amount at risk is always the Specified Amount. Under death benefit option 1, the net amount at risk is the Specified Amount less the Accumulated Value. For a Policy where there has been an increase in the Specified Amount, the COI rate applicable to the initial Specified Amount is usually different from that for the increase. Likewise, there is a net amount at risk associated with the initial Specified Amount and the increase. The net amount at risk for the initial Specified Amount is multiplied by the COI rate for the initial Specified Amount to determine the COI charge for the initial Specified Amount and the net amount at risk for the increase is multiplied by the COI rate for the increase to determine the COI for the increase. To compute the net amounts at risk after an increase for a Policy with an option 1 death benefit, Accumulated Value is first used to offset the initial Specified Amount, and any Accumulated Value in excess of the initial Specified Amount is then used to offset the increase in Specified Amount.

Monthly Policy Fee. The monthly Policy fee is a fee the Company charges to compensate it for some of the administrative expenses associated with the Policy. The fee cannot be increased. It is equal to $3 per month for Policies with Issue Ages of 0-19 and $6 per month for all other Policies. It is not based on the Specified Amount.

Monthly Administrative Fee. The Company assesses an administrative fee of $.45 per thousand dollars of Specified Amount per year on a monthly basis to reimburse the Company for some of the administrative expenses associated with the Policy. On a monthly basis, the administrative fee amounts to $.0375 per thousand dollars of Specified Amount. The fee is based on the Specified Amount and cannot be increased unless the Specified Amount is changed. The fee will not be decreased in the event of a Specified Amount decrease. This fee is charged only during the first 10 Policy years of the Policy or, on an increase in Specified Amount, during the first 10 Policy years after the increase.

The monthly administrative fee, together with the monthly Policy fee, is designed to equitably distribute the administrative costs among all Policies.

Cost of Additional Benefits. The cost of additional benefits will include charges for any additional insurance benefits added to the Policy by rider. These charges are for insurance protection, and the amounts will be specified in the Policy.

Mortality and Expense Risk Charge. The Company deducts daily a mortality and expense risk charge of .00002466% of the Policy's Net Asset Value in the Separate Account (and the Policy's Accumulated Value in the Interest Bearing Account), which is equal on an annual basis to 0.9% of the daily value of the net assets of the Separate Account (and the value in the general account attributable to the Interest Bearing Account). The mortality risk assumed is that the Insured may not live as long as expected. The expense risk assumed by the Company is that the actual expense will be greater than that expected by the Company. The Company has primary responsibility for all administration for the Policy, the Separate Account and the Interest Bearing Account. Such administration includes, among other things, Policy issuance, underwriting, maintenance of Policy records, Policy service, and all accounting, reserves calculations, regulatory and reporting requirements, and audit of the Separate Account. If proceeds from this charge are not needed to cover mortality and expense risks, the Company may use proceeds to finance distribution of the Policies or for any other lawful purpose.

Contingent Deferred Sales and Administrative Charges. To reimburse the Company for sales expenses and Policy issue expenses, the Company deducts contingent deferred sales and administrative charges ("Deferred Charges") from the proceeds in the event of a complete surrender of the Policy during the first ten years. A chart showing the percentage of Deferred Charges remaining at the beginning of Policy years 2 through 9 is shown below. The contingent deferred sales charge will be used to offset the expenses that were incurred in the distribution of the Policy, including but not limited to representatives' commissions, advertising, sales materials, training allowances, and preparation of prospectuses. In no instance will the charge exceed 30% of the lesser of premiums paid or the "guideline annual premium." The "guideline annual premium" is approximately equal to the amount of premium that would be required on an annual basis to keep the Policy In Force if the Policy had a mandatory fixed premium schedule assuming (among other things) a 5% net investment return. If you would like to obtain the guideline annual premium specific to your contract, please contact the Company.

The Deferred Charges vary by the Age of Insured , sex, and smoking status. For a 35-year-old male nonsmoker, the charges would be $7.71 per $1,000 of the Specified Amount. For a 50-year-old male nonsmoker, the charges would be $15.91 per $1,000 of Specified Amount. For a chart showing how the charges vary, see Appendix B.

The Company will use the contingent deferred administrative charge to recover the first-year costs of underwriting and issuing the Policy. They are contingent in that they will not be collected unless the Policy is surrendered during the first nine Policy years. The Company will not deduct any Deferred Charges from the proceeds in the event of a partial surrender of the Policy.

The Deferred Charges generally build up monthly during the first Policy year in twelve equal increments to the total Deferred Charges. Then the Deferred Charges decrease annually after the first year. The percentage of the Deferred Charges remaining in each Policy year is:

        Beginning                      Percentage of
       Policy Year              Deferred Charges Remaining
       -----------              --------------------------
           2                               95%
           3                               90%
           4                               85%
           5                               75%
           6                               65%
           7                               50%
           8                               35%
           9                               20%
          10+                               0%

At the time the Policy is issued, the first month's portion of the Deferred Charges is placed in a non-segregated portion of the general account of the Company, which is referred to as the Deferred Charges Account. This amount will earn interest at a minimum rate of 4% per annum with the Company crediting additional interest, at its option, from time to time. At the next Monthly Day, taking into account the interest earned, the Company will transfer from the Separate Account and/or the Interest Bearing Account to the Deferred Charges Account the amount necessary to equal the current Deferred Charges. This withdrawal will be made in the same percentages as premiums are currently allocated among the Subaccounts and the Interest Bearing Account.

The Company will do the same for each month of the first Policy year. If the Owner has not paid sufficient premium to build up the Deferred Charges to the appropriate level in the first Policy year, additional amounts will be transferred out of the Separate Account and/or Interest Bearing Account in subsequent years. The transfers will continue until the Deferred Charges equal premiums required in the first year to completely fund the Deferred Charges, and the corresponding deductions had taken place every year, as scheduled.

The Company will release on the first Monthly Day of the second Policy year the amount in the Deferred Charges Account in excess of 95% of the first Policy year Deferred Charges, taking into account the interest earned. This process continues each Policy year until the 10th Policy year or until the Policy is surrendered.

The amount in the Deferred Charges Account is included in calculating the Accumulated Value of the Policy. The Company will withdraw Deferred Charges from the Deferred Charges Account only in the following instances:

     o    to pay surrender charges upon full surrender of the Policy;

     o to release amounts back to the Separate Account and/or Interest Bearing Account on the second through ninth Policy Anniversaries; and

     o to pay the Monthly Deduction when there is insufficient Net Cash Value and the no-lapse guarantee or minimum death benefit guarantee is in effect.

In the latter two situations, allocations will be made in the same percentages as premiums are currently allocated among the Subaccounts and the Interest Bearing Account.

Net Premiums paid following the payment of the Monthly Deduction with Deferred Charges will first be transferred from the Subaccounts and/or Interest Bearing Account to the Deferred Charges Account on the day the premiums are received, to the extent necessary to bring the Deferred Charges Account to the same level as if no Deferred Charges had been used to pay the Monthly Deduction, and if on a Policy Anniversary, the reduction in Deferred Charges had taken place as scheduled. If the premium is paid on a Monthly Day during the first Policy year, additional amounts will be transferred to the Deferred Charges Account. This process of using Deferred Charges to pay the Monthly Deduction will continue every Monthly Day that: (1) there is insufficient Net Cash Value to pay the Monthly Deduction; and (2) the no-lapse guarantee or minimum death benefit guarantee are in effect; and (3) the Policy is not beyond the ninth Policy year. An administrative charge of $300 may be charged if an owner elects to receive an accelerated benefit while terminally ill.

Partial Surrender. If a Partial Surrender is made, the Company will not deduct any Contingent Deferred Sales or Administrative Charges, but may make a service charge equal to the lesser of $25 or 2% of the amount surrendered for each partial surrender. These fees are currently waived by the Company.

Transfer Fee. An Owner may transfer a Policy's Accumulated Value among one or more of the Subaccounts and the Interest Bearing Account. Currently, the Company allows four transfers in each Policy year without charge. After four transfers in any given Policy year, the Company may deduct $20 per transfer from the amount transferred. (See Other Policy Benefits and Provisions - Transfer of Values.) These fees are currently waived by the Company.

Federal and State Income Taxes. Other than Premium Taxes (and taxes in lieu of Premium Taxes), no charges are currently made against the Separate Account and/or Interest Bearing Account for federal or state income taxes. In the event the Company should determine that any such taxes will be imposed, the Company may make deductions from the Separate Account and/or Interest Bearing Account to pay such taxes.

Duplicate Policy Charge. You can obtain a certification of your policy at no charge. There will be a $30 charge for a duplicate policy.

Change of Specified Amount Charge. The Company will assess a $50 charge for each change in Specified Amount after the first in a Policy year.

Policy Values

Accumulated Value. The Accumulated Value of the Policy is the sum of the values attributable to the Policy in the Loan Account, Deferred Charges Account, each Subaccount, and Interest Bearing Account. Accumulated Value is determined as of the end of each Valuation Period. The Loan Account is part of the Company's general account into which is transferred an amount equal to any Policy loans. (See Other Policy Benefits and Provisions - Policy Loans.) The Deferred Charges Account is part of the Company's general account in which Policy values are held in support of the deferred sales and administrative charges. (See Charges And Deductions - Contingent Deferred Sales and Administrative Charges.)

Accumulated Value will increase whenever there is:

     o    an investment gain in any Subaccount;

     o interest credited to the Policy for amounts held in the Deferred Charges Account and/or Interest Bearing Account;

     o interest credited to the Policy for any loan amounts held in the Loan Account;

     o    additional premium paid; or

     o    Policy dividends paid into the Subaccounts.

Accumulated Value will decrease whenever there is:
         o        an investment loss in any Subaccount;
         o        a Monthly Deduction;
         o        a partial surrender; or
         o a charge made for reallocating Net Cash Value between the Subaccounts or between the Interest Bearing Account and Subaccounts. The amount reallocated would be reduced by the amount of the transfer charge.

Accumulated Value will neither increase nor decrease when:
         o        a Policy loan is either disbursed or repaid; or
         o amounts are transferred between any Subaccount and either the Deferred Charges Account or the Loan Account, or when amounts are transferred among the Subaccounts and the Interest Bearing Account (exclusive of any transfer charge).

The Owner may, at any time, surrender or partially surrender the Policy for some or all of its Net Cash Value (Accumulated Value less Deferred Charges and Indebtedness). In addition, the Owner can borrow at any time up to 80% (90% for Virginia residents) of the Policy's Cash Value (Accumulated Value less current Deferred Charges). The written consent of all assignees and Irrevocable Beneficiaries, if any, must be furnished before the Company will release either loan or surrender proceeds.

The value in a Subaccount attributable to a Policy is equal to the number of units that the Policy has in each Subaccount, multiplied by the Unit Value of that Subaccount. Because the Separate Account purchases shares of the Fund, the value of the Subaccounts will reflect the investment advisory or advisory/administrative fee and other expenses incurred by the Fund.

The Unit Value of each Subaccount was originally set at $10 for the first Valuation Period. The Unit Value may increase or decrease from one Valuation Period to the next. The Unit Value will vary between Subaccounts.

Cash Value. The Cash Value at any time is equal to the Accumulated Value less any Deferred Charges which would be applicable if the Policy were surrendered at that time. (See Charges And Deductions - Contingent Deferred Sales and Administrative Charges.)

Net Cash Value. The Net Cash Value at any time is equal to the Cash Value less any Policy Indebtedness. (See Other Policy Benefits and Provisions - Policy Loans.) This value is equal to the value attributable to the Policy in each Subaccount and the Interest Bearing Account and represents the amount an Owner would receive upon full surrender of the Policy (see Policy Benefits - Surrender Proceeds) or when the Policy matures (see Policy Benefits - Maturity Proceeds).

Policy Benefits

Death Proceeds

Payment of Death Proceeds. When the Company receives proof of the Insured's death in writing on a form satisfactory to the Company, the Company will pay the Death Proceeds to the Beneficiary. If no Beneficiary survives the Insured, The Company will pay the Death Proceeds to the Owner, if living, or to the Owner's estate.

The Company will pay Death Proceeds payable to an estate in one sum. The Company will pay Death Proceeds payable to other beneficiaries in one sum unless another settlement option is selected. If the Owner, Beneficiary, or payee is not a natural person, any Death Proceeds due will be applied only under settlement options consented to by the Company.

Interest will accumulate from the Insured's date of death until a lump sum payment is made or until a settlement option is effective. Each year the Company determines the interest rate. The rate will not be less than 3.5% per year.

During the Insured's lifetime, the Owner may direct that the Company pay the Death Proceeds under one of the settlement options. The Company must receive the written consent of all Irrevocable Beneficiaries prior to the selection. After the Insured's death, if the Owner did not select a settlement option, any Beneficiary entitled to receive the proceeds in one sum may select a settlement option. (See Other Policy Benefits and Provisions - Payment of Proceeds/Settlement Options.)

An accelerated payment of a portion of the eligible death benefit may be elected if the Insured is terminally ill. (See Other Policy Provisions, Definitions - Accelerated Benefit Option.)

Death Benefit Options 1 and 2. The Owner may select one of two death benefit options. The Owner's selection will affect the Face Amount, the Monthly Deduction, and the Cash Value. Under either option, Death Proceeds are equal to:

         o the Face Amount on the date of death; plus

         o any premiums received after date of death; minus

         o Policy Indebtedness.

The Face Amount, however, differs under the two death benefit options.

Under Death Benefit Option 1, the Face Amount is the greater of:

         o The Specified Amount, or

         o The Accumulated Value on the date of death multiplied by the Death Benefit Ratio.

Under Death Benefit Option 2, the Face Amount is the greater of:

         o The Specified Amount plus the Accumulated Value on the date of death, or

         o The Accumulated Value on the date of death multiplied by the Death Benefit Ratio.

The Death Benefit Ratio is the ratio of Face Amount to Accumulated Value required by the Internal Revenue Code for treatment of the Policy as a life insurance Policy. The Death Benefit Ratio varies by Attained Age as shown in Appendix D. The death benefit factor decreases from year to year as the Attained Age of the Insured increases.

The illustrations in Appendix A show how the death benefit option affects Policy values. Illustrations 1, 2, 5 and 6 assume death benefit option 1 is in effect. Illustrations 3, 4, 7, and 8 assume death benefit option 2 is in effect.

The Owner may change from one death benefit option to the other. (See Other Policy Benefits and Provisions - Change of Death Benefit Option.)

Minimum Death Benefit Guarantee

The minimum death benefit guarantee provides that the Company will pay a minimum amount of death benefit if, at all times, the sum of the premiums received to date, less all partial surrenders and Policy loans, is at least equal to the monthly target premium multiplied by the number of months (plus one month) the Policy has been In Force. The Target Premium is stated on the specifications page of the Policy and is generally determined by dividing the minimum premium by 0.60. Thus, if the Owner pays a premium at least equal to the Target Premium each year, the Policy will remain In Force and the minimum death benefit will be paid even if the Net Cash Value is insufficient to pay Monthly Deductions on a Monthly Day and the Policy would otherwise Lapse. The monthly target premium is the Target Premium divided by twelve. The minimum death benefit guarantee expires at the later of Attained Age 65 or 10 years from the Issue Date.

The Target Premium will be increased or decreased, as appropriate, when the Owner requests the following: increase or decrease in the Specified Amount, change in the death benefit option, or adds or deletes riders.

If the premiums required to maintain the minimum death benefit guarantee are not paid, the minimum death benefit guarantee will be lost. Notice of this loss will be mailed to the Owner, after which the Owner has 60 days to reinstate the minimum death benefit guarantee by paying premiums sufficient to raise the total premiums to the required amount. If the necessary premiums are not paid within the 60-day grace period, the minimum death benefit guarantee cannot be reinstated.

Where the minimum death benefit guarantee is in effect and there is insufficient Net Cash Value to pay the Monthly Deduction, Deferred Charges will be used to pay the Monthly Deduction during the first nine Policy years. (See Charges and Deductions - Contingent Deferred Sales and Administrative Charges.) During those years, any Monthly Deduction remaining after amounts in the Deferred Charges Account have been exhausted will be waived. In the 10th Policy year and beyond, any Monthly Deduction in excess of the Net Cash Value will be waived. (See Charges and Deductions - Monthly Deduction.)

Surrender Proceeds


Policy Surrender. The Owner may Surrender the Policy for its Net Cash Value. A surrender may have adverse tax consequences. The Owner must obtain the written consent of all assignees or Irrevocable Beneficiaries prior to any partial or total surrender. The Company may require the return of the Policy.


The surrender date of the Policy is the date the Company receives a written request for surrender at the Home Office in a form satisfactory to the Company and containing all necessary signatures. The Company will determine the Net Cash Value as of the end of the Valuation Period during which the surrender date occurs. The Policy and all insurance will terminate as of the surrender date.

To reimburse the Company for sales expenses and Policy expenses incurred at issue, contingent deferred sales and administrative charges will be deducted from the proceeds in the event of a complete surrender of the Policy during the first nine Policy years.
(See Charges and Deductions - Contingent Deferred Sales and Administrative Charges.)


Partial Surrender. The Owner may also surrender a portion of the Policy for an amount less than the full Net Cash Value. A partial withdrawal may have adverse tax consequences. The effective date of such partial surrender will be the date the partial surrender request is received at the Home Office. The Company will not deduct any contingent deferred sales or administrative charges in the case of a partial surrender, but may make a service charge equal to the lesser of $25 or 2% of the amount surrendered for each partial surrender. The Owner may specify the allocation percentages among the Subaccount(s) and Interest Bearing Account from which the surrender is to be made. If no specification is made, the Company will withdraw the surrendered amount from the Subaccounts and Interest Bearing Account in the same percentages as Monthly Deductions are withdrawn from the Subaccounts and Interest Bearing Account. If there are insufficient values to follow these percentages, the partial surrender amount will be withdrawn on a pro rata basis based on values in the Subaccounts and Interest Bearing Account. The partial surrender fee will be deducted from amounts withdrawn from the Subaccounts and the Interest Bearing Account on the same pro rata basis unless otherwise directed by the Owner. No partial surrender will be allowed if the Specified Amount remaining would be less than $40,000 ($8,000 if Issue Age is 65 and over). (For limits applicable to Policies sold to employee benefit plans, see Unisex Policies.) This partial surrender fee is currently waived by the Company.


Unless the Face Amount derived from the application of the Death Benefit Ratio applies, under either death benefit option 1 or option 2, a partial surrender will reduce both the Accumulated Value and Face Amount by the amount surrendered but will not affect the COI. Under death benefit option 1, the Specified Amount is also reduced by the same amount, but the Specified Amount is not changed by a partial surrender under death benefit option 2.

If the Face Amount derived from the application of the Death Benefit Ratio applies, the effect on the monthly COI and Face Amount is somewhat different. The Face Amount is then decreased by more than the amount surrendered, and the monthly COI is less than it would have been without the surrender.

Payment will be made within seven days of the surrender or partial surrender date unless a suspension of payments is in effect. (See Other Policy Benefits and Provisions - Suspension of Payments.) (For information on possible tax effects of partial surrenders, see Tax Treatment Of Policy Proceeds.)

Maturity Proceeds

The Policy matures on the Policy Anniversary following the Insured's 95th birthday. Coverage under the Policy ceases on that date, and the Owner will receive maturity proceeds equal to the Net Cash Value as of that date.

Payment of Proceeds/Settlement Options

Settlement options other than lump sum payments are available for Death Proceeds, surrender proceeds, and maturity proceeds, payable to natural persons, subject to certain restrictions on Death Proceeds. (See Policy Benefits - Death Proceeds and Payment of Proceeds/Settlement Options.) Proceeds payable to other than a natural person will be applied only under settlement options agreed to by the Company. The four available settlement options are as follows:

         1) Interest Option. The Policy proceeds may be left at interest with the Company during the lifetime of the payee. The interest rate is determined each year by the Company. It is guaranteed to be not less than the settlement option rate of interest shown on the specifications page contained in the Policy.

The payee may choose to receive interest payments either once a year or once a month unless the amount of interest to be paid monthly is less than $25 per month, then interest will be paid annually. The payee may withdraw any remaining proceeds, if this right was given at the time the option was selected.

        2) Installment Option. The proceeds may be left with the Company to provide equal monthly installments for a specified period. No period can be greater than 30 years. The interest the Company guarantees to pay is set forth in the Policy. Additional interest, if any, will be payable as determined by the Company.

The payee may withdraw the present value of any remaining guaranteed installments, but only if this right was given at the time the option was selected.

         3) Life Income - Guaranteed Period Certain. The proceeds may be left with the Company to provide monthly installments for as long as the original payee lives. A guaranteed period may be selected. Payments will cease when the original payee dies or at the end of the guaranteed period, whichever is later. If the original payee dies during the guaranteed period, the remaining guaranteed payments will be paid to the successor payee.

Guaranteed periods which may be selected are:

         o 10 years.

         o 20 years.

         o A period of years such that the total installments during the period will be at least equal to the proceeds applied under the option.

It is also possible to take the life income without a guaranteed period. In such case, the monthly installment amount will depend on the Age and sex of the original payee on the date of the first payment.

Dividends, if any, will be payable as determined by the Company.

         4) Joint and Survivor Life. The proceeds may be left with the Company to provide monthly installments for two payees for a guaranteed period of 10 years. After the 10-year period is over, payments will continue as long as either of the original payees is living. The monthly installment amount will depend on the Age and sex of both payees at the date of the first payment.

The minimum amount that can be applied under settlement options 2, 3 and 4 is that amount which will provide monthly installments of at least $25.

Additional monthly income may be purchased under settlement options 2 and 3. The amount of additional annuity which can be purchased with new money is 95% of the amount which can be purchased with the net Policy Death Proceeds under those options. The additional annuity amount may not exceed twice that which the application of proceeds under the selected option would provide.

The selection of an additional annuity purchase must be in writing and on file at the Home Office. Selection must be within 30 days of settlement under this Policy and is available only if the settlement is on or after the later of the 10th Policy Anniversary or the annuitant's 55th birthday.

The Company may, at its option, provide for additional settlement options or delete any of the settlement options described above. Monthly installment amounts for settlement options selected for use in conjunction with unisex Policies will not be based on the sex of the Insured.

OTHER POLICY BENEFITS AND PROVISIONS

Conditions for Policy Issue

The minimum Specified Amount for this Policy is $50,000 ($10,000 for Issue Ages 65 and over). The Policy may be issued on individuals up to 75 years of Age. The Company requires evidence of insurability satisfactory to it before issuing a Policy. In some cases, this evidence will include a medical examination. Smoker rates are determined based on Age, sex, and duration. Higher rates are charged if the Company determines that for some reason the Insured is a higher mortality risk. Nonsmoker rates are charged for nonsmokers over the Age of 19 who have completed and returned to the Company a Nonsmoker Statement, and when required by underwriting guidelines, a Part 2 Health Statement. (For limits on Specified Amount and factors considered in determining the COI rate for Policies sold to employee benefit plans, see Unisex Policies.)

Issue Date

The Issue Date is the date used to determine Policy Anniversaries and Monthly Days. If a premium is paid with the application, the Issue Date will be no earlier than the date the application is received and no later than the Record Date. Insurance coverage will begin as of the Issue Date provided the applicant subsequently is deemed to have been insurable. If a premium is not paid with the application, the Issue Date will ordinarily be approximately 10 days after underwriting approval. Insurance coverage will begin on the later of the Issue Date or the date the premium is received.

Owner, Beneficiary

The Owner is named in the application. The Owner may be other than the Insured.

One or more Beneficiaries may be named in the application. Beneficiaries may be classified as primary or contingent. If no primary Beneficiary survives the Insured, payment will be made to contingent Beneficiaries. Beneficiaries in the same class will receive equal payments unless otherwise directed. A Beneficiary must survive the Insured in order to receive his or her share of the Death Proceeds. If a Beneficiary dies before the Insured dies, his or her unpaid share is divided among the Beneficiaries who survive the Insured. The unpaid share will be divided equally unless the Owner directs otherwise. If no Beneficiary survives the Insured, the Death Proceeds will be paid to the Owner, if living, or to the Owner's estate.

The Owner may change the Beneficiary while the Insured is living. The written consent of all Irrevocable Beneficiaries must be obtained prior to such change. To make a change, the Owner must provide the Company with a written request satisfactory to the Company. The request will not be effective until the Company records it. After the request is recorded, it will take effect as of the date the Owner signed the request. The Company will not be responsible for any payment or other action it takes before it records the request. The Company may require the Policy be returned for endorsement of the Beneficiary change.

Incontestability

The incontestability provision in the Policy, which prevents the Company from denying coverage for misrepresentation after the Policy has been In Force for two years, applies only to the initial Specified Amount designated in the application. The incontestability period for any amount over and above the initial Specified Amount is governed by its own two-year incontestability period to which such additional amount is attributable.

While the Policy is contestable, the Company may rescind the policy (to treat the Policy as though it had never been issued) or defend a claim only on the basis of a material misrepresentation in the application. A misrepresentation is material if, on the basis of correct and complete information in the application, the Company would have:

         o declined the application;

         o issued the Policy at a higher premium; or,

         o issued the Policy on some other basis than applied for.

If a Policy is reinstated, it is incontestable after it has been In Force during the Insured's lifetime for two years from the date of reinstatement. This contestable period applies only to statements made in the application for reinstatement.

If the Policy is rescinded pursuant to the incontestability or suicide provisions of the Policy, rescission proceeds payable to the Owner shall be equal to:

         o charges deducted for state Premium Taxes (or taxes in lieu of Premium Taxes); plus

         o the total amount of Monthly Deductions and any other charges deducted from Accumulated Value; plus

         o the Accumulated Value on the date the refund is calculated; minus

         o Indebtedness.

Right-to-Examine Period

The Owner may cancel the Policy before the latest of the following three events:

         o 45 days after the date of the application;

         o 20 days after the Company has personally delivered or has sent the Policy and a Notice of Right of Withdrawal to the Owner by first class mail; or,

         o 20 days after the Owner receives the Policy.

To cancel the Policy, the Owner must mail or deliver the Policy to the representative who sold it or to the Company at its Home Office. Unless prohibited by state law the refund will include:

         o All charges for state taxes deducted from premiums; plus

         o Total amount of Monthly Deductions; plus

         o Any other charges taken from the Accumulated Value; plus

         o The Accumulated Value on the date the Company received the returned Policy; minus

         o Any Policy indebtedness.

If required by state law, the refund amount will be equal to the total of all premiums paid for the policy.

If there is an increase in Specified Amount and such increase is not the result of the Automatic Increase Rider or change in death benefit option, the Owner will be granted a right-to-examine period, with respect to the increase. The Owner may request a cancellation of the increase during the right-to-examine period. The Owner will then receive a refund (if actual payment was received) or a credit. A credit will be made to the Policy's Accumulated Value allocated among the Subaccounts and Interest Bearing Account as if it were Net Premium, equal to all Monthly Deductions attributable to the increase in Specified Amount, including rider costs arising from the increase. The refund or credit will be made within seven days after the Company receives the request for cancellation on the appropriate form containing all necessary signatures. Net Premiums paid upon application of and after an increase in Specified Amount will be allocated to the Subaccounts and/or the Interest Bearing Account and will not be refunded following cancellation of the increase. Owners who request an increase in Specified Amount should take this into consideration in deciding whether to make any premium payments during the right-to-examine period for the increase. (See Other Policy Benefits and Provisions - Change of Specified Amount.)

Policy Loans

Application For Loan. The Owner can borrow up to 80% (90% for Virginia residents) of the Policy's Cash Value. The Owner must obtain the written consent of all assignees and Irrevocable Beneficiaries before the loan is made. The Policy will be the sole security for the Policy loan.

The loan date is the date a written loan request containing the necessary signatures is received at the Home Office. The loan value will be determined as of the loan date. Payment will be made within seven days of the loan date unless a suspension of payment is in effect. (See Other Policy Provisions - Suspension of Payments.)

An amount equal to the loan will be withdrawn from the Subaccounts and/or Interest Bearing Account and transferred to the Loan Account until the loan is repaid. The Subaccounts and/or Interest Bearing Account subject to the withdrawal may be specified by the Owner. If no specification is made, the loan amount will be withdrawn in the same percentages as Monthly Deductions are withdrawn from the Subaccounts and Interest Bearing Account. If the Owner makes a specification but there are insufficient values in one or more of the Subaccounts and the Interest Bearing Account for withdrawal as the Owner specified, the loan amount will be withdrawn from all Subaccounts and the Interest Bearing Account on a pro rata basis based on values in the Subaccounts and Interest Bearing Account.

Policy Loan Interest. Interest is payable on Policy loans at 8% compounded annually. This rate is subject to change by the Company.

Interest accrues on a daily basis from the loan date. Interest is due and payable at the end of each Policy year. If interest is not paid when due, an amount equal to the interest due less interest earned on the Loan Account will be transferred from the Subaccounts and Interest Bearing Account to the Loan Account. The amount of loan interest billed will increase the loan principal and be charged the same rate of interest as the loan.

Policy values transferred to the Loan Account to secure Policy loans earn interest at the rate of 6% compounded annually.

Repayment of Policy Loans. Any Indebtedness may be repaid while the Policy is In Force before the death of the Insured or before surrender. As the loan is repaid, the amount repaid will be transferred from the Loan Account to the Subaccounts and Interest Bearing Account in the same manner as premiums are allocated.

Transfer of Values

The Owner may transfer Accumulated Value from certain Subaccounts to other Subaccounts and to the Interest Bearing Account. A transfer may be requested in writing or by an authorized telephone transaction. A written request to transfer amounts must be made on a form satisfactory to the Company and contain the original signature of the Owner. The written request will take effect on the day the written notice is received at the Home Office.

Transfers from a Subaccount to another Subaccount or to the Interest Bearing Account may be made at any time. The amount transferred to a Subaccount must be at least of the amount transferred and must be in whole percentages.

An Owner may make transfers from the Interest Bearing Account into the Subaccounts only during the 30 day period beginning on and immediately following the Policy Anniversary.

The first four transfers in a Policy year are free. The Company may charge $20 for the fifth and each additional transfer in a Policy year. This fee is currently being waived by the Company.

An Owner's telephone or fax request to transfer amounts will be honored pursuant to a valid telephone and fax authorization on file at the Home Office. An Owner may change the telephone and fax authorization or may request that it be terminated. The change or termination is effective when received in the Home Office. Please note that the use of facsimile may not always be available. Any facsimile operation can experience outages or slowdowns for a variety of reasons that may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transaction request by calling or writing our home office.

The Company will exercise reasonable care to prevent unauthorized telephone transactions. For example, the Company will:

         o record calls requesting transfers;
         o ask the caller questions in an attempt to determine if the caller is the Owner;
         o transfer funds only to other Subaccounts and to the Interest Bearing Account; and
         o send a written confirmation of each transfer.

If the Company uses reasonable procedures and believes the instructions to be genuine, the Owner is at risk of loss if someone gives unauthorized or fraudulent information to the Company.

A request to transfer amounts from one or more Subaccounts to other Subaccounts and/or the Interest Bearing Account or from the Interest Bearing Account to one or more Subaccounts which is received prior to 3:00 p.m. Central Standard Time or the close of the New York Stock Exchange, whichever is earlier, will take effect on the day the request is received. Transfer requests received after that time will be processed the following Valuation Day. All transfers requested on the same Valuation Day are considered one transfer for purposes of the transfer fee.

An Owner who is unable to contact the Company by telephone must submit the transfer request in writing. An Owner is more likely to experience difficulty in contacting the Company by telephone during periods of unusual economic or market changes.

The Company reserves the right to discontinue allowing telephone and fax transfers at any time and for any reason. In the event the Company discontinues this privilege, it will send written notice to all Owners who have current and valid telephone and fax authorizations on file. Such discontinuance will become effective on the fifth Valuation Day following mailing of the notice by the Company.

The Company further reserves the right to restrict the ability to transfer amounts among Subaccounts and/or the Interest Bearing Account if the Company feels such action is necessary to prevent the Owner from being considered the Owner of the assets of the Separate Account.

Change of Allocations


The Owner may request a change in the allocation of future Net Premiums in writing or by telephone. (See Allocation of Net Premiums.) The Owner may also change the percentages of Monthly Deductions withdrawn from each Subaccount and Interest Bearing Account in writing or by telephone. (See Charges And Deductions
- Monthly Deduction.) Any allocation to, or withdrawal from, a Subaccount or Interest Bearing Account must be at least 1% of Net Premiums and only whole percentages are allowed. Changing the death benefit option may have tax consequences.


Allocation changes requested by telephone or fax will be followed only if the Owner has a telephone or fax authorization on file at the Home Office. (See Other Policy Benefits and Provisions - Transfer of Values.)

A telephone or fax request to change allocation of premiums will be effective for the first premium payment on or following the date the request for change is received at the Home Office. A request to change the allocation of withdrawal of Monthly Deductions will be effective on the first Monthly Day on or following the date the request is received at the Home Office.

Change of Death Benefit Option

The Owner may change the death benefit option. The change will become effective on the first Monthly Day after a written request satisfactory to the Company is received at the Home Office. The Company reserves the right to require evidence of insurability as a condition to change the death benefit option.

If the change is from death benefit option 1 to death benefit option 2, the Specified Amount will be reduced by the amount of the Accumulated Value on the effective date of the change. This change will not alter the amount of the Policy's death benefit at the time of the change, but will affect how the death benefit is determined from that point on. The death benefit will vary with Accumulated Value from that point on, unless the death benefit derived from application of the Death Benefit Ratio applies. (See Policy Benefits - Death Proceeds.) No change from death benefit option 1 to death benefit option 2 will be allowed if the resulting Specified Amount would be less than $40,000 ($8,000 if Issue Age is 65 and over). (For limits applicable to Policies sold to employee benefit plans, see Unisex Policies.)

If the change is from death benefit option 2 to death benefit option 1, the Specified Amount will be increased by the amount of the Accumulated Value on the effective date of the change. This change does not alter the amount of the Policy's Face Amount at the time of the change, but will affect the determination of the Face Amount from that point on. The Face Amount as of the date of the change becomes the new Specified Amount and will remain at that level, unless the Face Amount derived from application of the Death Benefit Ratio applies.

The insurance goals of the Owner determine the appropriate death benefit option. Owners who prefer to have favorable investment results and greater than scheduled premiums show up partly in the form of an increased death benefit should choose death benefit option 2. Owners who are satisfied with the amount of their insurance coverage and wish to have favorable investment results and additional premiums reflected to the maximum extent in increasing Cash Values should choose death benefit option 1.

A change of death benefit option will also change the COI for the duration of the Policy. The COI on any Monthly Day is equal to the Face Amount minus the Accumulated Value, multiplied by the COI rate. The COI rate is the same under both options, but the difference between Face Amount and Accumulated Value varies inversely with Accumulated Value under option 1, but is constant under option 2, unless the Face Amount derived from application of the Death Benefit Ratio applies.

Change of Specified Amount


The Specified Amount may be changed at any time after the first Policy year. Changing the Specified Amount may have tax consequences. If more than one change is requested per policy year, the Company will charge $50 for each request after the first request. Changes must be requested in writing and are subject to the conditions below:


Decreases. After the decrease, the Specified Amount must be at least $50,000 ($10,000 for Issue Ages 65 and over). (For limits applicable to Policies sold to employee benefit plans, see Unisex Policies.) The decrease will become effective on the same Monthly Day or the following day the request is received at the Home Office. For purposes of determining the COI, the decrease will be applied to the initial Specified Amount and to increases in the Specified Amount in reverse order in which they become effective. Such a decrease does not result in reduced Deferred Charges.


Increases. A supplemental application must be filed, and the Owner must provide the evidence of insurability satisfactory to the Company. The effective date of the increase will be shown on an endorsement to the Policy. The incontestable and suicide provisions apply to the increase as if a new Policy had been issued for the amount of the increase. These provisions are described on page 17.


When an increase in Specified Amount occurs, the Owner will be given a right-to-examine and conversion/exchange right on the increase. In the event of exercise of the exchange right with respect to an increase in Specified Amount (See Other Policy Benefits and Provisions - Conversion/Exchange of Policy), the amount of Cash Value transferable to the new Policy shall be limited to the amount allocated to the increase in the Specified Amount.

The Net Cash Value of the original Policy, as well as any premiums paid at the time of the increase, and any premiums paid after the increase will be allocated between the original Specified Amount and the increased Specified Amount according to the ratios of their respective guideline annual premiums (as defined under the 1940 Act).

If the Specified Amount is increased after the Issue Date, additional Deferred Charges will be incurred and released as though a new Policy had been issued for the amount of the increase. In no instance, however, will the additional deferred sales charge exceed the lesser of 30% of the guideline annual premium for the increase or of the Cash Value and premiums paid which are allocable to the increase. No additional Deferred Charges will accrue for increases in Specified Amount due to the Automatic Increase Rider or a change from death benefit option 2 to death benefit option 1.

If the Specified Amount is increased upon request of an Owner, a separate monthly administrative fee will be assessed. This separate monthly administrative expense charge will be calculated in the same manner as for the initial Specified Amount. No additional monthly administrative fee will be assessed due to an increase in Specified Amount as a result of the Automatic Increase Rider.

The Company reserves the right to require the payment of additional premiums in an amount equal to the minimum premium which would be charged based on Attained Age and rating class for a newly-issued Policy with a Specified Amount equal to the amount of increase, as a condition of allowing an increase where the Cash Value allocated to the increase is insufficient to support the increase. (See Charges And Deductions - Contingent Deferred Sales and Administrative Charges.)

The rating class assigned to an increase in Specified Amount may result in the use of COI charges different than the COI rate charged on the original Specified Amount.

Conversion/Exchange of Policy

The Policy may be exchanged any time within 24 months after the Issue Date for a policy of permanent fixed benefit insurance, or for any other policy which the Company may agree to issue on the life of the Insured. "Fixed benefit insurance" means any permanent plan of insurance providing benefits which do not depend on the investment experience of a Separate Account. No evidence of insurability is required. All Indebtedness must be repaid before the change is made.

The exchange will be effective when the Company receives:

         o written request for the Policy exchange or change signed by the Owner;

         o surrender of the Policy; and

         o payment of any required costs.

The new policy will have the same Issue Date, Issue Age, and risk classification as the Policy. The new policy will have either the same death benefit or the same net amount at risk as the Policy on the exchange date. The exchange will be subject to an equitable adjustment in payments and Cash Values to reflect differences, if any, between the Policy and the new policy. It will be subject to normal underwriting rules and other conditions determined by the Company. If there is an increase in Specified Amount and such increase is not the result of a change in death benefit option or Automatic Increase Rider, the Owner will be granted an exchange privilege with respect to the increase, subject to the conditions and principles applicable to an exchange of the entire policy. The Owner will also have the option to transfer without charge on the exchange date, any portion of the Net Cash Value of the original Policy as premium to the new Policy. (See Other Policy Benefits and Provisions - Change of Specified Amount.)

Transfer of Ownership

The Owner may transfer ownership of the Policy. The written consent of all Irrevocable Beneficiaries must be obtained prior to such transfer. The notice of transfer must be in writing and filed at the Home Office. The transfer will take effect as of the date the notice was signed. The Company may require that the Policy be sent in for endorsement to show the transfer of ownership.


The Company is not responsible for the validity or effect of any transfer of ownership. The Company will not be responsible for any payment or other action the Company has taken before having received written notice of the transfer. A transfer of ownership may have tax consequences.


Collateral Assignments

The Owner may assign the Policy as collateral security. The written consent of all Irrevocable Beneficiaries must be obtained prior to such assignment. The assignment must be in writing and filed at the Home Office. The assignment will then take effect as of the date the notice was signed.

The Company is not responsible for the validity or effect of any collateral assignment. The Company will not be responsible for any payment or other action the Company has taken before having received the written collateral assignment.

A collateral assignment takes precedence over the interest of a Beneficiary. Any Policy proceeds payable to an assignee will be paid in one sum. Any remaining proceeds will be paid to the designated Beneficiary or Beneficiaries.


A collateral assignee is not an Owner. A collateral assignee is a person or entity to whom the Owner gives some, but not all ownership rights under the Policy. A collateral assignment is not a transfer of ownership. A collateral assignment may have tax consequences.


Effect of Misstatement of Age or Sex

If the Insured's Age or sex has been misstated, the amount payable and other benefits will be adjusted without regard to the two-year contestability period. The death benefits payable will be adjusted based on what the COI charge for the most recent Monthly Day would have purchased based on the current Age and sex.

Suicide

Suicide of the Insured, while sane or insane, within two years of the Issue Date, is not covered by the Policy. If the Insured does commit suicide, the amount payable will be calculated as described in the Policy's incontestability section describing rescission proceeds.

Dividends

While the Policy is In Force, it will share in the divisible surplus of the Company. The Policy's share is determined annually by the Company. It is payable annually on the Policy Anniversary. The Owner may select to have dividends paid into the Subaccounts and the Interest Bearing Account as Net Premiums or to have dividends paid in cash. If no option is selected, the dividends will be paid into Subaccounts and/or Interest Bearing Account as Net Premiums. The Company currently does not expect to pay dividends during the first 10 Policy Years. For each of Policy years 11-20, the Company projects annual dividends equal to 0.61% of the Accumulated Value at the end of the policy year, plus $39 per Policy. For each Policy year 21 and after the Company project annual dividend equal to 1.01% of the Accumulated Value at the end of the policy year plus $39 per Policy. For Issue Ages 0-19, the projected dividends are the same as those for Ages 20 and above, except the per Policy dividend is $3 in years 11 and above, instead of $39. These dividends are not guaranteed. They are reflected in Illustrations 1, 3, 5 and 7 of Appendix A.

Suspension of Payments

For amounts allocated to the Separate Account, the Company may suspend or postpone the right to transfer among Subaccounts, make a surrender or partial surrender, and take a Policy loan when:

     1) the New York Stock Exchange is closed other than for customary weekend and holiday closings;

     2)   during   periods  when  trading  on  the  Exchange  is  restricted  as determined by the SEC;

     3) during any emergency as determined by the SEC which makes it impractical for the Separate Account to dispose of its securities or value its assets; or,

     4) during any other period permitted or required by order of the SEC for the protection of investors.

To the extent values are allocated to the Interest Bearing Account, the payment of full or partial surrender proceeds or loan proceeds may be deferred for up to six (6) months from the date of the surrender or loan request. Death Proceeds may be deferred for up to 60 days from the date the Company receives proof of death.

Accelerated Benefit Option

The Company will advance up to 50% of a Policy's eligible death benefit, subject to a $250,000 maximum per Insured, if the Company receives satisfactory proof that the Insured is terminally ill and if the Owner elects to receive an accelerated payment of the death benefit. The Accelerated Benefit Option Endorsement (Endorsement) refers to terminal illness as a non-correctable medical condition in which the Insured's life expectancy is no more than twelve months. Accumulated Value is excluded from the calculation of the eligible death benefit. If an Owner elects to receive an accelerated benefit, the Company will assess an administrative charge (of no more than $300) and will deduct interest on the amount being accelerated. As a result, the amount payable to the Beneficiary at death is reduced by an amount greater than the amount received by the Owner as an accelerated benefit. The accelerated benefit is available only in states which have approved the Endorsement and may vary from state to state. The tax consequences of accelerated benefits is uncertain and a tax advisor should be consulted. (See Tax Treatment of Policy Proceeds.)

Reports To Owners. The Company will confirm any of the following within seven days:

o the receipt of any Net Premium (except premiums received before Record Date or by preauthorized check); any change of allocation of Net Premiums or Monthly Deduction;

o any transfer between Subaccounts; any loan, interest repayment, or loan repayment; any partial surrender; any return of premium necessary to comply with applicable maximum premium limitations; and,

o any restoration to Cash Value following exercise of the right-to-examine privilege for an increase in Specified Amount. Upon request, an Owner shall be entitled to a receipt of any premium payment including those made by preauthorized check.

The Company will also mail to the Owner, at the last known address of record, a report containing such information as may be required by any applicable law or regulation, and a statement for the Policy year showing all transactions previously confirmed, all Monthly Deductions and transfers into and out of the Deferred Charges Account, and any credit to the Separate Account of interest on amounts held in the Loan Account or Deferred Charges Account.

The Company will send to the Owner a confirmation within seven days of any of the following:

o    exercise of the right-to-examine privilege,
o    an exchange of the Policy or increase in Specified Amount,
o    full surrender of the Policy, and
o    payment of Death Proceeds.

Voting Rights. The Company will vote Fund shares held in the Separate Account at regular and special shareholder meetings of the underlying funds in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. The Company will vote shares for which it has not received timely instructions and shares attributable to Policies sold to employee benefit plans not registered pursuant to an exemption from the registration provisions of the Securities Act of 1933, in the same proportion as the Company votes shares for which it has received instructions. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or the Company otherwise determines that it is allowed to vote the shares in its own right, it may elect to do so.

The Owner shall have the voting interest under a Policy. The number of votes the Owner has a right to instruct will be calculated separately for each Subaccount. The Owner shall have the right to instruct one vote for each $1 of Accumulated Value in the Subaccount with fractional votes allocated for amounts less than $1. The number of votes available to an Owner will coincide with the date established by the fund for determining shareholders eligible to vote at the relevant meeting of the Fund's shareholders. Voting instructions will be solicited by written communication before such meeting in accordance with procedures established by the funds. Each Owner having a voting interest in a Subaccount will receive proxy materials and reports relating to any meeting of shareholders of the fund in which that Subaccount invests.

The Company may, when required by state insurance regulatory authorities, vote shares of a fund without regard to voting instructions from Owners, if the instructions would require that the shares be voted so as to cause a change in the sub-classification of a fund, or investment objectives of a fund, or to approve or disapprove an investment advisory contract for a fund. In addition, the Company itself may, under certain circumstances, vote shares of a fund without regard to voting instructions from Owners in favor of changes initiated by Owners in the investment policy, or the investment adviser or the principal underwriter of a Fund. For example, the Company may vote against a change if the Company in good faith determines that the proposed change is contrary to state or federal law or the Company determines that the change would not be consistent with the investment objectives of a fund and would result in the purchase of securities for the Separate Account which vary from the general quality and nature of investments and investment techniques used by other Separate Accounts of the Company.

Riders

A rider attached to a Policy adds additional insurance and benefits. The rider explains the coverage it offers. A rider is available only in states which have approved the rider. A rider may vary from state to state. Some riders are not available to Policies sold to employee benefit plans. The cost for riders is deducted as a part of the Monthly Deduction. Riders are subject to normal underwriting requirements. The Company reserves the right to stop offering the riders mentioned below and to offer additional riders.

Children's Insurance. The rider provides level term insurance to Age 23 of the child or Age 65 of the parent, if sooner, on the children of the Owner. The death benefit will be payable to the Beneficiary stated in the rider upon the death of any Insured child. If the Insured parent dies prior to the termination of this rider, the coverage on each child becomes paid-up term insurance to Age
23. This rider may be converted without evidence of insurability on each Insured child's 23rd birthday or at Age 65 of the owner, if sooner.

Guaranteed Insurability. This rider provides that additional insurance may be purchased on the life of the Insured on specific future dates at standard rates without evidence of insurability. It is issued only to standard risks. It may be issued until the Policy Anniversary following the Insured's 37th birthday.

Accidental Death Benefit. This rider provides for the payment of an additional death benefit on the life of the Insured should death occur due to accidental bodily injury occurring before Age 70. The premium for the Accidental Death Benefit is payable to Age 70.

Automatic Increase. This rider provides for automatic increases in the Policy's Specified Amount on each Policy Anniversary without evidence of insurability. This rider may be issued until the earlier of the 15th Policy Anniversary or the Policy Anniversary following the Insured's 55th birthday. A tax adviser should be consulted to determine whether the automatic increases provided by this rider could cause the Owner's Policy to become a Modified Endowment Contract.

Other Insured. This rider provides level term insurance. The "other Insured" could be the Insured or could be another person within the immediate family of the Insured. The death benefit expires on the "other Insured's" 95th birthday or upon termination of the Policy, whichever comes first. Evidence of insurability is required for issuance of the rider or to increase the amount of the death benefit. The rider may be issued until the Policy Anniversary following the Insured's 65th birthday.

Term Insurance. This rider is available only on Policies with a face value of at least $250,000. It is available only on the primary Insured. The rider is convertible to Age 75. The death benefit expires on the Insured's 95th birthday or upon termination of the Policy. This rider is not available to UltraVers-ALL LIFESM Policies.

Disability Waiver of Monthly Deductions. This rider provides that, during the Insured's total disability, the Company will waive Monthly Deductions for administrative and life insurance costs. The rider may be issued until the Policy Anniversary following the Insured's 55th birthday. It may be renewed until the Policy Anniversary following the Insured's 65th birthday.

Waiver of Premium and Monthly Deduction Disability Benefit. Like the rider just described, this rider provides that, during the Insured's total disability, the Company will waive the Monthly Deduction for administrative and life insurance costs. In addition, this rider provides that the Company will contribute additional premium. The amount of additional premium the Company will contribute will be shown on the specifications page for the rider. The maximum amount the Company will contribute is $12,000 on an annual basis. The rider may be issued until the Policy Anniversary following the Insured's 55th birthday. It may be renewed until the Policy Anniversary following the Insured's 65th birthday at which time the rider terminates. This rider is not available to UltraVers-ALL LIFESM Policies.

Executive Benefits Plan Endorsement. This endorsement is available on policies issued in conjunction with certain types of deferred compensation and/or employee benefits plans. The executive benefits plan endorsement waives the deferred charges on the policy to which it is attached subject to the following conditions:

     1. the policy is surrendered and the proceeds are used to fund a new policy provided through CUNA Mutual Life Insurance Company or an affiliate;
     2.   the contract (policy) is owned by a business or trust;
     3.   the new contract (policy) is owned by the same entity;
     4. the annuitant (insured) under the contract (policy) is a selected manager or a highly compensated employee (as those terms are defined by Title 1 of the Employee Retirement Income Security Act, as amended);
     5. the annuitant (insured) under the new contract is also a selected manager or highly compensated employee;
     6. we receive an application for the new contract (and have evidence of insurability satisfactory to us).

There is no charge for this benefit. However, if you exercise this benefit during the first two contract (policy) years, we reserve the right to charge a fee to offset expenses incurred. This fee will not exceed $150. The Executive Benefits Plan Endorsement may not be available in all states.

                                   THE COMPANY

CUNA Mutual Life Insurance Company is a mutual life insurance company organized under the laws of Iowa in 1879 and incorporated on June 21, 1882. The Home Office is located at 2000 Heritage Way, Waverly, Iowa 50677-9202. The Company, organized as a fraternal benefit society with the name "Mutual Aid Society of the Evangelical Lutheran Synod of Iowa and Other States," changed its name to "Lutheran Mutual Aid Society" in 1911, and reorganized as a mutual life insurance company called "Lutheran Mutual Life Insurance Company" on January 1, 1938. On December 28, 1984, the Company changed its name to "Century Life of America." On January 1, 1997, the Company changed its name to "CUNA Mutual Life Insurance Company."

On July 1, 1990, the Company entered into a permanent affiliation with CUNA Mutual Insurance Society ("CUNA Mutual"), 5910 Mineral Point Road, Madison WI 53705-4456. The terms of an Agreement of Permanent Affiliation provide for extensive financial sharing between the Company and CUNA Mutual of individual life insurance business through reinsurance arrangements, the joint development of business plans and distribution systems for individual insurance and other financial service products within the credit union movement, and the sharing of certain resources and facilities. At the current time, all of the directors of the Company are also directors of CUNA Mutual and many of the senior executive officers of the Company hold similar positions with CUNA Mutual. The affiliation, however, is not a merger or consolidation. Both companies remain separate corporate entities and their respective Owners retain their voting rights. CUNA Mutual and its subsidiaries and affiliates, including the Company are referred to herein as "CUNA Mutual Group."


As of December 31, 2001, the Company had more than $5 billion in assets and $15.4 billion of life insurance In Force. Effective September 2001 and through the date of this Prospectus, A.M. Best rated us A (Excellent) for financial stability and operating performance. This is the third highest rating out of 16. Effective November 2001 and through the date of this Prospectus, Fitch rated us AA (Very Strong) for insurer financial strength. This is the third highest rating out of a possible 24. These are the most recent ratings available as of the date of this Prospectus. Periodically, the rating agencies review our ratings. To obtain our current ratings, contact us at the address and telephone number shown on the first page of this Prospectus.


The objective of A.M. Best's rating system is to evaluate the factors affecting overall performance of an insurance company. Then provide an opinion of a company's financial strength and ability to meet its contractual obligations relative to other companies in the industry. The evaluation includes both quantitative and qualitative analysis of a company's financial and operating performance.

Fitch (formerly Duff & Phelps Credit Rating Co.) rates insurance companies on their financial strength and capacity to meet senior obligations to policyholders. It bases these ratings on its assessment of the economic fundamentals of the company's principal lines of business, competitive position, management capability, regulatory solvency and the company's asset and liability management practices.


The Company and CUNA Mutual Investment Corporation each own a one-half interest in MEMBERS Capital Advisors, Inc. (the investment adviser to the Ultra Series
Fund). CUNA Mutual owns CUNA Mutual Investment Corporation. CUNA Mutual Investment Corporation owns CUNA Brokerage Services, Inc.

                              THE SEPARATE ACCOUNT

The Company established the Separate Account on August 16, 1983. Its IRS Employer Identification number is 42-0388260. The Separate Account will receive and invest Net Premium payments made under the Policy. In addition, the Separate Account may receive and invest purchase payments for other variable life insurance policies issued now or in the future by the Company.

Although the assets in the Separate Account are the property of the Company, the assets in the Separate Account attributable to the Policies are not chargeable with liabilities arising out of any other business which the Company may conduct. The assets of the Separate Account are available to cover the general liabilities of the Company only to the extent that the Separate Account's assets exceed its liabilities arising under the Policies and any other policies supported by the Separate Account. The Company has the right to transfer to the general account any assets of the Separate Account which are in excess of reserves and other contract liabilities. Periodically, the Separate Account makes payments to the Company for mortality and expense charges.

The Separate Account is divided into Subaccounts. In the future, additional Subaccounts may be added. Each Subaccount invests exclusively in shares of a single corresponding Fund. The income, gains and losses, realized or unrealized, from the assets allocated to each Subaccount are credited to or charged against that Subaccount without regard to income, gains or losses from any other Subaccount.

The Separate Account has been registered with the SEC as a unit investment trust under the 1940 Act and meets the definition of a Separate Account under the federal securities laws. Registration with the SEC does not involve supervision of the management, investment practices, or policies of the Separate Account or of the Company by the SEC. The Separate Account is also subject to the laws of the State of Iowa which regulate the operations of insurance companies domiciled in Iowa. The Separate Account's fiscal year ends on December 31.

The Company does not guarantee the investment performance of the Separate Account. Accumulated Value of Policies will vary daily with the value of the assets under the Separate Account and depending upon the death benefit option chosen. The Death Proceeds may also vary with the value of the assets under the Separate Account. To the extent that the Death Proceeds payable upon the death of the Insured exceed the Accumulated Value of the Policy, such amounts are general obligations of the Company and payable out of the general account of the Company.

The Company may, from time to time, offer other policies which may be similar to those offered herein. The Company will act as custodian of the assets of the Separate Account.


                        FEDERAL INCOME TAX CONSIDERATIONS

Introduction

The following summary provides a general description of the federal income tax considerations associated with the Policy and is not intended to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon the Company's understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Policy

In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements should be applied is limited. Nevertheless, the Company believes that Policies issued on a standard premium class basis should satisfy the applicable requirements. There is less guidance, however, with respect to Policies issued on a substandard basis, and it is not clear whether such Policies will in all cases satisfy the applicable requirements, particularly if the Owner pays the full amount of premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of an Owner to allocate premium payments and Accumulated Value, have not been explicitly addressed in published rulings. While the Company believes that the Policies do not give Owners investment control over Separate Account assets, the Company reserves the right to modify the Policies as necessary to prevent an Owner from being treated as the owner of the Separate Account assets supporting the Policy.

In addition, the Code requires that the investments of the Separate Accounts be "adequately diversified" in order for the Policies to be treated as life insurance contracts for federal income tax purposes. It is intended that the Separate Accounts, through the Funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. The Company believes that the death benefit under a Policy should be excludible from the gross income of the beneficiary.

Federal, state and local transfer, estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy's Accumulated Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment Contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums paid during the first seven Policy years or seven years following a material change to the Policy. Certain changes in a Policy after it is issued could also cause it to be classified as a Modified Endowment Contract. A current or prospective Owner should consult with a competent advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and withdrawals, are treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Policy only after all gain has been distributed.

Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed in the same manner as surrenders and withdrawals.

A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has Attained Age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the policy year will be taxed as distributions from a modified endowment contract In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income.

Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Investment in the Policy. The Owner's investment in the Policy is generally the aggregate premium payments. When a distribution is taken from the Policy, the Owner's investment in the Policy is reduced by the amount of the distribution that is tax-free.

Policy Loans. In general, interest on a Policy loan will not be deductible. Before taking out a Policy loan, an Owner should consult a tax advisor as to the tax consequences. If a loan from a Policy is outstanding when the Policy is canceled or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly.

Policy Changes, Transfers and Exchanges. Changes to a Policy's death benefit option or Face Amount, the conversion or exchange of a policy, and transfer or assignment of ownership of a Policy may have adverse tax consequences. You should consult a tax adviser if you are considering any such transaction.

Multiple Policies. All Modified Endowment Contracts that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.


Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.


Accelerated Death Benefit Rider. The federal income tax consequences associated with the Accelerated Benefit Option Endorsement are uncertain. Owners should consult a qualified tax advisor about the consequences of requesting payment under this Endorsement.
(See page 23 for more information regarding the Endorsement.)

Special Rules for Pension and Profit-Sharing Plans

If a Policy is purchased by a pension or profit-sharing plan, or similar deferred compensation arrangement, the federal, state and estate tax consequences could differ. A competent tax advisor should be consulted in connection with such a purchase.

The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. The Company reports this cost (generally referred to as the "P.S. 58" cost) to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the Policy's Accumulated Value is not taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified advisor regarding ERISA.

Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified advisor before requesting a loan under a Policy held in connection with a retirement plan.

Business Uses of the Policy

Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If an Owner is purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, he or she should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses, and the IRS has issued new guidance on split dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

Alternative Minimum Tax

There may also be an indirect tax upon the income in the policy or the proceeds of a policy under the Federal corporate alternative minimum tax.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax advisor with respect to legislative developments and their effect on the Policy.

The Company's Taxes

Under current federal income tax law, the Company is not taxed on the Separate Account's operations. Thus, currently the Company does not deduct charges from the Separate Account for its federal income taxes. ___ The Company reserves the right to charge the Separate Account for any future federal income taxes that it may incur.

Under current laws in several states, the Company may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, the Company may deduct charges for such taxes.

       CUNA MUTUAL LIFE INSURANCE COMPANY DIRECTORS AND EXECUTIVE OFFICERS

Name                                                          Occupation

Directors

James C. Barbre                  1994-Present                 ACT Technologies, Inc.
                                                              President/Chief Operating Officer
                                 1985-1993                    Self-employed consultant in carpet
                                                              Manufacturing and distribution in Dalton, GA

Robert W. Bream                  1991-Present                 United Airlines Employees Credit Union
                                                              President/Chief Executive Officer

James L. Bryan                   1974-Present                 Texans Credit Union
                                                              President/Chief Executive Officer

Loretta M. Burd                  1987-Present                 Centra Credit Union
                                                              President/Chief Executive Officer

Ralph B. Canterbury              2000                         Retired
                                 1965-2000                    US Airways Federal Credit Union
                                                              President

Rudolf J. Hanley                 1982-Present                 Orange County Teachers Federal Credit Union
                                                              President/Chief Executive Officer

Jerald R. Hinrichs               1990-Present                 Hinrichs & Associates
                                                              Insurance Marketing Consultants
                                                              Owner/President

Michael B. Kitchen               1995-Present                 CUNA Mutual Life Insurance Company*
                                                              President and Chief Executive Officer
                                 1992-1995                    The CUMIS Group Limited
                                                              President/Chief Executive Officer

Brian L. McDonnell               1977-Present                 Navy Federal Credit Union
                                                              President/Chief Executive Officer

C. Alan Peppers                  1992-Present                 Denver Public Schools Credit Union
                                                              President/Chief Executive Officer

Neil A. Springer                 1994-Present                 Springer & Associates, L.L.C.
                                                              Managing Director
                                 1992-1994                    Slayton International, Inc.
                                                              Senior Vice President

Farouk D.G. Wang                 1987-Present                 University of Hawaii at Manoa
                                                              Director of Buildings and Grounds Management

Larry T. Wilson                  1974-Present                 Coastal Federal Credit Union
                                                              President/Chief Executive Officer

Executive Officers

Vacant                                                        CUNA Mutual Life Insurance Company*
                                                              Chief Officer - Sales and Marketing

Larry H. Blanchard               1996-Present                 CUNA Mutual Life Insurance Company
                                                              Senior Vice President - Communications and Public
                                                              Relations

Michael S. Daubs                 1973-Present                 CUNA Mutual Life Insurance Company*
                                                              Chief Officer - Investments
                                                              MEMBERS Capital Advisors, Inc.
                                                              President

James M. Greaney                 1998-Present                 CUNA Mutual Life Insurance Company*
                                                              Chief Officer - Credit Union Enterprise

Jeffrey D. Holley                1999-Present                 CUNA Mutual Life Insurance Company
                                                              Chief Financial Officer

Steven Haroldson                 1999-Present                 CUNA Mutual Life Insurance Company
                                                              Chief Technology Officer

Michael B. Kitchen               1995-Present                 CUNA Mutual Life Insurance Company*
                                                              President and Chief Executive Officer
                                 1992-1995                    The CUMIS Group Limited
                                                              President and Chief Executive Officer

Reid A. Koenig                   1999-Present                 CUNA Mutual Life Insurance Company
                                                              Chief Officer - Operations
                                 1994-Present                 Vice President - Members Services

Daniel E. Meylink, Sr.           1983-Present                 CUNA Mutual Life Insurance Company*
                                                              Chief Officer - Members Enterprise


Faye A. Patzner                  1999-Present                 CUNA Mutual Life Insurance Company
                                                              Chief Officer - Legal


* The Company entered into a permanent affiliation with the CUNA Mutual on July 1, 1990. Those persons marked with an "*" hold identical titles with CUNA Mutual. The most recent position has been given for those persons who have held more than one position with the Company or CUNA Mutual Insurance Society during the last five year period. Each person has business addresses at both 2000 Heritage Way, Waverly, Iowa 50677-9202, and 5910 Mineral Point Road, Madison, Wisconsin 53705-4456.

                             ADDITIONAL INFORMATION

STATE REGULATION

The Company is subject to the laws of Iowa governing insurance companies and to regulation by the Iowa Insurance Department. An annual statement in a prescribed form is filed with the Insurance Department each year covering the operation of the Company for the preceding year and its financial condition as of the end of such year. Regulation by the Insurance Department includes periodic examination to determine the Company's liabilities and reserves so that the Insurance Department may certify the items are correct. The Company's books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, the Company is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

LEGAL PROCEEDINGS

The Company and its subsidiaries, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are not pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Separate Account or the Company.

INDEPENDENT ACCOUNTANTS


The financial statements for 2001 and 2000 included herein and elsewhere in the Registration Statement have been included in reliance upon the reports of PricewaterhouseCoopers LLP, Milwaukee, Wisconsin, independent accountants, and upon the authority of said firm as experts in accounting and auditing.


ACTUARIAL MATTERS

Actuarial matters included in this prospectus have been examined by Scott Allen, FSA, MAAA Product Manager Variable Products, CUNA Mutual Life Insurance Company, Waverly, Iowa, as stated in the opinion filed as an exhibit to the Registration Statement.

REGISTRATION STATEMENT

A Registration Statement under the Securities Act of 1933 relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted from this prospectus pursuant to the rules and regulations of the Securities and Exchange Commission. Statements contained in this prospectus concerning the Policy and other legal documents are summaries. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, D.C.

DISTRIBUTION OF POLICIES

Questions regarding the Policy should be directed to CUNA Brokerage Services, Inc., Office of Supervisory Jurisdiction, 2000 Heritage Way, Waverly, Iowa, 50677-9202, (800) 798-5500, (319) 352-4090. Its IRS employer identification number is 39-1437257. CUNA Brokerage Services, Inc. is wholly-owned by CUNA Mutual Investment Corporation which in turn is wholly-owned by CUNA Mutual. CUNA Brokerage Services, Inc., 5910 Mineral Point Road, Madison, Wisconsin, 53705-4456, the principal underwriter for the Policy is a broker/dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers. CUNA Mutual Life Insurance Company, the issuer of the Policy, entered into a permanent affiliation with CUNA Mutual on July 1, 1990. The Policies will be sold through registered representatives who will be paid first-year and renewal commissions for their services.

The Company may pay sales commissions to broker-dealers up to an amount equal to 8.5% of the total premiums paid under the Policy. These broker-dealers are expected to compensate sales representatives in varying amounts from these commissions. The Company also may pay other distribution expenses such as agents' insurance and pension benefits, agency expense allowances, and overhead attributable to distribution. In addition, the Company may from time to time pay or allow additional promotional incentives in the form of cash or other compensation. These distribution expenses do not result in any additional charges under the Contracts that are not described under CHARGES AND DEDUCTIONS.

UNISEX POLICIES

The U.S. Supreme Court ruled in the 1983 Norris decision that employer-sponsored benefit plans (employee benefit plans) are a "privilege of employment" and as such, males and females must receive equal benefits. Policies sold to employee benefit plans which must comply with this decision will be governed by all the provisions described in this prospectus, and by the following provisions.

The COI rates will be determined as previously set forth except that sex shall not be considered. These unisex monthly COI rates will not exceed the rates shown in Table I - Guaranteed Maximum Insurance Rates which is contained in the Policy.

Deferred Charges will vary by Issue Age, Specified Amount, and in the case of deferred sales charge, smoker status. The Deferred Charges for unisex Policies (including Policies sold to Owners other than employee benefit plans) are shown in the table in Appendix C.

The minimum Specified Amount is $25,000 ($10,000 for Issue Ages 65 and over). Requested reductions in Specified Amount cannot go below these amounts. Specified Amounts reduced as a result of a partial surrender or a change in death benefit option cannot go below $20,000 ($8,000 for Issue Ages 65 and over). The Company may waive this minimum from time to time. In deciding whether to waive this minimum, the Company will consider the required and minimum contributions under a qualified plan, the size of the group involved, and the difference between the proposed Specified Amount and the required minimum, as well as other factors.

Because unisex mortality tables are used for this Policy, misstatement of sex cannot result in a material misrepresentation by the Owner. Accordingly, neither the Policy nor the Death Proceeds will be modified as a result of misstatement of sex.

Illustrations of Policy values and accumulations based on unisex COI rates for 35 and 50 year old nonsmokers may be obtained without cost from the address shown on the first page of this prospectus.

The Accelerated Benefit Option feature is not available to employee benefit plans. Unisex Policies sold to Owners other than employee benefit plans will be governed by the terms of this prospectus (other than the provisions in this section) except that Deferred Charges will not vary by sex, unisex COI rates will be used, and no correction to or modification of the Policy or Death Proceeds will be made as a result of misstatement of sex. It is anticipated that unisex Policies will be sold to Owners other than employee benefit plans only if required by law or regulation. The Company does not currently anticipate offering the Policy for sale in states requiring the use of unisex COI rates.

FINANCIAL STATEMENTS

The financial statements for the Company are immediately following the financial statements of the Separate Account. The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Policy and should not be considered as bearing on the investment performance of the Separate Account.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                              Financial Statements
                                December 31, 2001
                       (with Independent Auditor's Report)

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                      Statements of Assets and Liabilities
                                December 31, 2001


                                          Money                           Global            High                        Growth and
                                         Market            Bond         Governments        Income         Balanced     Income Stock
Assets:                                Subaccount       Subaccount     Subaccount++      Subaccount      Subaccount     Subaccount
                                       ----------       ----------     ----------        ----------      ----------     ----------
Investments in Ultra Series Fund:
Money Market Fund,
  9,597,313 shares at net asset value
  of $1.00 per share (cost $9,597,313) $9,597,313$             -- $             --$             -- $             --$           --

Investments in Ultra Series Fund:
Bond Fund,
   674,608 shares at net asset value of
   $10.20 per share (cost $6,920,122)          --       6,878,867               --              --               --            --

Investments in MFS(R)Variable
Insurance TrustSM:
Global Governments Series,
   64,667 shares at net asset value of
   $10.09 per share (cost $656,513)            --              --          652,489              --               --            --

Investments in Oppenheimer
Variable Account Funds:
High Income Fund/VA,
   54,147 shares at net asset value of
   $8.54 per share (cost $483,550)             --              --               --         462,417               --            --

Investments in Ultra Series Fund:
Balanced Fund,
   4,136,313 shares at net asset value of
   $18.42 per share (cost $65,922,819)         --              --               --              --       76,208,351            --

Investments in Ultra Series Fund:
Growth and Income Stock Fund,
   3,253,776 shares at net asset value of
   $28.73 per share (cost $74,708,381)         --              --               --              --               --    93,479,902
                                       ----------      ----------       ----------      ----------       ----------    ----------
     Total assets                       9,597,313       6,878,867          652,489         462,417       76,208,351    93,479,902
                                       ----------      ----------       ----------      ----------       ----------    ----------

Liabilities:
Accrued adverse mortality and
   expense charges                          7,363           5,211              498             348           57,681        70,525
                                       ----------      ----------       ----------      ----------       ----------    ----------
     Total liabilities                      7,363           5,211              498             348           57,681        70,525
                                       ----------      ----------       ----------      ----------       ----------    ----------
     Net assets                        $9,589,950      $6,873,656         $651,991        $462,069      $76,150,670   $93,409,377
                                       ==========      ==========       ==========      ==========       ==========    ==========

Policyowners Equity:
    Net Assets: Type 1                 $3,879,925      $5,782,347         $638,644              --      $71,695,019   $87,752,035
    Outstanding units: Type 1 (note 5)    179,623         181,012           49,765              --        1,469,234     1,209,842
    Net asset value per unit: Type 1       $21.60          $31.94           $12.83              --           $48.80        $72.53
                                       ==========      ==========       ==========      ==========       ==========    ==========

    Net Assets: Type 2                 $5,710,025      $1,091,309          $13,347        $462,069       $4,455,651    $5,657,342
    Outstanding units: Type 2 (note 5)    528,706          94,814            1,237          47,814          446,458       634,943
    Net asset value per unit: Type 2       $10.80          $11.51           $10.79           $9.66            $9.98         $8.91
                                       ==========      ==========       ==========      ==========       ==========    ==========

See accompanying notes to financial statements.

++Note that effective May 1, 2002, the Global Governments Subaccount changed its name to the Strategic Income Subaccount.


                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                 Statements of Assets and Liabilities, continued
                                December 31, 2001


                                         Capital
                                      Appreciation           Mid-Cap            Emerging          International       Developing
                                          Stock               Stock              Growth               Stock             Markets
Assets:                                Subaccount          Subaccount          Subaccount+         Subaccount         Subaccount
Investments in Ultra Series Fund:
Capital Appreciation Stock Fund,
   2,289,696 shares at net asset value of
   $20.70 per share (cost $43,233,048) $47,393,640    $             --   $             --    $             --    $             --

Investments in Ultra Series Fund:
Mid-Cap Stock Fund,
   135,879 shares at net asset value of
   $13.94 per share (cost $1,783,997)                        1,894,300                 --                  --                  --

Investments in MFS(R)Variable
Insurance TrustSM:
Emerging Growth Series,
   645,174 shares at net asset value of
   $17.98 per share (cost $15,106,133)          --                  --         11,600,221                  --                  --

Investments in T. Rowe Price
International Series, Inc.:
International Stock Portfolio,
   633,848 shares at net asset value of
   $11.47 per share (cost $9,066,817)           --                  --                 --           7,270,242                  --

Investments in Franklin Templeton
Variable Insurance Products Trust:
Developing Markets Securities,
   21,754 shares at net asset value of
   $4.76 per share (cost $118,141)              --                  --                 --                  --             103,547
                                        ----------          ----------        -----------         -----------          ----------
     Total assets                       47,393,640           1,894,300         11,600,221           7,270,242             103,547
                                        ----------          ----------        -----------         -----------          ----------

Liabilities:
Accrued adverse mortality and
   expense charges                          35,600               1,421              8,721               5,454                  76
                                        ----------          ----------        -----------         -----------          ----------
     Total liabilities                      35,600               1,421              8,721               5,454                  76
                                        ----------          ----------        -----------         -----------          ----------
     Net assets                        $47,358,040          $1,892,879        $11,591,500          $7,264,788            $103,471
                                        ==========          ==========        ===========         ===========          ==========

Policyowners Equity:
    Net Assets: Type 1                 $42,956,905                  --         $9,937,750          $6,638,049                  --
    Outstanding units: Type 1 (note 5)   1,458,730                  --            665,337             565,223                  --
    Net asset value per unit: Type 1        $29.45                  --             $14.94              $11.74                  --
                                        ==========          ==========        ===========         ===========          ==========

    Net Assets: Type 2                  $4,401,135          $1,892,879         $1,653,750            $626,739            $103,471
    Outstanding units: Type 2 (note 5)     455,604             134,692            252,867              88,149              16,016
    Net asset value per unit: Type 2         $9.66              $14.05              $6.54               $7.11               $6.46
                                        ==========          ==========        ===========         ===========          ==========

See accompanying notes to financial statements.

+Note that effective May 1, 2002, the Emerging Growth Fund changed its name to the Multi-Cap Growth Stock Fund.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                            Statements of Operations
                  Years Ended December 31, 2001, 2000 and 1999


                                                MONEY MARKET SUBACCOUNT                                 BOND SUBACCOUNT

Investment income (loss):              2001              2000             1999              2001             2000           1999
                                       ----              ----             ----              ----             ----           ----
  Dividend income                   $311,048          $304,451          $156,541         $331,277          $267,073      $223,032
  Adverse mortality and expense charges
   (note 3)                          (77,525)          (45,966)          (29,935)         (47,906)          (34,525)      (34,792)
                                   ---------         ---------         ---------        ---------         ---------      --------
Net investment income (loss)         233,523           258,485           126,606          283,371           232,548       188,240
                                   ---------         ---------         ---------        ---------         ---------      --------
Realized and unrealized gain (loss)
 on investments:
 Realized gain (loss) on security
  transactions:
  Capital gain distributions received     --                --                --               --                --            57
  Proceeds from sale of securities 5,232,884         9,041,724         4,009,628          292,863           748,321       585,790
  Cost of securities sold         (5,232,884)       (9,041,724)       (4,009,628)        (289,794)         (767,487)     (583,986)
                                   ---------         ---------         ---------        ---------         ---------      --------
Net realized gain (loss) on security
  transactions                            --                --                --            3,069           (19,166)        1,861
  Net change in unrealized appreciation
   or depreciation on investments         --                --                --           50,909            58,875      (197,060)
                                   ---------         ---------         ---------        ---------         ---------      --------
Net gain (loss) on investments            --                --                --           53,978            39,709      (195,199)
                                   ---------         ---------         ---------        ---------         ---------      --------
Net increase (decrease) in net assets
  resulting from operations         $223,523          $258,485          $126,606         $337,349          $272,257       ($6,959)
                                   =========         =========         =========        =========         =========      ========


                                            GLOBAL GOVERNMENTS SUBACCOUNT++                         HIGH INCOME SUBACCOUNT

Investment income (loss):              2001              2000             1999              2001             2000            1999*
                                       ----              ----             ----              ----             ----            -----
  Dividend income                    $24,033           $29,675           $35,810          $18,313              $236      $      --
  Adverse mortality and expense
charges (note 3)                      (5,815)           (5,498)           (6,651)          (2,738)             (313)            --
                                   ---------         ---------         ---------        ---------         ---------       --------
Net investment income (loss)          18,218            24,177            29,159           15,575               (77)            --
                                   ---------         ---------         ---------        ---------         ---------       --------
Realized and unrealized gain (loss)
on investments: Realized gain (loss)
on security transactions:
Capital gain distributions received       --                --                --               --                --             --
Proceeds from sale of securities      36,185            72,159           289,685            9,537            47,952             --
Cost of securities sold              (36,712)          (75,045)         (289,946)          (9,954)          (50,050)            --
                                   ---------         ---------         ---------        ---------         ---------       --------
Net realized gain (loss) on security
transactions                            (527)           (2,886)             (261)            (417)           (2,098)            --
Net change in unrealized appreciation
or depreciation on investments         6,290             3,290           (57,288)         (20,492)             (644)             3
                                   ---------         ---------         ---------        ---------         ---------       --------
Net gain (loss) on investments         5,763               404           (57,549)         (20,909)           (2,742)             3
                                   ---------         ---------         ---------        ---------         ---------       --------
Net increase (decrease) in net assets
resulting from operations            $23,981           $24,581          ($28,390)         ($5,334)          ($2,819)            $3
                                   =========         =========         =========        =========         =========       ========

See accompanying notes to financial statements.

*The data is for the period beginning November 8, 1999 (date of initial activity).

++Note that effective May 1, 2002, the Global Governments Subaccount changed its name to the Strategic Income Subaccount.


                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                       Statements of Operations, continued
                  Years Ended December 31, 2001, 2000 and 1999


                                                  BALANCED SUBACCOUNT                       GROWTH AND INCOME STOCK SUBACCOUNT

Investment income (loss):              2001              2000             1999            2001             2000              1999
                                       ----              ----             ----            ----             ----              ----
  Dividend income                 $2,282,310        $2,539,793        $1,995,000     $1,026,566        $1,033,586         $916,870
  Adverse mortality and expense charges
   (note 3)                         (687,890)         (709,346)         (675,563)      (863,491)         (944,513)        (870,409)
                                  ----------         ---------         ---------    -----------         ---------       ----------
Net investment income (loss)       1,594,420         1,830,447         1,319,437        163,075            89,073           46,461
                                  ----------         ---------         ---------    -----------         ---------       ----------
Realized and unrealized gain (loss)
 on investments:
 Realized gain (loss) on security
  transactions:
  Capital gain distributions received 3,195,604        422,244         1,743,848      2,480,701           377,334        6,072,033
  Proceeds from sale of securities 4,874,234         8,177,082         6,404,678      6,321,315         6,777,413        4,764,654
  Cost of securities sold         (4,016,614)       (6,052,432)       (4,654,847)    (5,048,877)       (4,340,887)      (2,809,713)
                                  ----------         ---------         ---------    -----------         ---------       ----------
Net realized gain (loss) on security
  transactions                     4,053,224         2,546,894         3,493,679      3,753,139         2,813,860        8,026,974
  Net change in unrealized appreciation
   or depreciation on investments (8,782,439)       (2,132,200)        4,544,788    (16,082,165)       (3,022,365)       6,432,344
                                  ----------         ---------         ---------    -----------         ---------       ----------
Net gain (loss) on investments    (4,729,215)          414,694         8,038,467    (12,329,026)         (208,505)      14,459,318
                                  ----------         ---------         ---------    -----------         ---------       ----------
Net increase (decrease) in net assets
  resulting from operations      ($3,134,795)       $2,245,141        $9,357,904   ($12,165,951)        ($119,432)     $14,505,779
                                  ==========         =========         =========    ===========         =========       ==========


                                          CAPITAL APPRECIATION STOCK SUBACCOUNT                     MID-CAP STOCK SUBACCOUNT

Investment income (loss):               2001              2000             1999              2001             2000          1999*
                                        ----              ----             ----              ----             ----          -----
Dividend income                       $47,622           $38,004           $33,412          $13,965              $885           $1
 Adverse mortality and expense charges
(note 3)                             (426,767)         (422,423)         (328,898)         (11,695)           (2,249)          (1)
                                     --------         ---------         ---------         --------           -------       ------
Net investment income (loss)         (379,145)         (384,419)         (295,486)           2,270            (1,364)          --
                                     --------         ---------         ---------         --------           -------       ------
Realized and unrealized gain (loss)
on investments: Realized gain (loss)
on security transactions:
Capital gain distributions received 6,652,267           493,012         3,266,215          104,035                77           78
Proceeds from sale of securities    3,424,992         2,711,862         2,779,984           75,736           102,647           14
Cost of securities sold            (2,836,420)       (1,774,342)       (1,731,081)         (73,029)          (98,501)         (14)
                                    ---------         ---------         ---------         --------          --------      -------
Net realized gain (loss) on security
transactions                        7,240,839         1,430,532         4,315,118          106,742             4,223           78
Net change in unrealized appreciation
or depreciation on investments    (11,947,338)          428,664         4,111,612           51,296            58,894          113
                                   ----------        ----------        ----------         --------          --------      -------
Net gain (loss) on investments     (4,706,499)        1,859,196         8,426,730          158,038            63,117          191
                                   ----------        ----------        ----------         --------          --------      -------
Net increase (decrease) in net assets
resulting from operations         ($5,085,644)       $1,474,777        $8,131,244         $160,308           $61,753         $191
                                   ==========        ==========        ==========         ========          ========      =======


See accompanying notes to financial statements.

*The data is for the period beginning November 8, 1999 (date of initial activity).


                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                       Statements of Operations, continued
                  Years Ended December 31, 2001, 2000 and 1999


                                              EMERGING GROWTH SUBACCOUNT+                       INTERNATIONAL STOCK SUBACCOUNT

Investment income (loss):              2001              2000             1999              2001             2000           1999
                                       ----              ----             ----              ----             ----           ----
Dividend income                $          --     $          --     $          --         $155,232           $58,791       $30,258
 Adverse mortality and expense charges
(note 3)                            (109,675)         (156,570)          (81,732)         (70,691)          (84,273)      (58,716)
                                  ----------        ----------        ----------       ----------        ----------     ---------
Net investment income (loss)        (109,675)         (156,570)          (81,732)          84,541           (25,482)      (28,458)
                                  ----------        ----------        ----------       ----------        ----------     ---------
Realized and unrealized gain (loss)
on investments: Realized gain (loss)
on security transactions:
Capital gain distributions received  796,024           921,643                --               --           282,195        95,097
Proceeds from sale of securities     985,395         1,699,368           841,070          621,054           495,284       648,203
Cost of securities sold           (1,154,366)       (1,096,592)         (590,062)        (714,446)         (337,597)     (619,493)
                                  ----------        ----------        ----------       ----------        ----------     ---------
Net realized gain (loss) on security
transactions                         627,053         1,524,419           251,008          (93,392)          439,882       123,807
Net change in unrealized appreciation
or depreciation on investments    (6,114,073)       (5,430,518)        6,126,859       (2,125,367)       (2,340,401)    1,926,801
                                  ----------        ----------        ----------       ----------        ----------     ---------
Net gain (loss) on investments    (5,487,020)       (3,906,099)        6,377,867       (2,218,759)       (1,900,519)    2,050,608
                                  ----------        ----------        ----------       ----------        ----------     ---------
Net increase (decrease) in net assets
resulting from operations        ($5,596,695)      ($4,062,669)       $6,296,135      ($2,134,218)      ($1,926,001)   $2,022,150
                                  ==========        ==========        ==========       ==========        ==========     =========

                                             DEVELOPING MARKETS SUBACCOUNT

Investment income (loss):              2001              2000           1999*
                                       ----              ----           -----

  Dividend income                       $793               $59       $      --
  Adverse mortality and expense
charges (note 3)                        (835)             (369)             --
                                     -------          --------         -------
Net investment income (loss)             (42)             (310)             --
                                     -------          --------         -------
Realized and unrealized gain (loss)
on investments: Realized gain (loss)
on security transactions:
Capital gain distributions received       --                --              --
Proceeds from sale of securities      15,875            42,680              --
Cost of securities sold              (18,420)          (51,281)             --
                                     -------          --------         -------
Net realized gain (loss) on security
transactions                          (2,545)           (8,601)             --
Net change in unrealized appreciation
or depreciation on investments        (5,977)           (8,672)             55
                                     -------          --------         -------
Net gain (loss) on investments        (8,522)          (17,273)             55
                                     -------          --------         -------
Net increase (decrease) in net assets
resulting from operations            ($8,564)         ($17,583)            $55
                                     =======          ========         =======


See accompanying notes to financial statements.

*The data is for the period beginning November 8, 1999 (date of initial activity).

+Note that effective May 1, 2002, the Emerging Growth Fund changed its name to the Multi-Cap Growth Stock Fund.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                       Statements of Changes in Net Assets
                  Years Ended December 31, 2001, 2000 and 1999


                                                MONEY MARKET SUBACCOUNT                              BOND SUBACCOUNT

Operations:                            2001              2000             1999           2001             2000              1999
                                       ----              ----             ----           ----             ----              ----
  Net investment income (loss)      $233,523          $258,485          $126,606      $283,371          $232,548         $188,240
  Net realized gain (loss) on
   security transactions                  --                --                --         3,069           (19,166)           1,861
  Net change in unrealized appreciation
   or depreciation on investments         --                --                --        50,909            58,875         (197,060)
                                  ----------        ----------        ----------    ----------        ----------       ----------
   Change in net assets from
    operations                       233,523           258,485           126,606       337,349           272,257           (6,959)
                                  ----------        ----------        ----------    ----------        ----------       ----------
Capital unit transactions (note 5):
Proceeds from sale of units        7,934,208        13,577,729         5,200,600     3,056,233           984,884        1,186,455
  Cost of units repurchased       (5,897,540)      (10,928,652)       (4,530,276)     (694,152)         (960,704)        (918,722)
                                  ----------        ----------        ----------    ----------        ----------       ----------
   Change in net assets from capital
    unit transactions              2,036,668         2,649,077           670,324     2,362,081            24,180          267,733
                                  ----------        ----------        ----------    ----------        ----------       ----------
Increase (decrease) in net assets  2,270,191         2,907,562           796,930     2,699,430           296,437          260,774
Net assets:
  Beginning of period              7,319,759         4,412,197         3,615,267     4,174,226         3,877,789        3,617,015
                                  ----------        ----------        ----------    ----------        ----------       ----------
  End of period                   $9,589,950        $7,319,759        $4,412,197    $6,873,656        $4,174,226       $3,877,789
                                  ==========        ==========        ==========    ==========        ==========       ==========


                                            GLOBAL GOVERNMENTS SUBACCOUNT++                      HIGH INCOME SUBACCOUNT

Operations:                            2001              2000             1999           2001             2000              1999*
                                       ----              ----             ----           ----             ----              -----
  Net investment income (loss)       $18,218           $24,177           $29,159       $15,575              ($77)        $     --
  Net realized gain (loss) on
   security transactions                (527)           (2,886)             (261)         (417)           (2,098)              --
  Net change in unrealized appreciation
   or depreciation on investments      6,290             3,290           (57,288)      (20,492)             (644)               3
                                  ----------        ----------        ----------     ---------         ---------        ---------
   Change in net assets from
    operations                        23,981            24,581           (28,390)       (5,334)           (2,819)               3
                                  ----------        ----------        ----------     ---------         ---------        ---------
Capital unit transactions (note 5):
  Proceeds from sale of units         52,886            83,247           222,897       400,558           110,501            1,075
  Cost of units repurchased          (54,448)          (97,296)         (312,920)      (35,477)           (6,436)              (2)
                                  ----------        ----------        ----------     ---------         ---------        ---------
   Change in net assets from capital
    unit transactions                 (1,562)          (14,049)          (90,023)      365,081           104,065            1,073
                                  ----------        ----------        ----------     ---------         ---------        ---------
Increase (decrease) in net assets     22,419            10,532          (118,413)      359,747           101,246            1,076
Net assets:
  Beginning of period                629,572           619,040           737,453       102,322             1,076               --
                                  ----------        ----------        ----------     ---------         ---------        ---------
  End of period                     $651,991          $629,572          $619,040      $462,069          $102,322           $1,076
                                  ==========        ==========        ==========     =========         =========        =========

See accompanying notes to financial statements.

*The data is for the period beginning November 8, 1999 (date of initial activity).

++Note that effective May 1, 2002, the Global Governments Subaccount changed its name to the Strategic Income Subaccount.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                 Statements of Changes in Net Assets, continued
                  Years Ended December 31, 2001, 2000 and 1999


                                                  BALANCED SUBACCOUNT                      GROWTH AND INCOME STOCK SUBACCOUNT

Operations:                            2001              2000             1999           2001             2000              1999
                                       ----              ----             ----           ----             ----              ----
  Net investment income (loss)    $1,594,420        $1,830,447        $1,319,437      $163,075           $89,073          $46,461
  Net realized gain (loss) on
   security transactions           4,053,224         2,546,894         3,493,679     3,753,139         2,813,860        8,026,974
  Net change in unrealized appreciation
   or depreciation on investments (8,782,439)       (2,132,200)        4,544,788   (16,082,165)       (3,022,365)       6,432,344
                                  ----------        ----------        ----------    ----------       -----------      -----------
   Change in net assets from
    operations                    (3,134,795)        2,245,141         9,357,904   (12,165,951)         (119,432)      14,505,779
                                  ----------        ----------        ----------    ----------       -----------      -----------

Capital unit transactions (note 5):
  Proceeds from sale of units     10,274,621        12,269,234        14,839,213    15,181,265        17,856,770       17,312,510
  Cost of units repurchased      (10,240,697)      (14,010,392)      (14,209,808)  (14,504,944)      (15,159,431)     (14,188,868)
                                  ----------        ----------        ----------    ----------       -----------      -----------
   Change in net assets from capital
    unit transactions                 33,924        (1,741,158)          629,405       676,321         2,697,339        3,123,642
                                  ----------        ----------        ----------    ----------       -----------      -----------
Increase (decrease) in net assets (3,100,871)          503,983         9,987,309   (11,489,630)        2,577,907       17,629,421
Net assets:
  Beginning of period             79,251,541        78,747,558        68,760,249   104,899,007       102,321,100       84,691,679
                                  ----------        ----------        ----------    ----------       -----------      -----------
  End of period                  $76,150,670       $79,251,541       $78,747,558   $93,409,377      $104,899,007     $102,321,100
                                  ==========        ==========        ==========    ==========       ===========      ===========


                                            CAPITAL APPRECIATION SUBACCOUNT                        MID-CAP STOCK SUBACCOUNT

Operations:                            2001              2000             1999              2001             2000           1999*
                                       ----              ----             ----              ----             ----           -----
 Net investment income (loss)      ($379,145)        ($384,419)        ($295,486)          $2,270           ($1,364)     $     --
 Net realized gain (loss) on
  security transactions            7,240,839         1,430,532         4,315,118          106,742             4,223            78
 Net change in unrealized appreciation
  or depreciation on investments (11,947,338)          428,664         4,111,612           51,296            58,894           113
                                 -----------       -----------       -----------       ----------        ----------      --------
   Change in net assets from
    operations                    (5,085,644)        1,474,777         8,131,244          160,308            61,753           191
                                 -----------       -----------       -----------       ----------        ----------      --------
Capital unit transactions (note 5):
  Proceeds from sale of units     10,206,096        13,180,893         7,912,873        1,419,913           704,374         4,450
  Cost of units repurchased       (7,447,500)       (7,182,551)       (6,897,886)        (405,323)          (52,707)          (80)
                                 -----------       -----------       -----------       ----------        ----------      --------
   Change in net assets from capital
    unit transactions              2,758,596         5,998,342         1,014,987        1,014,590           651,667         4,370
                                 -----------       -----------       -----------       ----------        ----------      --------
Increase (decrease) in net assets (2,327,048)        7,473,119         9,146,231        1,174,898           713,420         4,561
Net assets:
  Beginning of period             49,685,088        42,211,969        33,065,738          717,981             4,561            --
                                 -----------       -----------       -----------       ----------        ----------      --------
  End of period                  $47,358,040       $49,685,088       $42,211,969       $1,892,879          $717,981        $4,561
                                 ===========       ===========       ===========       ==========        ==========      ========

See accompanying notes to financial statements.

*The data is for the period beginning November 8, 1999 (date of initial activity).

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                 Statements of Changes in Net Assets, continued
                  Years Ended December 31, 2001, 2000 and 1999


                                              EMERGING GROWTH SUBACCOUNT+                    INTERNATIONAL STOCK SUBACCOUNT

Operations:                            2001              2000             1999           2001             2000              1999
                                       ----              ----             ----           ----             ----              ----
  Net investment income (loss)     ($109,675)        ($156,570)         ($81,732)      $84,541          ($25,482)        ($28,458)
  Net realized gain (loss) on
   security transactions             627,053         1,524,419           251,008       (93,392)          439,882          123,807
  Net change in unrealized appreciation
   or depreciation on investments (6,114,073)       (5,430,518)        6,126,859    (2,125,367)       (2,340,401)       1,926,801
                                  ----------        ----------        ----------     ---------         ---------        ---------
   Change in net assets from
    operations                    (5,596,695)       (4,062,669)        6,296,135    (2,134,218)       (1,926,001)       2,022,150
                                  ----------        ----------        ----------     ---------         ---------        ---------
Capital unit transactions (note 5):
  Proceeds from sale of units      3,396,467         8,397,598         3,957,172     1,619,733         4,215,595        1,876,821
  Cost of units repurchased       (2,342,514)       (3,466,245)       (2,023,998)   (1,431,018)       (1,439,807)      (1,361,528)
                                  ----------        ----------        ----------     ---------         ---------        ---------
   Change in net assets from capital
    unit transactions              1,053,953         4,931,353         1,933,174       188,715         2,775,788          515,293
                                  ----------        ----------        ----------     ---------         ---------        ---------
Increase (decrease) in net assets (4,542,742)          868,684         8,229,309    (1,945,503)          849,787        2,537,443
Net assets:
  Beginning of period             16,134,242        15,265,558         7,036,249     9,210,291         8,360,504        5,823,061
                                  ----------         ---------        ----------     ---------         ---------        ---------
  End of period                  $11,591,500       $16,134,242       $15,265,558    $7,264,788        $9,210,291       $8,360,504
                                  ==========        ==========        ==========     =========         =========        =========

                                             DEVELOPING MARKETS SUBACCOUNT

Operations:                            2001              2000          1999*
                                       ----              ----          -----
  Net investment income (loss)          ($42)            ($310)      $     --
  Net realized gain (loss) on
   security transactions              (2,545)           (8,601)            --
  Net change in unrealized appreciation
   or depreciation on investments     (5,977)           (8,672)            55
                                   ---------          --------        -------
   Change in net assets from
    operations                        (8,564)          (17,583)            55
                                   ---------          --------        -------
Capital unit transactions (note 5):
  Proceeds from sale of units         64,242           112,278          1,189
  Cost of units repurchased          (32,614)          (15,526)            (6)
                                   ---------          --------        -------
   Change in net assets from capital
    unit transactions                 31,628            96,752          1,183
                                   ---------          --------        -------
Increase (decrease) in net assets     23,064            79,169          1,238
Net assets:
  Beginning of period                 80,407             1,238             --
                                   ---------          --------        -------
  End of period                     $103,471           $80,407         $1,238
                                   =========          ========        =======

See accompanying notes to financial statements.

*The data is for the period beginning November 8, 1999 (date of initial activity).

+Note that effective May 1, 2002, the Emerging Growth Fund changed its name to the Multi-Cap Growth Stock Fund.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT
                          Notes to Financial Statements

(1)  Organization

     The CUNA Mutual Life Variable Account (the Account) is a unit investment trust registered under the Investment Company Act of 1940 with the Securities and Exchange Commission (SEC). The Account was established as a separate investment account within CUNA Mutual Life Insurance Company to receive and invest net premiums paid under flexible premium variable life insurance policies.

     Although the assets of the Account are the property of CUNA Mutual Life Insurance Company, those assets attributable to the policies are not chargeable with liabilities arising out of any other business which CUNA Mutual Life Insurance Company may conduct.

     The net assets maintained in the Account attributable to the policies provide the base for the periodic determination of the increased or decreased benefits under the policies. The net assets may not be less than the amount required under state insurance law to provide certain death benefits and other policy benefits. Additional assets are held in CUNA Mutual Life Insurance Company's general account to cover death benefits in excess of the accumulated value.


(2)  Significant Accounting Policies

     Investments

     The Account currently is divided into eleven subaccounts but may, in the future, include additional subaccounts. Each subaccount invests exclusively in shares of a single underlying fund. (The term fund is used to mean an investment portfolio sometimes called a series, i.e., Ultra Series Fund (Class Z shares), T. Rowe Price International Series, Inc., MFS(R) Variable Insurance TrustSM, Oppenheimer Variable Account Funds, Franklin Templeton Variable Insurance Products Trust, or any other open-end management investment company or unit investment trust in which a subaccount invests.) The income, gains and losses, realized or unrealized, from the assets allocated to each subaccount are credited to or charged against that subaccount without regard to income, gains or losses from any other subaccount.

     The Account invests in shares of Ultra Series Fund, T. Rowe Price International Series, Inc., MFS(R) Variable Insurance TrustSM, Oppenheimer Variable Account Funds, and Franklin Templeton Variable Insurance Products Trust. Each is a management investment company of the series type with one or more funds. Each is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or investment practices or policies of the companies or their funds by the SEC.

     Ultra Series Fund currently has six funds available as investment options under the policies. T. Rowe Price International Series, Inc., Oppenheimer Variable Account Funds and Franklin Templeton Variable Insurance Products Trust have one fund available as an investment option and MFS(R) Variable Insurance TrustSM has two funds available as an investment option. Ultra Series Fund, T. Rowe Price International Series, Inc., MFS(R) Variable Insurance TrustSM, Oppenheimer Variable Account Funds and Franklin Templeton Variable Insurance Products Trust also have other funds that are not available under the policies. These fund companies may, in the future, create additional funds that may or may not be available as investment options under the policies. Each fund has its own investment objectives and the income, gains, and losses for each fund are determined separately for that fund.

     MEMBERS Capital Advisors, Inc. serves as the investment adviser to the Ultra Series Fund and manages its assets in accordance with general policies and guidelines established by the board of trustees of the Ultra Series Fund. CUNA Mutual Life Insurance Company owns one half of MEMBERS Capital Advisors' outstanding stock and one half is owned indirectly by CUNA Mutual Insurance Society.

     T. Rowe Price International, Inc. serves as the investment adviser to the International Stock Portfolio and manages its assets in accordance with general policies and guidelines established by the board of directors of T. Rowe Price International Series, Inc.

     Massachusetts Financial Services Company (MFS) serves as the investment adviser to the MFS Global Governments Series and Emerging Growth Series and manages their assets in accordance with general policies and guidelines established by the board of trustees of MFS(R) Variable Insurance TrustSM.

     OppenheimerFunds, Inc. serves as the investment adviser to the Oppenheimer High Income Fund/VA and manages its assets in accordance with general policies and guidelines established by the board of trustees of the Oppenheimer Variable Account Funds.

     Templeton Asset Management Ltd. serves as the investment adviser to the Templeton Developing Markets Securities Fund and manages its assets and makes its investments decisions.

     The assets of each fund are held separate from the assets of the other funds, and each fund is offered at a price equal to its respective net asset value per share, without sales charge. Dividends and capital gain distributions from each fund are reinvested in that fund. Investments in shares of the funds are stated at market value which is the net asset value per share as determined by the funds. Realized gains and losses from security transactions are reported on an average cost basis. Dividend income is recorded on the ex-dividend date.

     Federal Income Taxes

     The operations of the Account form a part of the operations of CUNA Mutual Life Insurance Company and are not taxed separately. CUNA Mutual Life Insurance Company does not initially expect to incur any income tax upon the earnings or the realized capital gains attributable to the Account. Accordingly, no charge for income tax is currently being made to the Account. If such taxes are incurred by CUNA Mutual Life Insurance Company in the future, a charge to the Account may be assessed.

     Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3)  Fees and Charges

     Policy Charges

     In addition to charges for state taxes, which reduce premiums prior to the allocation of net premiums to the subaccounts of the Account, the following charges may be deducted by CUNA Mutual Life Insurance Company by redeeming an appropriate number of units for each policy.

     Administrative Fee: CUNA Mutual Life Insurance Company will have primary responsibility for the administration of the Account and the policies issued. As reimbursement for these expenses, CUNA Mutual Life Insurance Company may assess each policy a monthly administrative fee. For additional detail, see schedule of expenses and charges in the prospectus.

     Deferred Contingent Sales and Administrative Charges: The sales and administrative expenses incurred when a policy is issued are deferred (Deferred Charges) until the policy is surrendered. Such charges are not collected at all if the policy is held for nine years, or if the insured dies during that period. In no instance will the charge exceed 30 percent of the lesser of premiums paid or the Guideline Annual Premium (as defined under the Investment Company Act of 1940) of the policy. The Deferred Charges are normally built up in twelve equal increments during the first policy year. Beginning on the second policy anniversary, incremental amounts are released by allocations back to the subaccounts on each anniversary until the tenth policy anniversary when all remaining Deferred Charges are released. All amounts in the Deferred Charges Account are held and interest credited to the policy at a minimum rate of 4 percent with CUNA Mutual Life Insurance Company crediting additional amounts at its discretion.

     Policy Fee: CUNA Mutual Life Insurance Company will incur first-year expenses upon issue of a policy, and will assess each policy a monthly policy fee to recover these expenses.

     Cost of Insurance and Additional Benefits Provided: CUNA Mutual Life Insurance Company will assume the responsibility for providing the insurance benefits provided in the policy. The cost of insurance will be determined each month based upon the applicable cost of insurance rates and the net amount at risk. The cost of insurance can vary from month to month since the determination of both the insurance rate and the net amount at risk depends upon a number of variables as described in the Account's prospectus.

     Variable Account Charges

     Mortality and Expense Risk Charge: CUNA Mutual Life Insurance Company will deduct daily a mortality and expense risk charge from the Account at an annual rate of 0.90% of the average daily net asset value of the Account. These charges will be deducted by CUNA Mutual Life Insurance Company in return for its assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with policies issued.

(4)  Investment Transactions

     The cost of shares purchased, including reinvestment of dividend distributions, during the year ended December 31, 2001, was as follows:


Money Market Fund........................................... $7,505,304
Bond Fund...................................................  2,940,557
Global Governments Series++.................................     52,888
High Income Fund............................................    390,471
Balanced Fund...............................................  9,699,523
Growth and Income Stock Fund................................  9,637,895
Capital Appreciation Stock Fund............................. 12,456,979
Mid-Cap Stock Fund..........................................  1,197,580
Emerging Growth Series+.....................................  2,722,930
International Stock Portfolio...............................    893,240
Developing Markets Fund.....................................     47,483

++Note that effective May 1, 2002, the Global Governments Subaccount changed its name to the Strategic Income Subaccount.

+Note that effective May 1, 2002, the Emerging Growth Fund changed its name to the Multi-Cap Growth Stock Fund.


(5)  Unit Activity from Policy Transactions
     Transactions in units of each subaccount of the Account for the years ended December 31, 2001, 2000 and 1999, were as follows:

                                     Money                                               Global                     High
                                    Market                      Bond                   Governments                 Income
                                  Subaccount                 Subaccount               Subaccount++               Subaccount
                              -------------------        -------------------       -------------------       -------------------
                               Type 1     Type 2         Type 1     Type 2          Type 1     Type 2         Type 1*    Type 2
Outstanding at
  December 31, 1998           187,877         --         130,013         --         59,926         --                        --
Sold                          263,945         --          42,671        107         18,188        106                       107
Repurchased                  (231,067)        --         (33,099)        --        (26,138)        --                        --
                             --------   --------         -------    -------      ---------    -------                   -------
Outstanding at
  December 31, 1999           220,755         --         139,585        107         51,976        106                       107
Sold                          450,205    426,805          29,408     14,555          5,954      1,239                    11,254
Repurchased                  (484,331)  (103,011)        (33,816)      (519)        (8,011)      (145)                     (662)
                             --------   --------         -------    -------      ---------    -------                   -------
Outstanding at
  December 31, 2000           186,629    323,794         135,177     14,143         49,919      1,200                    10,699
Sold                          136,762    469,259          62,927     94,778          3,805        465                    40,755
Repurchased                  (143,768)  (264,347)        (17,092)   (14,107)        (3,959)      (428)                   (3,640)
                             --------   --------         -------    -------      ---------    -------                   -------
Outstanding at
  December 31, 2001           179,623    528,706         181,012     94,814         49,765      1,237                    47,814
                             ========   ========         =======    =======      =========    =======                   =======

                                                                                         Capital
                                                             Growth and               Appreciation                 Mid-Cap
                                   Balanced                 Income Stock                  Stock                     Stock
                                  Subaccount                 Subaccount                Subaccount                Subaccount
                              -------------------        -------------------       -------------------       -------------------
                               Type 1     Type 2         Type 1     Type 2          Type 1     Type 2         Type 1*    Type 2
Outstanding at
  December 31, 1998         1,581,036         --       1,207,005         --      1,296,981         --                        --
Sold                          318,708      8,386         221,525      4,044        287,074      1,509                       447
Repurchased                  (305,776)      (116)       (181,747)       (65)      (250,228)       (28)                       (8)
                             --------   --------        --------    -------       --------   --------                   -------
Outstanding at
  December 31, 1999         1,593,968      8,270       1,246,783      3,979      1,333,827      1,481                       439
Sold                          200,206    209,955         172,603    341,335        344,611    185,309                    60,291
Repurchased                  (275,458)   (15,746)       (179,232)   (22,674)      (215,716)   (13,334)                   (4,447)
                             --------   --------        --------    -------       --------   --------                   -------
Outstanding at
  December 31, 2000         1,518,716    202,479       1,240,154    322,640      1,462,722    173,456                    56,283
Sold                          150,739    297,142         137,918    543,256        207,926    398,188                   109,177
Repurchased                  (200,221)   (53,163)       (168,230)  (230,953)      (211,918)  (116,040)                  (30,768)
                             --------   --------        --------    -------       --------   --------                   -------
Outstanding at
  December 31, 2001         1,469,234    446,458       1,209,842    634,943      1,458,730    455,604                   134,692
                             ========   ========        ========    =======       ========   ========                   =======

                                   Emerging                 International              Developing
                                    Growth                      Stock                    Markets
                                  Subaccount+                Subaccount                Subaccount
                              -------------------        -------------------      --------------------
                               Type 1     Type 2         Type 1     Type 2          Type 1*    Type 2
Outstanding at
  December 31, 1998           433,141         --         411,250         --                        --
Sold                          214,540        466         125,998        504                       118
Repurchased                  (111,422)       (12)        (90,747)        (7)                       --
                             --------   --------        --------    -------                   -------
Outstanding at
  December 31, 1999           536,259        454         446,501        497                       118
Sold                          243,927    131,762         206,728     57,534                    13,165
Repurchased                  (121,459)   (10,851)        (79,979)    (6,421)                   (1,946)
                             --------   --------        --------    -------                   -------
Outstanding at
  December 31, 2000           658,727    121,365         573,250     51,610                    11,337
Sold                          120,629    196,949          86,917     66,348                     9,644
Repurchased                  (114,019)   (65,447)        (94,944)   (29,809)                   (4,965)
                             --------   --------         -------    -------                   -------
Outstanding at
  December 31, 2001           665,337    252,867         565,223     88,149                    16,016
                             ========   ========         =======    =======                   =======

*This fund not available in this product type.

++Note that effective May 1, 2002, the Global Governments Subaccount changed its name to the Strategic Income Subaccount.

+Note that effective May 1, 2002, the Emerging Growth Fund changed its name to the Multi-Cap Growth Stock Fund.

(6)  Condensed Financial Information

     The table below gives per unit information about the financial history of each subaccount for each period.

                                                           MONEY MARKET SUBACCOUNT
                                   2001                    2000                    1999                  1998          1997
                             -----------------       -----------------       -----------------           ----          ----
Unit Value:                   Type 1   Type 2         Type 1   Type 2         Type 1  Type 2**
  Beginning of period         $21.00   $10.50         $19.99   $10.00         $19.24   $10.00           $18.47        $17.73

  End of period                21.60    10.80          21.00    10.50          19.99    10.00            19.24         18.47

Net Assets at end of
  period (000s)                3,880    5,710

Units outstanding at
  end of period (000s)           180      529            187      324            221        0              188          142

Total return1                   2.9%     2.9%           5.1%     5.0%           3.9%     0.0%***          4.2%          4.1%

Investment income ratio2        3.61%    3.61%

Expense ratio3                  0.90%    0.90%


                                                               BOND SUBACCOUNT
                                   2001                    2000                    1999                  1998          1997
                             -----------------       -----------------       -----------------           ----          ----
Net asset value:              Type 1   Type 2         Type 1   Type 2         Type 1  Type 2**
  Beginning of period         $29.76   $10.72         $27.77   $10.00         $27.82   $10.00           $26.43       $24.82
  End of period                31.94    11.51          29.76    10.72          27.77    10.00            27.82        26.43
Net Assets at end of
  period (000s)                5,782    1,091

Units outstanding at
  end of period (000s)           181       95            135       14            140      0.1              130          115

Total return1                   7.3%     7.4%           7.2%     7.2%          (0.2%)    0.0%***          5.3%          6.5%

Investment income ratio2        6.22%    6.22%

Expense ratio3                  0.90%    0.90%


                                                       GLOBAL GOVERNMENTS SUBACCOUNT++

                                   2001                    2000                    1999                  1998          1997
                             -----------------       -----------------       -----------------           ----          ----
Net asset value:              Type 1   Type 2         Type 1   Type 2         Type 1  Type 2**
  Beginning of period         $12.36   $10.39         $11.89   $10.00         $12.31   $10.00           $11.51       $11.74

  End of period                12.83    10.79          12.36    10.39          11.89    10.00            12.31        11.51

Net Assets at end of
  period (000s)                 639       13

Units outstanding at
  end of period (000s)           50        1             50        1             52      0.1                60           63

Total return1                   3.8%     3.8%           4.0%     3.9%          (3.4%)    0.0%***          6.9%         (2.0%)

Investment income ratio2        3.72%    3.72%

Expense ratio3                  0.90%    0.90%


                                                           HIGH INCOME SUBACCOUNT
                                   2001                    2000                    1999                 1998**        1997**
                             -----------------       -----------------       -----------------          ------        ------
Net asset value:              Type 1*  Type 2         Type 1*  Type 2         Type 1* Type 2**
  Beginning of period                  $9.56                  $10.03                  $10.00

  End of period                         9.66                    9.56                   10.03

Net Assets at end of
  period (000s)                          462

Units outstanding at
  end of period (000s)                    48                      11                     0.1

Total return1                            1.0%                   (4.7%)                   0.3%***

Investment income ratio2                 6.02%

Expense ratio3                           0.90%


                                                             BALANCED SUBACCOUNT
                                   2001                    2000                    1999                  1998          1997
                             -----------------       -----------------       -----------------           ----          ----
Net asset value:              Type 1   Type 2         Type 1   Type 2         Type 1  Type 2**
  Beginning of period         $50.80   $10.39         $49.35   $10.09         $43.49   $10.00           $38.69       $33.40

  End of period                48.80     9.98          50.80    10.39          49.35    10.09            43.49        38.69

Net Assets at end of
  period (000s)               71,695    4,456

Units outstanding at
  end of period (000s)         1,469      446          1,519      202          1,594        8            1,581        1,569

Total return1                  (3.9%)   (3.9%)          2.9%     3.0%          13.5%     0.9%***         12.4%         15.8%

Investment income ratio2        2.99%    2.99%

Expense ratio3                  0.90%    0.90%


                                                     GROWTH AND INCOME STOCK SUBACCOUNT
                                   2001                    2000                    1999                  1998          1997
                             -----------------       -----------------       -----------------           ----          ----
Net asset value:              Type 1   Type 2         Type 1   Type 2         Type 1  Type 2**

  Beginning of period         $81.96   $10.07         $82.04   $10.08         $70.17   $10.00           $60.02       $46.07

  End of period                72.53     8.91          81.96    10.07          82.04    10.08            70.17        60.02
Net Assets at end of
  period (000s)               87,752    5,657

Units outstanding at
  end of period (000s)         1,210      635          1,240      323          1,247        4            1,207        1,155

Total return1                 (11.5%)  (11.5%)         (0.1%)   (0.1%)         16.9%     0.8%***         16.9%         30.3%

Investment income ratio2        1.07%    1.07%

Expense ratio3                  0.90%    0.90%


                                                    CAPITAL APPRECIATION STOCK SUBACCOUNT
                                   2001                    2000                    1999                  1998          1997
                             -----------------       -----------------       -----------------           ----          ----
Net asset value:              Type 1   Type 2         Type 1   Type 2         Type 1  Type 2**
  Beginning of period         $32.70   $10.73         $31.64   $10.38         $25.49   $10.00           $21.27       $16.31

  End of period                29.45     9.66          32.70    10.73          31.64    10.38            25.49        21.27

Net Assets at end of
  period (000s)               42,957    4,401

Units outstanding at
  end of period (000s)         1,459      456          1,463      173          1,334        1            1,297        1,192

Total return1                  (9.9%)  (10.0%)          3.4%     3.4%          24.1%     3.8%***         19.9%         30.4%

Investment income ratio2        0.10%    0.10%

Expense ratio3                  0.90%    0.90%


                                                          MID-CAP STOCK SUBACCOUNT
                                   2001                    2000                    1999                 1998**        1997**
                             -----------------       -----------------       -----------------          ------        ------
Net asset value:              Type 1*  Type 2         Type 1*  Type 2         Type 1* Type 2**
  Beginning of period                 $12.76                  $10.39                  $10.00

  End of period                        14.05                   12.76                   10.39

Net Assets at end of
  period (000s)                        1,893

Units outstanding at
  end of period (000s)                   135                      56                     0.4

Total return1                           10.1%                   22.8%                    3.9%***

Investment income ratio2                 1.07%

Expense ratio3                           0.90%


                                                         EMERGING GROWTH SUBACCOUNT+

                                   2001                    2000                    1999                  1998          1997
                             -----------------       -----------------       -----------------           ----          ----
Net asset value:              Type 1   Type 2         Type 1   Type 2         Type 1  Type 2**

  Beginning of period         $22.67    $9.92         $28.46   $12.47         $16.24   $10.00           $12.21       $10.11

  End of period                14.94     6.54          22.67     9.92          28.46    12.47            16.24        12.21

Net Assets at end of
  period (000s)                9,938    1,654

Units outstanding at
  end of period (000s)           665      253            659      121            536      0.5              433          332

Total return1                 (34.1%)  (34.1%)%       (20.3%)  (20.4%)         75.2%    24.7%***         33.0%         20.8%

Investment income ratio2        0.00%    0.00%

Expense ratio3                  0.90%    0.90%


                                                       INTERNATIONAL STOCK SUBACCOUNT
                                   2001                    2000                    1999                  1998          1997
                             -----------------       -----------------       -----------------           ----          ----
Net asset value:              Type 1   Type 2         Type 1   Type 2         Type 1  Type 2**

  Beginning of period         $15.24    $9.22         $18.71   $11.33         $14.16   $10.00           $12.33       $12.07

  End of period                11.74     7.11          15.24     9.22          18.71    11.33            14.16        12.33

Net Assets at end of
  period (000s)                6,638      627

Units outstanding at
  end of period (000s)           565       88            573       52            447      0.5              411          361

Total return1                 (23.0%)  (22.9%)        (18.5%)  (18.6%)         32.1%    13.3%***         14.8%          2.2%

Investment income ratio2        1.98%    1.98%

Expense ratio3                  0.90%    0.90%

                                                        DEVELOPING MARKETS SUBACCOUNT
                                   2001                    2000                    1999                 1998**        1997**
                             -----------------       -----------------       -----------------          ------        ------
Net asset value:              Type 1*  Type 2         Type 1*  Type 2         Type 1* Type 2**

  Beginning of period                  $7.09                  $10.53                  $10.00

  End of period                         6.46                    7.09                   10.53

Net Assets at end of
  period (000s)                          103

Units outstanding at
  end of period (000s)                    16                      11                     0.1

Total return1                           (8.9%)                 (32.7%)                   5.3%***

Investment income ratio2                 0.85%

Expense ratio3                           0.90%

*This fund not available in this product type.

**The VULII product inception date was November 8, 1999, with all subaccounts starting with a $10.00 unit price.

***Not annualized.


+Note that effective May 1, 2002, the Emerging Growth Fund changed its name to the Multi-Cap Growth Stock Fund.

++Note that effective May 1, 2002, the Global Governments Subaccount changed its name to the Strategic Income Subaccount.


1These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

2These amounts represent dividend income, excluding capital gain distributions, received by the subaccount from the underlying mutual fund divided by the average net assets. These ratios exclude adverse mortality and expense charges that result in direct reductions in the unit values. The recognition of dividend income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

3These ratios represent the annualized contract expenses of the separate account, consisting of adverse mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Other charges made directly to contract owner accounts and expenses of the underlying fund are excluded.

                        CUNA MUTUAL LIFE VARIABLE ACCOUNT

                        Report of Independent Accountants


To the Board of Directors of CUNA Mutual Life Insurance Company and Contract Owners of CUNA Mutual Life Variable Account

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the CUNA Mutual Life Variable Account (comprising, respectively, the Money Market, Bond, Global Governments, High Income, Balanced, Growth and Income Stock, Capital Appreciation Stock, Mid-Cap Stock, Emerging Growth, International Stock and Developing Markets Subaccounts) as of December 31, 2001, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the CUNA Mutual Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of the number of shares owned at December 31, 2001 with Ultra Series Fund, T. Rowe Price International Series, Inc., MFS Variable Insurance Trust, Oppenheimer Variable Account Funds and Franklin Templeton Variable Insurance Products Trust, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
February 8, 2002

                           CUNA Mutual Life Insurance
                                     Company
                   Report on Audits of Financial Statements -
                                 Statutory Basis
              For the Years Ended December 31, 2001, 2000 and 1999

                        Report of Independent Accountants

The Board of Directors
CUNA Mutual Life Insurance Company:

We have audited the accompanying statutory statements of admitted assets, liabilities and surplus of CUNA Mutual Life Insurance Company (the "Company") as of December 31, 2001 and 2000, and the related statutory statements of operations, changes in surplus, and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division, which practices differ from accounting principles generally accepted in the United States of America. The effects on the 2000 and 1999 financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, are material, as described in Note 2. The effects of such variances on the 2001 financial statements, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2001 and 2000, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2001.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, on the basis of accounting described in Note 2.

Our audit was conducted for the purpose of forming an opinion on the basic statutory financial statements taken as a whole. The accompanying Schedule of Selected Financial Data, Summary Investment Schedule and Supplemental Investment Risks Interrogatories (collectively "Supplemental Schedules") as of December 31, 2001 and for the year then ended are presented for purposes of additional analysis and are not a required part of the basic statutory financial statements. The effects on the Supplemental Schedules of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. As a consequence, the Supplemental Schedules do not present fairly, in conformity with accounting principles generally accepted in the United States of America, such information of the Company as of December 31, 2001 and for the year then ended. The Supplemental Schedules have been subjected to the auditing procedures applied in the audit of the basic statutory financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic statutory financial statements taken as a whole.

As discussed in Note 2 to the financial statements, the Company adopted the accounting policies in the revised National Association of Insurance Commissioners Accounting Practices and Procedures Manual (effective January 1,
2001) as required by the Iowa Department of Commerce, Insurance Division. The effect of adoption is recorded as an adjustment to policyholders' surplus as of January 1, 2001.

PRICEWATERHOUSECOOPERS LLP
Milwaukee, Wisconsin
April 19, 2002

                       CUNA MUTUAL LIFE INSURANCE COMPANY
        Statutory Statements of Admitted Assets, Liabilities and Surplus
                           December 31, 2001 and 2000
                                 (000s omitted)

--------------------------------------------------------------------------------------------------------------------------
                     Admitted Assets                                       2001                         2000
--------------------------------------------------------------------------------------------------------------------------
Investments:
  Bonds and notes                                                       $  1,514,050                $ 1,412,213
  Unaffiliated stocks- Preferred                                                   -                          4
                        - Common                                              98,623                    133,123
  Investments in subsidiaries and affiliates                                  16,703                     14,562
  Mortgage loans on real estate                                              306,902                    340,825
  Real estate occupied by the Company - at cost, less
    accumulated depreciation (2001 - $11,435 ; 2000 - $11,044)                 5,344                      5,506
  Real estate held for the production of income - at cost, less
    accumulated depreciation (2001 -  $22,424; 2000 - $24,939)                45,994                     58,306
  Policy loans                                                               101,275                    103,054
  Other invested assets                                                       19,461                     19,780
  Receivable for securities                                                    3,164                      6,332
  Cash and short-term investments                                             38,329                     48,715
--------------------------------------------------------------------------------------------------------------------------

Total cash and investments                                                 2,149,845                  2,142,420

Premiums receivable                                                           20,148                     17,984
Accrued investment income                                                     24,779                     25,537
Electronic data processing equipment at cost, less
  accumulated depreciation (2001 - $6,554 ; 2000 - $5,792)                     1,703                      2,367
Receivable from affiliates                                                     9,640                     12,901
Federal income taxes (including deferred income taxes)                        13,942                          -
Other assets                                                                   6,599                      1,680
Assets held in separate accounts                                           3,159,695                  2,935,817
--------------------------------------------------------------------------------------------------------------------------

Total admitted assets                                             $        5,386,351             $    5,138,706
--------------------------------------------------------------------------------------------------------------------------

See accompanying notes to statutory financial statements.

                       CUNA MUTUAL LIFE INSURANCE COMPANY
  Statutory Statements of Admitted Assets, Liabilities and Surplus (continued)
                           December 31, 2000 and 1999
                                 (000s omitted)

--------------------------------------------------------------------------------------------------------------------------
                          Liabilities and Surplus                          2001                         2000
--------------------------------------------------------------------------------------------------------------------------
Liabilities:
  Policy reserves:
     Life insurance and annuity contracts                         $        1,625,718            $     1,613,466
     Accident and health contracts                                            17,413                     15,543
Liability for deposit-type contracts                                         252,911                    243,639
  Policy and contract claims                                                  17,135                     11,808
  Other policyholders' funds:
     Dividends payable to policyholders                                       26,730                     25,919
     Premiums received in advance                                                959                        687
  Payable to affiliates                                                       20,140                     17,305
  Amounts held for others                                                     21,215                     19,647
  Commissions, expenses, taxes, licenses and fees accrued                     24,852                     19,000
  Asset valuation reserve                                                     50,364                     64,506
  Loss contingency reserve for investments                                         -                      6,940
  Federal income taxes due and accrued                                        16,399                     16,392
  Note payable                                                                 1,291                      1,300
  Payable for securities                                                           -                      4,787
  Other liabilities                                                            4,791                        918
  Liabilities held in separate accounts                                    3,081,684                  2,857,907
--------------------------------------------------------------------------------------------------------------------------

Total liabilities                                                          5,161,602                  4,919,764
--------------------------------------------------------------------------------------------------------------------------

Surplus:
  Unassigned surplus                                                         224,749                    218,942
--------------------------------------------------------------------------------------------------------------------------

Total surplus                                                                224,749                    218,942
--------------------------------------------------------------------------------------------------------------------------

Total liabilities and surplus                                     $        5,386,351            $     5,138,706
--------------------------------------------------------------------------------------------------------------------------

See accompanying notes to statutory financial statements.

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                       Statutory Statements of Operations
                  Years Ended December 31, 2001, 2000 and 1999
                                 (000s omitted)

--------------------------------------------------------------------------------------------------------------------------
                                                                          2001           2000               1999
--------------------------------------------------------------------------------------------------------------------------
Income:
  Premiums and other considerations:
    Life and annuity contracts                                  $         730,687   $     789,859    $      769,932
    Accident and health contracts                                          37,061          27,553            21,892
    Supplementary contracts and dividend accumulations                      6,378          40,767            38,294
  Net investment income                                                   143,863         144,656           148,915
  Reinsurance commissions                                                  10,113           9,237             8,661
  Separate accounts income and fees                                        30,516          29,088            22,723
  Other income                                                              7,303           8,138             6,362
--------------------------------------------------------------------------------------------------------------------------

Total income                                                              965,921       1,049,298         1,016,779
--------------------------------------------------------------------------------------------------------------------------

Benefits and Expenses:
  Death and annuity benefits                                              183,351         228,442           224,978
  Surrender benefits                                                      265,345         250,527           207,924
  Interest on deposit-type contracts                                       15,989               -                 -
  Payments on supplementary contracts without life
    contingencies and dividend accumulations                                    -          44,756            41,862
  Other benefits to policyholders and beneficiaries                        22,463          20,722            20,494
  Increase (decrease) in policy reserves - life and annuity
    contracts and accident and health insurance                            14,087        (36,817)          (21,727)
  Increase in liabilities for supplementary contracts without life
    contingencies and policyholders' dividend accumulations                     -           4,536             6,271
  Other expenses                                                            (836)             939               902
  General insurance expenses                                               79,431          66,950            64,451
  Insurance taxes, licenses, fees and commissions                          58,361          64,754            59,186
  Net transfers to separate accounts                                      290,787         365,538           367,835
--------------------------------------------------------------------------------------------------------------------------

Total benefits and expenses                                               928,978       1,010,347           972,176
--------------------------------------------------------------------------------------------------------------------------

Income before dividends to policyholders, federal
     income taxes, and net realized capital gains (losses)                 36,943          38,951            44,603
Dividends to policyholders                                                 26,628          25,793            25,107
--------------------------------------------------------------------------------------------------------------------------

Income before federal income taxes and
     net realized capital gains (losses)                                   10,315          13,158            19,496
Federal income taxes                                                        3,071           6,762             7,802
--------------------------------------------------------------------------------------------------------------------------

Income before net realized capital gains (losses)                           7,244           6,396            11,694
Net realized capital gains (losses), net of federal income taxes of
     $3,202 in 2001, $(3,252) in 2000 and $4,273 in 1999 and
     interest maintenance reserve transfers of $3,470 in 2001,
     $(6,579) in 2000 and $(1,054) in 1999                                  1,670           (616)             7,099
--------------------------------------------------------------------------------------------------------------------------

Net income                                                      $           8,914   $       5,780    $       18,793
--------------------------------------------------------------------------------------------------------------------------

See accompanying notes to statutory financial statements.

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                   Statutory Statements of Changes in Surplus
                  Years Ended December 31, 2001, 2000 and 1999
                                 (000s omitted)

--------------------------------------------------------------------------------------------------------------------------
                                                                          2001           2000              1999
--------------------------------------------------------------------------------------------------------------------------
Balance at beginning of year                                           $  218,942     $   222,502       $   205,757
--------------------------------------------------------------------------------------------------------------------------

Additions (deductions):
  Net income                                                                8,914           5,780            18,793
  Change in unrealized gains (losses) on investments:
     Affiliated                                                             2,140           3,256             3,021
     Unaffiliated                                                        (15,165)         (3,927)             2,548
  Change in asset valuation reserve                                        14,142         (7,744)           (8,367)
  Change in net deferred income tax                                         (820)               -                 -
  Change in nonadmitted assets                                           (10,738)         (3,287)               749
  Change in surplus of separate accounts                                     (46)           9,397                76
  Change in separate account seed money                                         -         (9,891)              (77)
  Change in reserve due to change in valuation basis                          233               -                 -
  Change in loss contingency reserve for investments                            -         (1,140)                 -
  Cumulative effect of changes in accounting principles                     7,146           3,994                 -
  Other, net                                                                    1               2                 2
--------------------------------------------------------------------------------------------------------------------------

Net additions (deductions)                                                  5,807         (3,560)            16,745
--------------------------------------------------------------------------------------------------------------------------

Balance at end of year                                                 $  224,749   $     218,942    $      222,502
--------------------------------------------------------------------------------------------------------------------------

See accompanying notes to statutory financial statements.

                       CUNA MUTUAL LIFE INSURANCE COMPANY
                        Statutory Statements of Cash Flow
                  Years Ended December 31, 2001, 2000 and 1999
                                 (000s omitted)
--------------------------------------------------------------------------------------------------------------------------
                                                                         2001               2000             1999
--------------------------------------------------------------------------------------------------------------------------
Cash from operations:
  Premiums and other considerations:
    Life and annuity contracts                                  $         729,337   $     787,831    $      767,942
    Accident and health contracts                                          36,813          27,567            22,298
    Supplementary contracts and dividend accumulations                      6,378          40,767            38,294
  Net investment income received                                          148,788         146,819           154,266
  Reinsurance commissions                                                  10,113           9,237             8,661
  Separate accounts income and fees                                        28,595          28,847            22,712
  Other income                                                              8,429           7,991             5,282
--------------------------------------------------------------------------------------------------------------------------

Total provided from operations                                            968,453       1,049,059         1,019,455
--------------------------------------------------------------------------------------------------------------------------

  Life and accident and health claims paid                                 58,906          56,768            50,226
  Surrender benefits                                                      265,345         250,527           207,924
  Other benefits to policyholders paid                                    154,806         235,842           236,415
  Commissions, other expenses and taxes paid, excluding federal
   income taxes                                                           134,282         128,127           119,767
  Dividends paid to policyholders                                          25,818          25,116            24,380
  Federal income taxes paid                                                 6,266           3,000             1,194
  Net transfers to separate accounts                                       88,305         373,669           378,471
  Interest paid on defined benefit plans                                      917             924               902
  Other                                                                         -          10,000                77
--------------------------------------------------------------------------------------------------------------------------

Total used in operations                                                  934,645       1,083,973         1,019,356
--------------------------------------------------------------------------------------------------------------------------

Net cash provided from (used in) operations                                33,808        (34,914)                99
--------------------------------------------------------------------------------------------------------------------------

Cash from investments:
  Proceeds from investments sold, matured or repaid:
    Bonds and notes                                                       589,751         967,131           826,675
    Stocks                                                                 62,469          20,464            37,955
    Mortgage loans on real estate                                          32,971          36,355            29,034
    Real estate                                                             7,352             565             6,427
    Other invested assets                                                     278           1,138             1,091
    Net loss on cash and short-term investments                             (317)           (124)                 -
    Miscellaneous proceeds                                                      -           1,427                 -
--------------------------------------------------------------------------------------------------------------------------

Total investment proceeds                                                 692,504       1,026,956           901,182
--------------------------------------------------------------------------------------------------------------------------

Cost of investments acquired:
    Bonds and notes                                                       694,297         883,013           819,514
    Stocks                                                                 39,828          79,941            26,969
    Mortgage loans on real estate                                             600          56,498            48,571
    Investment real estate                                                  3,133           3,850             5,471
    Other cash used                                                         3,456           5,602             3,165
--------------------------------------------------------------------------------------------------------------------------

Total investments acquired                                                741,314       1,028,904           903,690
 Decrease (increase) in policy loans and premium notes                    (1,779)           1,223               262
--------------------------------------------------------------------------------------------------------------------------

Net cash used in investments                                             (47,031)         (3,171)           (2,770)
--------------------------------------------------------------------------------------------------------------------------

Cash from financing and miscellaneous sources:
     Other cash provided (applied), net                                     2,837           (718)            15,449
--------------------------------------------------------------------------------------------------------------------------

Net change in cash and short-term investments                            (10,386)        (38,803)            12,778
Cash and short-term investments at beginning of year                       48,715          87,518            74,740
--------------------------------------------------------------------------------------------------------------------------

Cash and short-term investments at end of year                  $          38,329   $      48,715    $       87,518
--------------------------------------------------------------------------------------------------------------------------

See accompanying notes to statutory financial statements.

CUNA MUTUAL LIFE INSURANCE COMPANY
Notes to Statutory Financial Statements
December 31, 2001 and 2000
--------------------------------------------------------------------------------

(1)      Nature of Business

          CUNA Mutual Life Insurance Company (the Company), a mutual life insurer domiciled in Iowa, offers a full range of ordinary life and health insurance and annuity products through face-to-face and direct response distribution systems. Most of its new business is generated from sales to credit union members. The Company owns 50% of MEMBERS Capital Advisors, Inc., a registered investment advisor, and 100% of CMIA Wisconsin, Inc., an insurance agency and holding company. CMIA Wisconsin, Inc. owns 100% of League Insurance Agency, Inc.

          The Company is authorized to sell insurance in the District of Columbia and all states except New York. No jurisdiction has a significant concentration of business.

  (2)    Basis of Presentation and Summary of Significant Accounting Policies

                  Basis of Presentation

         The accompanying statutory financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division (Insurance Department), which differ in some respects from accounting principles generally accepted in the United States of America (GAAP). The following summary identifies the significant differences from GAAP:

                  Acquisition costs such as commissions, premium taxes and other items are expensed in the year incurred, rather than deferred and amortized over the periods benefited;

                  Bonds and notes are generally recorded at amortized cost rather than fair value and are not classified as held to maturity securities, trading securities, or available for sale securities;

                  Investments in majority owned subsidiaries are not consolidated, and the equity in the earnings of subsidiaries and affiliates accounted for under the equity method is shown in the statement of changes in surplus as change in unrealized gains (losses) on investments;

                  Policy reserves are based on statutory mortality and interest requirements, without consideration for withdrawals, which may differ from reserves established for GAAP which are based on reasonably conservative estimates of mortality, interest, expense and withdrawals;

                  Derivative investment contracts hedging fixed income securities, if any, are carried on the statutory financial statements at their amortized cost versus at the estimated fair value of the contract;

                  Prior to 2001, deferred federal income taxes were not provided for unrealized gains or losses and the temporary differences between the statutory and tax basis of assets and liabilities; beginning in 2001, deferred taxes are provided but are subject to certain limitations;

                  "Nonadmitted assets" (principally, deferred income taxes in 2001, an airplane, prepaid expenses, furniture, equipment and certain receivables) are excluded from the statutory statements of admitted assets, liabilities and surplus through a direct charge to unassigned surplus;

                  The asset valuation reserve (AVR), a statutory reserve established for the purpose of stabilizing the surplus of the Company against fluctuations in the market value of assets, is recorded as a liability by a direct charge to unassigned surplus;

                  The interest maintenance reserve (IMR) defers recognition of interest-related gains and losses from the disposal of investment securities and amortizes them into income over the remaining lives of those securities versus immediate recognition of gains and losses;

                  Prior to 2001, reserves established for potential bond and mortgage loan defaults or real estate impairments were recorded as liabilities by direct charges to unassigned surplus;

                  Prior to 2001, pension cost was equal to the amount to be funded in accordance with accepted actuarial cost methods. Beginning in 2001, pension costs are recognized on an accrual basis excluding non-vested benefits. Non-vested postretirement benefits are also not recognized;

                  Dividends payable are established for amounts in excess of the amount earned on the balance sheet date;

                  Amounts due from reinsurers for their share of ceded reserves are netted against liabilities rather than shown as assets; and

                  Deposits, surrenders, and benefits on certain investment and universal life contracts are recorded as revenue and expense in the statutory statements of operations. Under GAAP, amounts collected are credited directly to policyholder account balances, and benefits and claims that are charged to expense include benefits incurred in the period that are in excess of related policyholder account balances.

         Reconciliations of net income and surplus between amounts presented herein and amounts stated in conformity with GAAP as of December 31, 2000 and 1999 are as follows (000s omitted):

         ====================================================== =================== ===================== ================

                                                                                            2000               1999
         ------------------------------------------------------ ------------------- --------------------- ----------------
                                                                                                              Revised
                              Net income
         Statutory net income                                                             $   5,781             $  18,793
         Adjustments:
              Federal income taxes                                                           (5,286)                  885
              Deferred policy acquisition costs                                              19,772                10,637
              Insurance reserves                                                             (3,473)               (7,733)
              Investments                                                                    (9,947)                  822
              Pension benefits                                                                   38                  (256)
              Other                                                                           6,538                 4,593
         ------------------------------------------------------ ------------------- --------------------- ----------------

         GAAP net income                                                                  $  13,423             $  27,741
         ====================================================== =================== ===================== ================

         ====================================================== =================== ===================== ================

                                                                                            2000               1999
         ------------------------------------------------------ ------------------- --------------------- ----------------
                                Surplus                                                                       Revised
                                -------

         Statutory surplus                                                                 $218,942              $222,502
         Adjustments:
              Federal income taxes                                                           (5,987)                9,840
              Deferred policy acquisition costs                                             216,917               210,737
              Insurance reserves                                                            (96,177)             (101,429)
              Investments                                                                    64,814                14,552
              Employee benefits                                                             (20,636)              (19,996)
              Dividends payable to policyholders                                             12,930                12,595
              Unearned revenues                                                             (45,621)              (51,013)
              Other                                                                          (8,181)                6,215
         ------------------------------------------------------ ------------------- --------------------- ----------------

         GAAP surplus                                                                      $337,001              $304,003
         ====================================================== =================== ===================== ================

         The effects of these variances on net income and surplus at December 31, 2001, although not determined as of this date, are presumed to be material.

                  Investments

         Investments are valued as prescribed by the National Association of Insurance Commissioners (NAIC).

o          Bonds and notes are generally stated at amortized cost.
           Prepayment assumptions for loan-backed bonds and structured securities were obtained from industry survey values or internal estimates. These assumptions are consistent with the current interest rate environment. The retrospective adjustment method is used to value all such securities.
o          Preferred stocks are stated at cost.
o The Company's investments in subsidiaries primarily supporting the Company's operations are stated at the Company's share of the underlying net equity of the investment, adjusted for assets which are nonadmitted for statutory accounting. The common stock of an affiliate that has significant ongoing operations, other than holding assets primarily for the benefit of the Company, is stated at its audited GAAP equity. Changes in carrying amounts are reported directly in unassigned surplus.
o Mortgage loans on real estate are carried at the aggregate unpaid principal balance.
o          Unaffiliated common stocks are stated at market value.
o Real estate acquired in satisfaction of debt and held for the production of income is carried at the lower of the carrying value of the outstanding mortgage loans or fair value of the acquired real estate at time of foreclosure, net of accumulated depreciation, less adjustments for other than temporary impairments, which are reflected as adjustments in the cost basis. Real estate occupied by the Company is carried at depreciated cost.
o Short-term investments are reported at amortized cost, which approximates market value.
o Investments in limited partnerships are included in other invested assets and are carried at their GAAP equity basis.
o          Policy loans are stated at their unpaid principal balances.

         Investment income is recognized as earned. Investment income includes amortization of premiums and accretion of discounts on an effective-yield basis. Prepayment penalties on mortgage loans are recorded as investment income. Mortgage loan origination fees are included in income in the period received. Realized gains and losses on the sale of investments are reported in income based upon the specific identification method. Charges for other than temporary declines in net realizable value are recognized in net realized capital gains and losses and the costs of the investments are reduced to their estimated fair values. Unrealized investment gains and losses are included in unassigned surplus, net of deferred income taxes.

                  Cash and Short-term Investments

         Cash and short-term investments includes cash on hand, deposits in financial institutions, and money market mutual funds, and certificates of deposit and short-term investments with original maturities of one year or less.

                  Provision for Depreciation

         The provision for depreciation of real estate is computed on a straight-line basis using estimated useful lives of the assets ranging from five to fifty years. The Company depreciates the cost of electronic data processing equipment and operating software on a straight-line basis over no more than three years.

                  Policy Reserves

         The Company uses the 1980 Commissioners' Standard Ordinary (C.S.O.) Mortality Table with interest rates of 3.5% to 5.5% for policies issued after 1987. For older policies, reserves were recorded using the 1958 C.S.O. table with interest rate assumptions ranging from 2.5% to 5.0%, the American Experience table with 2.5% to 4% interest, and the 1941 C.S.O. table with 2.5% interest. Approximately 14% of the life reserves are calculated on a net level reserve basis and 86% on a modified reserve basis. The effect of the use of a modified reserve basis is to partially offset the effect of immediately expensing acquisition costs by providing a policy reserve increase in the first policy year which is less than the reserve increase in renewal years. Fixed deferred annuity reserves are calculated using the Commissioners' Annuity Reserve Valuation Method (CARVM) during the contract accumulation period and the present value of future payments for contracts that have annuitized. Interest rate assumptions range from 2.5% to 10.0%.

                  Provision for Participating Policy Dividends

         The provision for participating policy dividends is based on the board of directors' determination and declaration of an equitable current dividend plus a provision for such dividend expected to be paid in the following year, rather than being provided for ratably over the premium-paying period in accordance with dividend scales contemplated at the time the policies were issued.

                  Revenue Recognition

         Term life and whole life insurance premiums are recognized as premium income when due. Annuity and other fund deposits are credited to revenue when received. Health insurance premiums are recognized as income on a monthly pro rata basis over the time period to which the premiums relate. Deposits received on certain annuity contracts are credited directly to a liability account in 2001. In 2000 and prior years such deposits were recorded as revenue with a corresponding offset to benefits.

                  Income Tax

         Effective January 1, 2001 the Company adopted the required methodology of Statement of Statutory Accounting Principles (SSAP) No. 10, Accounting for Income Taxes. SSAP No. 10 requires that deferred income taxes are recognized, subject to an admissibility test, representing the future tax consequences attributable to differences between the financial statement carrying amount of existing assets and liabilities and their respective tax bases. The expected tax effects are computed at the current federal tax rates.

         Deferred income taxes are not provided for in the 2000 financial statements.

                  Statutory Valuation Reserves

         The IMR is maintained as prescribed by the NAIC for the purpose of stabilizing the surplus of the Company against gains and losses on sales of fixed income investments that are primarily attributable to changing interest rates. The interest-related gains and losses are deferred and amortized into income over the remaining lives of the securities sold. The AVR provides a reserve for fluctuations in the values of invested assets. Changes in the AVR are charged or credited directly to unassigned surplus.

                  Retiree Benefit Plans

         The Company sponsors defined benefit pension plans for its employees. For 2000, the Company recorded pension expense equal to the amount funded. For 2001, pension expense is recognized on an accrual basis excluding non-vested benefits.

         The Company provides medical and life insurance benefits for its retirees. Retirees become eligible to participate in the medical and life coverage based upon age and years of service and pay a portion of the medical coverage premium. Periodic net pension expense is based on the cost of incremental benefits for employee service during the period, interest on the projected benefit obligation, actual return on plan assets and amortization of actuarial gains and losses and the transition asset. Costs related to non-vested pension benefits are not recorded and prepaid expenses must be treated as nonadmitted;

                  Derivative Financial Instruments

         The Company enters into derivative contracts, such as interest rate swaps and caps and stock index futures to reduce interest rate exposure for long-term assets, to exchange fixed rates for floating interest rates, and to increase or decrease exposure to selected segments of the bond and stock markets. Hedges of fixed maturity securities, if any, are stated at their amortized cost and hedges of equity securities are stated at market value.

         Net interest receivable or payable on those contracts that hedge risks associated with interest rate fluctuations are recognized in the period incurred as an adjustment to investment income. Realized capital gains and losses on equity swaps are recognized in the period incurred as an adjustment to net realized capital gains and losses. Unrealized capital gains and losses on equity swaps are charged or credited to surplus.

         Interest rate cap agreements entitle the Company to receive from the counter-parties the amounts, if any, by which the selected market interest rates exceed the strike rates stated in the agreements. The amount paid to purchase the interest rate caps is included in other invested assets and amortized over the term of the agreements as an adjustment to investment income.

                  Reinsurance

         Reinsurance premiums, commission expense reimbursements, and reserves related to reinsured business ceded are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums and benefits ceded to other companies have been reported as reductions of premium income and benefits in the accompanying statements of operations.

                  Separate Accounts

         The Company issues variable annuities, variable life insurance policies, and certain other insurance contracts, the assets and liabilities of which are legally segregated and reflected in the accompanying statutory statements of admitted assets, liabilities and surplus as assets and liabilities of the separate accounts. The assets of the separate accounts are stated at fair value, with the exception of assets supporting certain funding agreements, which are held at amortized cost. Separate account liabilities are accounted for in a manner similar to other policy reserves.

         Separate account premium deposits, benefit expenses and contract fee income for investment management and policy administration are reflected by the Company in the accompanying statutory statements of operations. Investment income and realized and unrealized capital gains and losses of the separate account assets, except for the portion related to the Company's ownership of the separate accounts, accrue directly to the contractholders and, therefore, are not included in the Company's statutory statements of operations. Appreciation or depreciation of the Company's interest in the separate accounts, including undistributed net investment income, is reflected in policyholders' surplus.

         Substantially all the separate account assets other than those supporting funding agreements are invested in unit investment trusts that are registered with the Securities and Exchange Commission.

                  Risks and Uncertainties

         In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the statutory financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investment valuations and policy and claim reserves are most affected by the use of estimates and assumptions.

                  Change in Accounting Principle

         The Company changed its method for calculating policy reserves for certain variable annuity contracts effective January 1, 2000. An assumption related to the CARVM reserve annuitization benefit stream was adjusted to more accurately reflect options available to annuity holders under the variable annuity contract. The $3,994,000 cumulative effect of the change on January 1, 2000 has been reflected as an increase to policyholders' surplus. The effect of the change on 2000 net income was approximately $8,131,000.

                  Statutory Accounting Practices

         The NAIC developed a codification of Statements of Statutory Accounting Principles (SSAPs) which was adopted by the Insurance Department and made effective January 1, 2001. Accounting changes adopted to conform to the SSAPs have been reported as a cumulative effect adjustment to policyholders' surplus on the effective date. The cumulative effect is the difference between the amount of surplus at the beginning of the year and the amount of surplus that would have been reported at that date if the new accounting principles had been applied retroactively to all prior periods. The change in accounting principle resulted in an increase to unassigned surplus of $7,146,000. The most significant adjustments included net deferred tax assets of $14,000,000, increased liabilities for pensions and other employee benefits of $2,398,000, nonadmitted receivables of approximately $2,981,000 and various investment adjustments decreasing surplus by $995,000.

         Prescribed statutory accounting practices include the NAIC SSAPs, as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed when such practices are approved by the insurance department of the insurer's state of domicile. In general, Iowa's insurance regulations prescribe that assets held in separate accounts must be reflected at fair value. During 2001, the Company received written approval from the Insurance Department to record fixed maturity securities which support certain funding agreements at their amortized cost in the separate accounts. Policyholders' surplus is $734,000 lower as of December 31, 2001 as a result of this permitted practice.

                  Reclassifications

         Certain amounts in the 2000 statutory financial statements have been reclassified to conform with the 2001 presentation.

    (3)  Investments

                  Bonds and Notes

         The statement value, which principally represents amortized cost, gross unrealized gains and losses, and the estimated fair value of investments in bonds and notes as of December 31, 2001 and 2000, are as follows (000s omitted):

         ============================================ =============== =============================== ===============

                                                        Statement            Gross Unrealized           Estimated
                      December 31, 2001                   Value           Gains           Losses        Fair Value
         -------------------------------------------- --------------- --------------- --------------- ---------------
         U.S. government                                  $  144,220      $   2,214      $  (3,067)      $   143,367
         All other governments                               117,655            622         (2,676)          115,601
         States, territories and
            Possessions                                       20,294            703              -            20,997
         Special revenue and special
            assessment obligations                           133,548          2,842         (1,068)          135,322
         Public utilities                                    108,075          4,587           (198)          112,464
         Industrial and miscellaneous                        990,258         34,758        (10,080)        1,014,936
         -------------------------------------------- --------------- --------------- --------------- ---------------

         Total bonds and notes                            $1,514,050        $45,726       $(17,089)       $1,542,687
         ============================================ =============== =============== =============== ===============

         ============================================ =============== =============================== ===============

                                                        Statement            Gross Unrealized           Estimated
                      December 31, 2000                   Value           Gains           Losses        Fair Value
         -------------------------------------------- --------------- --------------- --------------- ---------------

         U.S. government                                 $    68,495       $  1,353    $       ( 3)     $     69,845
         All other governments                               100,351          1,208              -           101,559
         States, territories and
            Possessions                                       14,945            587              -            15,532
         Special revenue and special
            assessment obligations                           145,666          1,890           (413)          147,143
         Public utilities                                    121,632          2,548         (1,135)          123,045
         Industrial and miscellaneous                        961,124         21,998        (19,959)          963,163
         -------------------------------------------- --------------- --------------- --------------- ---------------

         Total bonds and notes                            $1,412,213        $29,584       $(21,510)       $1,420,287
         ============================================ =============== =============== =============== ===============

         The statement value and estimated fair value of bonds and notes as of December 31, 2001, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Because most mortgage-backed and other structured securities provide for periodic payments throughout their lives, they are listed below in a separate category.

         ============================================================== ====================== ======================

                                                                              Statement              Estimated
         (000s omitted)                                                         Value               Fair Value
         -------------------------------------------------------------- ---------------------- ----------------------
         Due in one year or less                                               $   115,003            $   116,600
         Due after one year through five years                                     495,407                510,269
         Due after five years through ten years                                    218,830                221,510
         Due after ten years                                                        45,628                 45,744
         -------------------------------------------------------------- ---------------------- ----------------------
         Subtotal                                                                  874,868                894,123
         Mortgage-backed and other structured securities                           639,182                648,564
         -------------------------------------------------------------- ---------------------- ----------------------

         Total bonds and notes                                                 $ 1,514,050            $ 1,542,687
         ============================================================== ====================== ======================

         Proceeds from sales of bonds and notes were approximately $389,728,000, $803,896,000, and $574,495,000 during 2001, 2000 and 1999, respectively. Gross gains of approximately $10,701,000, $3,414,000, and $4,163,000 and gross losses of approximately $9,370,000, $16,927,000, and $6,240,000 were realized on those sales in 2001, 2000 and 1999, respectively.

                  Preferred and Common Stocks

         The cost, gross unrealized gains and losses, and estimated fair value on unaffiliated stocks are as follows (000s omitted):

         ============================================ =============== =============================== ===============

                                                                             Gross Unrealized           Estimated
                      December 31, 2001                    Cost           Gains           Losses        Fair Value
         -------------------------------------------- --------------- --------------- --------------- ---------------
         Common stock                                       $103,516        $10,507       $(15,400)          $98,623
         ============================================ =============== =============================== ===============

                                                                             Gross Unrealized           Estimated
                      December 31, 2000                    Cost           Gains           Losses        Fair Value
         -------------------------------------------- --------------- --------------- --------------- ---------------

         Common stock                                       $114,733        $23,349        $(4,959)         $133,123
         Preferred stock                                           4         -               -                     4
         ============================================ =============== =============== =============== ===============

         Proceeds from sales of common and preferred stock were approximately $44,912,000, $20,464,000 and $37,955,000 during 2001, 2000 and 1999 respectively. Gross gains of approximately $14,311,000, $6,257,000, and $11,792,000 and gross losses of approximately $2,145,000, $1,497,000, and $920,000 were realized on those sales in 2001, 2000, and 1999 respectively.

                  Mortgage Loans on Real Estate

         The Company's mortgage portfolio consists mainly of commercial mortgage loans. The Company limits its concentrations of credit risk by diversifying its mortgage loan portfolio so that loans made in any one major market are not greater than 15% of the aggregate mortgage loan portfolio balance and loans of no more than 2% of the aggregate mortgage loan balance are made to any one borrower. As of December 31, 2001 the state of California had the largest percent of the aggregate mortgage loan portfolio balance with 16%.

         A loss contingency reserve of approximately $1,552,000 was provided for mortgage loans on real estate as of December 31, 2000. Upon adopting of the SSAPs in 2001 as described in Note 2, the Company eliminated the prior year reserve balance. The carrying value of the impaired mortgage loan was reduced by $1,552,000 to its expected realizable value. The Company has no other impaired loans.

                  Assets Designated

         Iowa law requires that assets equal to a life insurer's legal reserve must be on deposit with the Insurance Department. The legal reserve is equal to the net present value of all outstanding policies and contracts involving life contingencies. The statement value of assets designated pursuant to Iowa law and other states for regulatory authorities and held on deposit accordingly as of December 31 are as follows (000s omitted):

         ============================================================== ====================== ======================

                                                                                2001                   2000
         -------------------------------------------------------------- ---------------------- ----------------------
         Bonds and notes and short-term investments                             $1,420,384             $1,349,726
         Mortgage loans on real estate                                             306,902                340,825
         Policy loans                                                              101,275                103,054
         -------------------------------------------------------------- ---------------------- ----------------------

         Total assets designated                                                $1,828,561             $1,793,605
         ============================================================== ====================== ======================

                  Net Investment Income

         Sources of net investment income for the years ended December 31 are as follows (000s omitted):

         ================================================ =================== =================== ===================

                                                                 2001                2000                1999
         ------------------------------------------------ ------------------- ------------------- -------------------
         Bonds and notes                                        $104,935            $111,770            $112,788
         Stocks                                                    1,671               1,325               1,431
         Mortgage loans on real estate                            27,716              27,994              27,133
         Real estate                                              10,414               9,785               9,486
         Policy loans                                              6,783               6,905               6,609
         Other invested assets                                      (169)              2,174               2,060
         Cash and short-term investments                           2,099               4,293               4,700
         Derivative financial instruments                          2,845              (6,566)             (3,190)
         Other                                                       203                (254)                232
         ------------------------------------------------ ------------------- ------------------- -------------------
              Gross investment income                            156,497             157,426             161,249
         Less investment expenses                                 12,634              12,770              12,334
         ------------------------------------------------ ------------------- ------------------- -------------------

         Net investment income                                  $143,863            $144,656            $148,915
         ================================================ =================== =================== ===================

         Investment expenses include salaries, brokerage fees, securities custodial fees, and real estate expenses.

                  Self-occupancy Rent

         Under statutory accounting practices, the Company is required to include in investment income and general insurance expense an amount representing rental income for occupancy of its own buildings. Investment income includes self-occupancy rental income of approximately $722,000, $616,000, and $1,077,000 in 2001, 2000 and
         1999, respectively.

                  Realized Capital Gains and Losses

         Net realized capital gains and losses for the years ended December 31 are summarized as follows (000s omitted):


         ====================================================== ================= ================= =================

         ------------------------------------------------------ ----------------- ----------------- -----------------
         Bonds and notes                                             $   (244)         $(13,253)          $(1,730)
         Stocks                                                        11,420             4,760            10,872
         Mortgage loans on real estate                                      -               317                 5
         Real estate                                                      589               154             1,172
         Derivative financial instruments                              (3,421)           (2,425)           -
         ------------------------------------------------------ ----------------- ----------------- -----------------
                                                                        8,344           (10,447)           10,319
         Less:
            Capital gains tax                                           3,202            (3,252)            4,273
            Transfer to interest maintenance
               reserve                                                  3,472            (6,579)           (1,053)
         ------------------------------------------------------ ----------------- ----------------- -----------------

         Net realized capital gains (losses)                          $ 1,670          $   (616)         $  7,099
         ====================================================== ================= ================= =================


                  Net Unrealized Investment Gains (Losses)


         The components of the change in net unrealized investment gains (losses) included in unassigned surplus as of December 31 are shown in the table below (000s omitted). This includes unrealized foreign exchange gains (losses). Deferred taxes on unrealized gains (losses) are provided beginning in 2001 after adoption of the SSAPs.


         ================================================================= =================== =====================

                                                                                  2001                 2000
         ----------------------------------------------------------------- ------------------- ---------------------
         Bonds and notes                                                         $   (3,764)       $    (2,094)
         Common stocks of affiliates                                                  2,140              3,257
         Commons stocks unaffilated                                                 (23,282)            (1,931)
         Other                                                                        3,366                 97
         Deferred income taxes                                                        8,515                  -
         ----------------------------------------------------------------- ------------------- ---------------------

         Net unrealized investment losses                                        $  (13,025)         $    (671)
         ================================================================= =================== =====================

                  Derivative Financial Instruments

         Consistent with its asset allocation strategy, the Company utilizes derivative financial instruments to help maximize risk-adjusted investment returns, to reduce interest rate risks of long-term assets, to control exposure to various credit and market risks, and to manage exposure to various equity and fixed income market sectors. Financial instruments used for such purposes include stock and bond index futures, foreign currency futures, interest rate swaps, total return swaps, and options.


         Futures contracts are a commitment to purchase or deliver securities in the future at a predetermined price or yield, and are usually settled in cash. At various times during the year, consistent with its asset allocation strategy, the Company has taken short positions on stock and bond index futures. To manage portfolio duration and fixed income exposure the Company has taken short positions on Municipal Bond and Treasury Note Index futures. The Company also has taken short positions on S&P 500 Index futures to reduce exposure to domestic equities. To manage interest rate exposure in the Separate Accounts, the Company periodically invests in long interest rate futures positions to hedge the gap between receipt of deposits and investment of the funds. Also consistent with its overall risk strategy, the Company utilized short positions in foreign currency futures to manage the fair value foreign currency risk exposure to securities investments denominated in foreign currencies.

         The Company uses interest rate swaps to reduce market risks from changes in interest rates and to properly align the risk characteristics of assets and liabilities. Under interest rate swaps the Company agrees with other parties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The swap contracts are entered into pursuant to master agreements that normally provide for a single net payment to be made by one counter-party at each due date.

         The Company uses total return swaps to gain exposure to various market sectors. Under total return swaps the Company agrees with other parties to exchange, at specified intervals, the difference between the total return on an index or basket of securities and floating-rate interest amounts calculated by reference to an agreed notional principal amount. In 2000, consistent with its asset allocation strategy, the Company entered into a one-year foreign equity swap to gain exposure to equities in certain foreign countries. The foreign equity swap agreement terminated in February of 2001. In 2000, the Company entered into a corporate bond index swap to gain additional exposure to high quality fixed income securities. The corporate bond index swap agreement terminated in November 2001. Also consistent with its asset allocation strategy, the Company entered into a commercial mortgage backed securities swap in 2001. Generally, no cash is exchanged at the outset of the swap contract and no principal payments are made by either party. A single net payment is usually made by one of the counter-parties at each due date.

         Options are contracts that grant the purchaser, for a premium payment, the right to receive an amount of money based on a specified formula within a specified period of time. The Company began issuing market index certificates in 2000. In return for the premium received, the Company agrees to pay the participant a percentage of the market price increase of the S&P 500 Index above an agreed upon strike price at the end of a specified term. The Company mitigates risk from these agreements by purchasing over-the-counter call options with identical terms.

         The Company is exposed to credit losses in the event of nonperformance by the counter-parties to its' swap and option agreements. The Company monitors the credit standing of the counter-parties and anticipates that the counter-parties will be able to fully satisfy their obligations under the contracts given their high credit ratings. The futures contracts are traded on an exchange and have little or no counter-party risk.

        =============================================== ================= ================ =============== ===============

                      December 31, 2001                                                          Current Market or
                                                                                                     Fair Value
                        (000s omitted)                      Carrying         Notional
                                                             Value            Amount           Assets        Liabilities
        ----------------------------------------------- ----------------- ---------------- ---------------- --------------
        Interest rate and total return swaps            $         -       $   25,000        $        -       $    254
        Financial futures                                         271         43,229                363            92
        Purchased option contracts                               3,046        12,514              1,469             -
        Written option contracts                                (3,305)      (12,514)                -          1,567
        ----------------------------------------------- ----------------- ---------------- ---------------- --------------

        Total derivative financial  instruments         $            12   $   68,229       $      1,832      $  1,913
        =============================================== ================= ================ ================ ==============

        =============================================== ================= ================ =============== ===============

                      December 31, 2000                                                          Current Market or
                                                                                                     Fair Value
                        (000s omitted)                      Carrying         Notional
                                                             Value            Amount           Assets        Liabilities
        ----------------------------------------------- ----------------- ---------------- ---------------- --------------
        Interest rate and total return swaps            $         -       $    85,000        $   679          $   915
        Financial futures                                         406         104,445          1,570            1,164
        Purchased option contracts                                401           1,596            376               -
        Written option contracts                                 (438)         (1,596)             -              453
        ----------------------------------------------- ----------------- ---------------- ---------------- --------------

        Total derivative financial instruments          $         369      $  189,445         $2,625           $2,532
        =============================================== ================= ================ ================ ==============

                  Real Estate

         A summary of real estate held as of December 31 is as follows (000s omitted):

         ================================================================== ==================== ====================
                                                                                   2001                 2000
         ------------------------------------------------------------------ -------------------- --------------------
         Cost:
            Real estate held for the production of income                             $68,418              $83,246
            Real estate occupied by the Company                                        16,779               16,549
         ------------------------------------------------------------------ -------------------- --------------------
                                                                                       85,197               99,795
         Less accumulated depreciation                                                 33,859               35,983
         ------------------------------------------------------------------ -------------------- --------------------

         Total real estate                                                            $51,338              $63,812
         ================================================================== ==================== ====================

         Real estate is being depreciated using the straight-line basis over the useful lives of the assets. A loss contingency reserve of approximately $5,086,000 at December 31, 2000, was provided for potential impairments of investment real estate. As a result of the adoption of the SSAPs, the reserve was recorded as an impairment in 2001.

                  Investments in Subsidiaries and Affiliates

         Equity security investments on December 31, 2001 and 2000, include the Company's wholly owned subsidiary, CMIA Wisconsin, Inc. (CMIA) and 50% ownership of MEMBERS Capital Advisors, Inc. (MCA), a registered investment advisor.

         In 2000, the Company contributed $5,500,000 of capital to CMIA which acquired League Insurance Agency Inc., for $5,500,000, including goodwill of $4,637,000. The acquisition was accounted for as a statutory purchase. The carrying value of CMIA includes unamortized goodwill of $4,019,000 and $4,482,000 as of December 31, 2001 and 2000,
         respectively. CMIA recognized amortization expense of $463,000 in 2001 and $155,000 in 2000.

(4)      Income Tax

         The Company files a consolidated life-nonlife federal income tax return with its 100% owned subsidiaries (referenced in Note 1). The Company has entered into a tax sharing agreement with its subsidiaries under Reg. Section 1.1552-1(1) and 1.1502-33(d)(3). The agreement provides that the allocation of tax expense between the Company and its subsidiaries is based on a ratio of each Company's federal income tax as if it were filing a separate return, to the total federal income tax as calculated on the consolidated federal income tax return. Income tax credits are allocated to companies within the consolidated tax group based on the tax benefit which the consolidated tax group receives from each company.

         Income tax expense attributable to income from operations and capital gain is as follows (000s omitted):

         =============================================================== ============== == ============== == ==============

                                                                             2001              2000              1999
         --------------------------------------------------------------- -------------- -- -------------- -- --------------
         Federal income tax expense on operations                              $3,071        $  6,762          $  7,802
         Federal income tax expense (benefit) on capital
            gains (losses)                                                     (3,253)          4,273             3,202
         --------------------------------------------------------------- -------------- -- -------------- -- --------------

         Federal income tax expense                                            $6,273         $ 3,509           $12,075
         =============================================================== ============== == ============== == ==============


         The 2001 change in net deferred income tax is comprised of the following (000s omitted):

         ======================================================= =================== == ================= == ===============

                                                                      Dec. 31, 2001         Jan. 1, 2001        Change
         ------------------------------------------------------- ------------------- -- ----------------- -- --------------
         Total deferred tax assets                                     $ 53,468              $50,934            $ 2,534
         Total deferred tax liabilities                                 (20,273)             (25,434)             5,161
         ------------------------------------------------------- ------------------- -- ----------------- -- ---------------
         Net deferred tax asset                                        $ 33,195              $25,500              7,695
         ======================================================= =================== == ================= == ===============
         Tax effect of unrealized losses                                                                         (8,515)
         ------------------------------------------------------- ------------------- -- ----------------- -- ---------------

         Change in net deferred income tax                                                                     $   (820)
         ======================================================= =================== == ================= == ===============

         In 2001, the total statutory provision for income tax expense differs from the amount computed by applying the U. S. federal corporate income tax rate of 35% to income before federal income taxes, plus gross realized capital gains (losses) due to the items listed in the following reconciliation (000s omitted):

         ================================================================================== ==========================

                                                                                                  2001
         ---------------------------------------------------------------------------------- --------------------------
         Tax expense computed at federal corporate rate                                          $6,530
         Meals and entertainment                                                                    100
         Tax exempt investment income                                                            (1,185)
         Mutual life insurance company differential earnings tax                                  1,800
         Income tax benefit related to prior year                                                (3,149)
         Other                                                                                    2,997
         ---------------------------------------------------------------------------------- --------------------------

         Total statutory income taxes                                                            $7,093
         ================================================================================== ==========================

         Federal income tax expense                                                              $6,273
         Change in net deferred income taxes                                                        820
         ---------------------------------------------------------------------------------- --------------------------

         Total statutory income taxes                                                            $7,093
         ================================================================================== ==========================

         In 2000 and 1999, income tax expense attributable to operations differs from the amount computed by applying the U.S. federal corporate income tax rate of 35% to income before federal income taxes and net realized capital gains (losses) due to the items listed in the following reconciliation (000s omitted):

         ============================================================================ ============= ===============

                                                                                          2000           1999
         ---------------------------------------------------------------------------- ------------- ---------------
         Tax expense computed at federal corporate rate                                 $ 4,605         $ 6,824
         Tax exempt investment income                                                    (2,210)         (2,959)
         Mutual life insurance company differential earnings tax                          3,540           3,276
         Deferred policy acquisition costs                                                  884             870
         Book and tax reserve change                                                       (721)           (527)
         Income tax benefit related to prior year                                          (763)           (979)
         Other                                                                            1,427           1,297
         ---------------------------------------------------------------------------- ------------- ---------------

         Federal income tax expense on operations                                       $ 6,762         $ 7,802
         ============================================================================ ============= ===============


         The tax effects of temporary differences that give rise to the significant portions of the deferred tax assets and liabilities are as follows (000s omitted):

         ===================================================================== ==================== == ==================

                                                                                    Dec. 31,                Jan. 1,
                                                                                      2001                   2001
         --------------------------------------------------------------------- -------------------- -- ------------------
         Deferred tax assets:

         Deferred acquisition costs                                                    $ 13,987               $ 13,178
         Reserves                                                                        23,003                 22,886
         Deferred compensation                                                            6,383                  6,302
         Investments                                                                      5,757                  5,563
         Other                                                                            4,338                  3,005
         --------------------------------------------------------------------- -------------------- -- ------------------
              Total deferred tax assets                                                  53,468                 50,934
         Nonadmitted deferred tax assets                                                (19,253)               (11,500)
         --------------------------------------------------------------------- -------------------- -- ------------------
              Admitted deferred tax asset                                                34,215                 39,434
         --------------------------------------------------------------------- -------------------- -- ------------------

         ===================================================================== ==================== == ==================

                                                                                    Dec. 31,                Jan. 1,
                                                                                      2001                   2001
         --------------------------------------------------------------------- -------------------- -- ------------------
         Deferred tax liabilities:

         Reserves                                                                        (4,454)                 (4,412)
         Investments                                                                     (5,511)                 (5,239)
         Uncollected premium                                                             (6,758)                 (6,112)
         Other                                                                             (965)                   (155)
         Unrealized gains                                                                (2,585)                 (9,516)
         --------------------------------------------------------------------- -------------------- -- ------------------
              Total deferred tax liabilities                                           (20,273)                 (25,434)
         --------------------------------------------------------------------- -------------------- -- ------------------

         Net admitted deferred tax asset                                               $ 13,942                $ 14,000
         ===================================================================== ==================== == ==================

         There are no known deferred tax liabilities not recognized.

         Income taxes incurred that are available for recoupment in the event of future losses are $6,273,000 and $2,582,000 in 2001 and 2000, respectively.

 (5)     Reinsurance

         In the ordinary course of doing business, the Company enters into reinsurance agreements for the purpose of limiting its exposure to loss on any one single insured or to diversify its risk and limit its overall financial exposure. The Company remains contingently liable in the event that a reinsurer is unable to meet the obligations assumed under the reinsurance agreements.

         The effects of reinsurance on premium income and on claims and benefit expenses incurred are as follows (000s omitted):

         ====================================================== ================= ================= =================

                                                                      2001              2000              1999
         ------------------------------------------------------ ----------------- ----------------- -----------------
         Premium income:
            Direct                                                   $723,524          $780,251          $760,553
            Assumed from affiliates                                    80,293            67,405            56,846
            Ceded to affiliates                                       (29,288)          (24,368)          (20,875)
            Ceded to nonaffiliates                                     (6,781)           (5,876)           (4,700)
         ------------------------------------------------------ ----------------- ----------------- -----------------

         Premium income, net of reinsurance                          $767,748          $817,412          $791,824
         ====================================================== ================= ================= =================

         ====================================================== ================= ================= =================

                                                                      2001              2000              1999
         ------------------------------------------------------ ----------------- ----------------- -----------------
         Benefit and surrender expenses:
            Direct                                                   $502,800          $576,117          $521,283
            Assumed from affiliates                                    25,524            21,508            17,977
            Ceded to affiliates                                       (54,610)          (65,585)          (57,884)
            Ceded to nonaffiliates                                     (2,555)           (1,498)             (677)
         ------------------------------------------------------ ----------------- ----------------- -----------------

         Benefit and surrender expenses, net of reinsurance          $471,159          $530,542          $480,699
         ====================================================== ================= ================= =================

         Policy reserves and claim liabilities are net of reinsurance balances of $437,845,000 and $438,286,000 at December 31, 2001 and 2000,
         respectively.

(6)      Liability for Claim Reserves

         Activity in the liability for accident and health claim reserves, which is included in the liabilities for policy reserves and policy and contract claims in the accompanying statutory statements of admitted assets, liabilities and surplus, is summarized as follows (000s omitted):

         ================================================================== ==================== ====================

                                                                                   2001                 2000
         ------------------------------------------------------------------ -------------------- --------------------
         Balance as of January 1, net of reinsurance recoverables of
             $1,098 and $1,018                                                          $9,588               $8,735
         ------------------------------------------------------------------ -------------------- --------------------
         Incurred related to:
                  Current year                                                          11,949               11,166
                  Prior year                                                            (2,065)              (2,534)
         ------------------------------------------------------------------ -------------------- --------------------
                  Total incurred                                                         9,884                8,632
         ------------------------------------------------------------------ -------------------- --------------------

         Paid related to:
                  Current year                                                           4,091                4,902
                  Prior years                                                            3,387                2,877
         ------------------------------------------------------------------ -------------------- --------------------
                  Total paid                                                             7,478                7,779
         ------------------------------------------------------------------ -------------------- --------------------

         Balance as of December 31, net of reinsurance recoverables of
             $1,210 and $1,098                                                         $11,994               $9,588
         ================================================================== ==================== ====================

         The liability for accident and health claim reserves for prior years decreased by approximately $2,065,000 in 2001 and $2,534,000 in 2000 due to experience improvements as determined by the actuarial analyses of claim reserves.

(7)      Related Party Transactions

         The Company and CUNA Mutual Insurance Society (CMIS), entered into an agreement of permanent affiliation (the Agreement) effective beginning in 1990. The terms of the Agreement include a provision for reinsurance of each company's individual life and health business; joint development of business plans and distribution systems for the sale of individual insurance and financial service products within the credit union market; and a provision for the sharing of certain resources and facilities. Because of the affiliation, certain expenses of the Company are paid by CMIS and vice versa. These expenditures are periodically reimbursed.

         CMLIC allocated expenses of approximately $58,397,000 in 2001, $43,564,000 in 2000, and $31,048,000 in 1999 to CMIS and its
         affiliates. CMIS and its affiliates allocated expenses to the Company of approximately $80,309,000 in 2001, $61,000,000 in 2000, and
         $41,864,000 in 1999.

         The Company allocates expenses to its subsidiaries and affiliates. These expenses, such as salaries, rents, depreciation, and other operating expenses, represent the subsidiaries' share of expenses and are allocated based on specific identification or, if indeterminable, generally on the basis of usage or benefit derived. These transactions give rise to intercompany account balances, which are settled monthly.

         The Company has a note receivable due from CUNA Mutual Investment Corporation (CMIC), a wholly owned subsidiary of CMIS. The statement value of the note was $1,082,000 and $2,100,000 at 2001 and 2000, respectively, and is included in other invested assets. The Company recognized interest income of $(347,000) in 2001, $(186,000) in 2000, and $33,000 in 1999 relating to this note.

         The Company is party to an agreement with MCA for investment advisory services. MCA provides an investment program which complies with policies, directives and guidelines established by the Company. For these services, the Company paid fees to MCA totaling approximately $1,757,000, $2,702,000, and $2,350,000 for 2001, 2000 and 1999,
         respectively.

 (8)     Annuity Reserves and Deposit Liabilities

         The withdrawal characteristics of the Company's annuity contracts and deposit liabilities as of December 31 are as follows (000s omitted):

         ================================================================== ==================== ====================

                                                                                   2001                 2000
         ------------------------------------------------------------------ -------------------- --------------------
         Subject to discretionary withdrawal:
            With market value adjustment                                            $1,089,542           $1,046,930
            At book value less surrender charge of 5% or more                          138,541              178,991
            At market value                                                          1,874,406            1,891,902
            At book value, with minimal or no charge
              adjustment                                                               663,635              660,313
         Not subject to discretionary withdrawal                                        55,825               50,966
         ------------------------------------------------------------------ -------------------- --------------------
                                                                                     3,821,949            3,829,102
         Reinsurance ceded                                                             350,106              356,472
         ------------------------------------------------------------------ -------------------- --------------------

         Total annuity reserves                                                     $3,471,843           $3,472,630
         ================================================================== ==================== ====================

(9)      Statutory Financial Data

         Risk Based Capital (RBC) requirements promulgated by the NAIC and adopted by the Insurance Department require U.S. life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk, insurance risk, interest rate risk, and general business risk. At December 31, 2001, the Company's adjusted surplus exceeded Authorized Control Level - RBC.

(10)     Commitments and Contingencies

         The Company participates in a securities lending program to earn fee income. The Company's policy requires that a minimum of 102% of the fair value of the loaned securities must be fully collateralized with cash, U.S. Government securities, or irrevocable bank letters of credit. The security custodian monitors the collateral position on a daily basis. At December 31, 2001 and 2000, the amortized cost of securities loaned by the Company totaled approximately $68,708,000 and $37,834,000, respectively. The loaned securities remain on the Company's balance sheet.

         The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during 2001 and prior years. The Company includes a provision for all known assessments that will be levied as well as an estimate of amounts that it believes will be assessed in the future relating to past insolvencies.

         The Company has established a liability of $1,000,000 in 2001 and 2000 for guaranty fund assessments. The Company also estimates the amount recoverable from future premium tax payments related to these assessments and has established an asset of $700,000 in 2001. Recoveries of assessments from premium taxes are generally made over a five-year period.

         The Company contracts for long-term leases, primarily for office space. At December 31, 2001, the Company was committed under non-cancelable leases with minimum rentals of approximately $2,352,000, of which $757,000 is due in 2002, $533,000 in 2003, $388,000 in 2004, $337,000
         in 2005, and $338,000 in 2006 and years thereafter. Rental expense included in the Company's operations, excluding rent expense applicable to its own buildings, amounted to approximately $1,102,000, $974,000, and $1,259,000 in 2001, 2000, and 1999, respectively.

         The Company is a defendant in various legal actions arising out of the conduct of its business. In the opinion of management, the ultimate liability, if any, resulting from all such pending actions will not materially affect the financial position or results of operations of the Company.

 (11)    Benefit Plans

         Postretirement Benefit Plans

         The Company has two noncontributory defined benefit pension plans that cover substantially all employees and agents who meet eligibility requirements. Effective in 2001, pension expense is recognized on an accrual basis, excluding non-vested benefits. Prior to 2001, the Company record pension expense equal to the amount funded. Accordingly, the pension benefit cost and related accrued benefit cost were not reflected in the statutory financial statements. Substantially all benefit plan assets are invested in the Ultra Series Fund, a family of mutual funds which are the investment vehicle for CMLIC's separate account products such as variable life, variable annuity, and pensions.

         The Company also provides certain medical and life insurance benefits for retirees and their beneficiaries and covered dependents. The cost of post-retirement benefits other than pensions is recognized by the Company during vested employees' active working careers.

         The following table summarizes the benefit obligations, the fair value of plan assets, and the funded status of the plans at December 31, 2001 (000s omitted):

         ==========================================================================================================

                                                                                       Pension     Other Benefits
                                                                                       Benefits
                                                                                         2001           2001
         ----------------------------------------------------------------------------------------------------------
         Reconciliation of benefit obligation:

         Obligation at January 1                                                      $  59,138         $12,067
         Service cost                                                                     2,808           1,457
         Interest cost                                                                    4,076             828
         Actuarial loss                                                                   7,106           1,681
         Benefit payments                                                                (1,985)           (596)
         Plan amendments and other                                                           81           3,132
         ----------------------------------------------------------------------------------------------------------

         Obligation at December 31                                                    $  71,224         $18,569
         ==========================================================================================================

         ==========================================================================================================

                                                                                       Pension     Other Benefits
                                                                                       Benefits
                                                                                         2001           2001
         ==========================================================================================================
         Reconciliation of fair value of plan assets:

         Fair value of plan assets at January 1                                       $  66,064       $       -
         Actual loss on plan assets                                                      (3,075)              -
         Employer contributions                                                           2,317             596
         Benefit payments                                                                (1,985)           (596)
         ----------------------------------------------------------------------------------------------------------

         Fair value of plan assets at December 31                                     $  63,321       $       -
         ==========================================================================================================

         Funded status:

         Funded  status at  December 31                                             $   (7,903)       $ (18,569)
         Unamortized prior service cost                                                   3,132              81
         Unrecognized loss                                                               15,068           4,479
         Unrecognized net transition liability (asset)                                   (4,929)          1,199
         ----------------------------------------------------------------------------------------------------------

         Accrued benefit asset (liability)                                          $     2,317     $    (9,759)
         ==========================================================================================================

         The accrued benefit asset for pension plans is nonadmitted.

         Benefit obligation of non-vested employees                                 $     2,633        $ 12,588
         ==========================================================================================================

                                                                                         2001           2001
         ----------------------------------------------------------------------------------------------------------
         Components of net periodic pension benefit cost:

         Service cost                                                                $    2,808       $   1,457
         Interest cost                                                                    4,076             828
         Actual loss on plan assets                                                       3,075              -
         Amortization of net unrecognized gain                                               -              504
         Amortization of prior service cost                                                  -                9
         Asset loss                                                                      (7,962)             -
         Amortization of net unrecognized
           transition obligation (asset)                                                 (1,997)            133
         ----------------------------------------------------------------------------------------------------------

         Net periodic pension benefit cost                                          $       -        $    2,931
         ==========================================================================================================

         ==========================================================================================================

                                                                                       Pension     Other Benefits
                                                                                       Benefits
                                                                                         2001           2001
         ==========================================================================================================
         Weighted average assumptions as of December 31:
         Discount rate                                                                    6.5%           6.5%
         Rate of compensation increase                                                    5.0%           5.0%
         Expected long-term rate of return on plan assets                                 7.5%           8.0%

         =========================================================================== =============== ==============

         For measurement purposes, a 12.5% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2001. The rate was assumed to decrease gradually to 4.5% for 2023 and remain at that level thereafter.

         Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A 1% increase (or decrease) in the assumed health care cost trend rate for each year would increase (or decrease) the accumulated other post-retirement benefit obligation as of December 31, 2001 by $2,123,000 (or $1,786,000) and the annual net periodic other post-retirement benefit cost for the year then ended by $288,000 (or $240,000).

         Financial information related to the plans for the year ended December 31, 2000 is shown below (000s omitted):

         ============================================================================ =============== ===============

                                                                                         Pension      Other Benefits
                                                                                         Benefits
                                                                                           2000            2000
         ---------------------------------------------------------------------------- --------------- ---------------
         Benefit obligation at December 31                                               $(60,926)       $(12,067)
         Fair value of plan assets at December 31                                          66,064               -
         ---------------------------------------------------------------------------- --------------- ---------------
         Funded (underfunded) status                                                        5,138         (12,067)
         Unrecognized prior service cost                                                        -               8
         Unrecognized net (gain) loss                                                     (13,640)          3,302
         Unrecognized net transition (asset) liability                                          -           1,333
         ---------------------------------------------------------------------------- --------------- ---------------
         Accrued benefit cost                                                             $(8,502)        $(7,424)
         ============================================================================ =============== ===============

         Benefit cost                                                                      $1,393          $1,586
         ============================================================================ =============== ===============

         Discount rate                                                                     7.0%            7.5%
         Expected return on plan assets                                                    7.5%            8.0%
         Rate of compensation increase                                                     5.0%            5.0%
         ============================================================================ =============== ===============

                  Defined Contribution Plans

         The Company sponsors defined contribution plans which cover all regular full-time employees and agents who meet certain eligibility requirements. Participants defer a portion of their compensation up to statutory maximums; the Company matches part of the deferrals, and this match is vested according to plan schedules. The Company's contributions were approximately $2,461,000, $1,509,000, and $1,379,000 for the years ended December 31, 2001, 2000 and 1999, respectively.


(12)     Unassigned Surplus

         Unassigned surplus as of December 31 has been increased (reduced) by the following items (000s omitted):

         ==============================================================================================================

                                                                                          2001                 2000
         --------------------------------------------------------------------------------------------------------------
         Unrealized gains (losses) on investments, net of taxes:
            Affiliated                                                               $   10,937      $    8,797
            Unaffiliated                                                                 (2,991)         15,633
         Nonadmitted assets                                                             (30,866)         (6,568)
         Separate accounts business                                                      12,110          10,234
         Asset valuation reserve                                                        (50,364)        (64,506)
         --------------------------------------------------------------------------------------------------------------

         Total decrease in unassigned surplus                                        $  (61,174)      $ (36,410)
         ==============================================================================================================

(13)     Note Payable

         The Company has an outstanding liability for borrowed money of $1,291,000 and $1,300,000 as of December 31, 2001 and 2000,
         respectively, as a result of a non-recourse interest-free loan and grant made by the Community Redevelopment Agency of the City of Los Angeles, California (CRA) in 1996. The loan is secured by real estate with an appraisal value that exceeds the loan principal balance. The loan is being amortized on a straight-line basis over 240 months beginning in September 2001. Payments totaling approximately $55,000 annually are due through 2021.

(14)     Separate Accounts

         Separate and variable accounts held by the Company represent primarily funds that are invested for variable annuity, variable universal life, group variable annuity and funding agreement products. The assets of the accounts are carried at market value with the exception of assets backing funding agreements, which are held at book value. The funding agreements are the only separate account business which contain a rate guarantee. Information relating to the Company's separate account business is set forth in the tables below (000s omitted):

         =================================================================================================================

                                                            Guaranteed
                    December 31, 2001                        Indexed            Non-guaranteed              Total
         -----------------------------------------------------------------------------------------------------------------

         Reserves with assets held:
            At amortized cost                                 $   241,183      $           -              $    241,183
            At market value                                             -          2,837,465                 2,837,465
         -----------------------------------------------------------------------------------------------------------------

         Total                                                $   241,183      $   2,837,465               $ 3,078,648
         =================================================================================================================

         Reserves with assets subject to
            discretionary withdrawal:
            At market value                                    $        -      $   2,837,465               $ 2,837,465
            With market value adjustment                          241,183                  -                   241,183
         -----------------------------------------------------------------------------------------------------------------

         Total                                                $   241,183      $   2,837,465               $ 3,078,648
         =================================================================================================================

                                                            Guaranteed
                    December 31, 2000                        Indexed            Non-guaranteed              Total
         -----------------------------------------------------------------------------------------------------------------

         Reserves with assets held:
            At amortized cost                                   $       -      $           -               $         -
            At market value                                             -          2,855,242                 2,855,242
         -----------------------------------------------------------------------------------------------------------------

         Total                                                  $       -      $   2,855,242               $ 2,855,242
         =================================================================================================================

         Reserves with assets subject to discretionary withdrawal:
            With market value adjustment                        $       -      $     690,136              $    690,136
            At market value                                             -          2,165,106                 2,165,106
         -----------------------------------------------------------------------------------------------------------------

         Total                                                  $       -      $   2,855,242              $  2,855,242
         =================================================================================================================

         Premiums, considerations and
            deposits received for separate                  Guaranteed               Non-
            account policies                                 Indexed              Guaranteed                Total
         -----------------------------------------------------------------------------------------------------------------

         For the year ended December 31:
                          2001                                  $ 236,973      $     482,447               $   719,420
                          2000                                          -            611,260                   611,260
                          1999                                          -            598,417                   598,417

         =================================================================================================================

                                                              2001                      2000                 1999
         -----------------------------------------------------------------------------------------------------------------

         Transfers to separate accounts                        $  589,903       $    701,693                $  668,479
         Transfers from separate accounts                        (299,391)          (339,188)                 (300,981)
         Valuation adjustment                                         337                275                      (961)
         Prior period surplus adjustment                            3,994                  -                         -
         -----------------------------------------------------------------------------------------------------------------
         Net transfers to separate
           accounts                                            $  290,787       $    365,538                $  367,835
         =================================================================================================================

(15)     Disclosures About Fair Value of Financial Instruments

         Accounting standards require disclosure of fair value information about certain on and off-balance sheet financial instruments for which it is practical to estimate that value. In cases where quoted market prices are not readily available, fair values are based on estimates using present value or other valuation techniques.

         These techniques are significantly affected by the assumptions used, including the discount rates and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments. Certain financial instruments and all nonfinancial instruments are excluded from disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company. In addition, the tax ramifications related to the realization of unrealized gains and losses can have a significant effect on fair value estimates and have not been taken into consideration.

         The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

                  Cash, Short-term Investments and Accrued Investment Income

         The carrying amounts for these instruments approximate their fair values.

                  Bonds and Notes

         Fair values for bonds and notes are based on values established by the Securities Valuation Office (SVO) of the NAIC, where available. Where the SVO has not established a value for an actively traded security, the Company uses quoted market prices. For bonds and notes not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments.

                  Unaffiliated Preferred and Common Stocks

         The fair values of unaffiliated preferred and common stocks are based on quoted market prices.

                  Derivative Financial Instruments

         The fair value of derivatives is based upon an estimate using discounted cash flow techniques of the amount which would be required to close the derivative position given the current market environment. Fair values for derivatives traded on an exchange are based on quoted market prices.

                  Mortgage Loans on Real Estate

         The fair values for mortgage loans is estimated using discounted cash flow analysis with interest rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Fair values for mortgages in default are reported at the estimated fair value of the underlying collateral.

                  Advances to Affiliates

         Fair values for notes receivable are estimated utilizing discounted cash flow analyses with interest rates currently being offered for similar borrowings.

                  Separate Account Assets and Liabilities

         The fair value of assets held in separate accounts is based on quoted market prices. The fair value of liabilities related to separate accounts is the amount payable on demand, which approximates their carrying values.

                  Investment-type Contracts

         The fair value of the Company's liabilities under investment-type insurance contracts such as annuities is based on the account balance less applicable surrender charges.

         The carrying amounts and estimated fair values of the Company's significant financial instruments are as follows (000s omitted):

         ============================================ ================================= ==================================

                                                             December 31, 2001                  December 31, 2000
                                                          Carrying        Estimated         Carrying         Estimated
                                                           Amount         Fair Value         Amount         Fair Value
         -------------------------------------------- ----------------- --------------- ----------------- ----------------
         Financial instruments recorded as assets:
           Bonds and notes                                $1,514,050       $1,542,687       $1,412,213       $1,420,287
           Preferred stock                                         -                -                4                4
           Unaffiliated common stock                          98,623           98,623          133,123          133,123
           Mortgage loans on real estate                     306,902          325,562          340,825          359,979
           Cash and short-term investments                    38,329           38,329           48,715           48,715
           Derivatives                                         5,219            3,642            5,319            5,294
           Advances to affiliates                              1,082            1,082            2,090            2,090
           Separate accounts                               3,159,695        3,160,429        2,935,817        2,935,817

         Financial instruments recorded as liabilities:
           Derivatives                                        (3,305)          (1,567)            (438)            (453)
           Investment-type contracts                      (1,193,606)      (1,181,634)      (1,207,273)      (1,194,767)
           Separate accounts                              (3,081,684)      (3,147,585)      (2,857,907)      (2,925,583)
           Note payable                                       (1,291)          (1,105)          (1,300)          (1,105)

         Off-balance sheet financial instruments:
           Derivatives                                             -             (254)               -             (237)
         ============================================ ================= =============== ================= ================

CUNA MUTUAL LIFE INSURANCE COMPANY
Schedule of Selected Financial Data Year
Ended December 31, 2001
 (000s omitted)
--------------------------------------------------------------------------------
The following is a summary of certain financial data included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.

         Investment income earned:
              Government bonds                                                          $       6,250
              Other bonds (unaffiliated)                                                       98,685
              Bonds of affiliates                                                               -
              Preferred stocks (unaffiliated)                                                   -
              Preferred stocks of affiliates                                                    -
              Common stocks (unaffiliated)                                                      1,671
              Common stocks of affiliates                                                       -
              Mortgage loans on real estate                                                    27,716
              Real estate                                                                      10,414
              Premium notes, policy loans and liens                                             6,783
              Collateral loans                                                                  -
              Cash on hand and on deposit                                                          33
              Short-term investments                                                            2,066
              Other invested assets                                                              (169)
              Derivative financial instruments                                                  2,845
              Aggregate write-in for investment income                                            203
                                                                                   -------------------
              Gross investment income                                                     $   156,497
                                                                                   ===================

         Real estate owned - book value less encumbrances                                $     51,338
                                                                                   ===================

         Mortgage loans - book value:
              Farm mortgages                                                          $         -
              Residential mortgages                                                             -
              Commercial mortgages                                                            306,902
                                                                                   -------------------
              Total mortgage loans                                                        $   306,902
                                                                                   ===================


         Mortgage loans by standing - book value:
              Good standing                                                               $   305,725
              Good standing with restructured terms                                             1,177
              Interest overdue more than three months,
                 not in foreclosure
              Foreclosure in process                                                            -
         Other long-term assets - statement value                                              14,242
         Collateral loans                                                                       -


         Bonds and stocks of parents, subsidiaries and affiliates -
           book value
              Bonds                                                                 $           -
              Preferred stocks                                                                  -
              Common stocks                                                                    16,703

         Bonds and short-term investments by class and maturity:
         Bonds by maturity - statement value
              Due within one year or less                                                $    297,379
              Over 1 year through 5 years                                                     714,341
              Over 5 years through 10 years                                                   447,317
              Over 10 years through 20 years                                                   61,127
              Over 20 years                                                                    28,512
                                                                                   -------------------
              Total by maturity                                                           $ 1,548,676
                                                                                   ===================


         Bonds by class - statement value
              Class 1                                                                     $ 1,161,560
              Class 2                                                                         284,293
              Class 3                                                                          76,873
              Class 4                                                                          12,475
              Class 5                                                                          12,297
              Class 6                                                                           1,178
                                                                                   -------------------
              Total by class                                                              $ 1,548,676
                                                                                   ===================


              Total bonds publicly traded                                                 $ 1,297,050
              Total bonds privately placed                                                    251,626

         Preferred stocks - statement value                                                     -
         Common stocks - market value                                                         115,326
         Short-term investments - book value                                                   34,627
         Financial options owned - statement value                                              5,219
         Financial options written and in force - statement value                               -
         Financial futures contracts open - current price                                       -
         Cash on deposit                                                                        3,702

         Life insurance in force:
              Industrial                                                                        -
              Ordinary                                                                     12,181,292
              Credit life                                                                       -
              Group life                                                                    3,270,787

         Amount of accidental death insurance in force under ordinary policies
                                                                                              416,784

         Life insurance policies with disability provisions in force:
              Industrial                                                                        -
              Ordinary                                                                      4,674,280
              Credit life                                                                       -
              Group life                                                                           40

         Supplementary contracts in force:
              Ordinary - not involving life contingencies                                       -
              Amount on deposit                                                                58,614
              Income payable                                                                    9,202

         Ordinary - involving life contingencies
              Income payable                                                                    4,950

         Group - not involving life contingencies
              Amount of deposit                                                                 -
              Income payable                                                                    -

         Group - involving life contingencies
              Income payable                                                                    -

         Annuities:
              Ordinary
                 Immediate - amount of income payable                                           2,099
                 Deferred - fully paid - account balance                                      446,413
                 Deferred - not fully paid - account balance                                2,078,781


              Group
                 Immediate - amount of income payable                                           -
                 Fully paid account payable                                                     -
                 Not fully paid - account balance                                               -

         Accident and health insurance - premiums in force:
              Ordinary                                                                          3,996
              Group                                                                            37,432
              Credit                                                                            -

         Deposit funds and dividend accumulations:
              Deposit funds - account balance                                                     604
              Dividend accumulations - account balance                                        163,400

         Claim payments 2001:
              Group accident and health - year ended December 31
              2001                                                                              3,751
              2000                                                                              2,300
              1999                                                                                234
              1998                                                                                215
              1997                                                                                 16
              Prior                                                                                86

         Other accident and health
              2001                                                                                341
              2000                                                                                247
              1999                                                                                 86
              1998                                                                                 56
              1997                                                                                 22
              Prior                                                                               102

         Other coverages that use developmental methods to
           calculate claims reserves
              2001                                                                              -
              2000                                                                              -
              1999                                                                              -
              1998                                                                              -
              1997                                                                              -
              Prior                                                                             -

         See accompanying independent accountants' report.

CUNA MUTUAL LIFE INSURANCE COMPANY
Summary Investment Schedule
Year Ended December 31, 2001
(000s omitted)
--------------------------------------------------------------------------------

                                                                                Gross         Admitted Assets Reported
                                                                             Investment                in the
  Investment Categories                                                       Holdings            Annual Statement

  Bonds:
     U.S. treasury securities                                                       $ 52,376                   $ 52,376
     U.S. government agency and corporate obligations
      (excluding mortgage-backed securities)
           Issued by U.S. government agencies                                              -
           Issued by U.S. government sponsored agencies                               60,179                     60,179
     Foreign government (including Canada, excluding
     mortgage-backed securities)                                                      93,174                     93,174
     Securities issued by states, territories and possessions
     and political subdivisions in the U.S.:
         States, territories and possessions general                                       -                     20,294
         obligations
         Political subdivisions of states, territories and
         possessions and political subdivisions general
         obligations                                                                      -                           -
         Revenue and assessment obligations                                            3,050                      3,050
         Industrial development and similar obligations                                    -                          -
     Mortgage-backed securities (includes residential and
     commercial MBS):
        Pass-through securities:
           Guaranteed by GNMA                                                         15,478                     15,478
           Issued by FNMA and FHLMC                                                   60,592                     60,592
           Privately issued                                                          215,411                    215,411
        CMOs and REMICs:
           Issued by FNMA and FHLMC                                                   74,581                     74,581
           Privately issued and collateralized by MBS issued
           or guaranteed by GNMA, FNMA or  FHLMC                                       2,523                      2,523
          All other privately issued                                                 249,674                    249,674
  Other debt and other fixed income securities (excluding  short term):
     Unaffiliated domestic securities
     (includes credit tenant loans rated By the SVO)                                 617,185                    616,372
     Unaffiliated foreign securities                                                  70,640                     50,345
     Affiliated securities                                                             1,082                      1,082



                                                                                Gross         Admitted Assets Reported
                                                                             Investment                in the
  Investment Categories                                                       Holdings            Annual Statement

  Equity interests:
     Investments in mutual funds                                                      73,330                     62,557
     Preferred stocks                                                                      -                          -
     Publicly traded equity securities
     (excluding preferred stocks):
        Affiliated                                                                         -                          -
        Unaffiliated                                                                  30,186                     36,066
     Other equity securities:
        Affiliated                                                                    16,703                     16,703
        Unaffiliated                                                                  13,160                     13,160
     Other equity interests including tangible personal property under lease:
        Affiliated                                                                         -                          -
        Unaffiliated                                                                       -                          -
  Mortgage loans:
     Construction and land development                                                     -                          -
     Agricultural                                                                          -                          -
     Single family residential properties                                                  -                          -
     Multifamily residential properties                                                    -                          -
     Commercial loans                                                                306,902                    306,902
  Real estate investments:
     Property occupied by company                                                      5,344                      5,344
     Property held for production of income (includes
     $  -  of  property acquired in satisfaction of debt)                             45,654                     45,654
     Property held for sale ($ -  including property acquired
     in satisfaction of debt)                                                            341                        341
  Policy loans                                                                       101,275                    101,275
  Receivables for securities                                                           3,395                      3,164
  Cash and short-term investments                                                     38,329                     38,329
  Other invested assets                                                                5,219                      5,219
  ---------------------------------------------------------------------- -------------------- --------------------------
  Total invested assets                                                           $2,155,783                 $2,149,845

CUNA MUTUAL LIFE INSURANCE COMPANY
Supplemental Investment Risks Interrogatories
Year Ended December 31, 2001
(000s omitted)
--------------------------------------------------------------------------------

Answer the following interrogatories by stating the applicable U.S. dollar amounts and percentages of the reporting entity's total admitted assets held in that category of investments as shown on the Summary Investment Schedule. All reporting entities must answer interrogatories 1, 2, 3, 4, 11 and, if applicable 20 through 24. Answer each of interrogatories 5 through 19 (except 11) only if the reporting entity's aggregate holding in the gross investment category addressed in that interrogatory equals or exceeds 2.5% of the reporting entity's total admitted assets. For Life, Health and Fraternal blanks, responses are to exclude Separate Accounts.

1.  State the reporting entity's total admitted assets as reported in the annual statement.       $2,226,656

2. State by investment category the 10 largest exposures to a single issuer/borrower/investment, excluding the U.S. government agency securities and those U.S. Government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, property occupied by the Company and policy loans.

         1                                                                                  2                        3
         -                                                                                  -                        -
                                                                                                            Percentage of Total
                             Investment Category                                         Amount               Admitted Assets

2.01 MEMBERS Mutual Funds                                                               $38,367                    1.723%
2.02 Morgan Stanley Capital                                                              28,996                    1.302%
2.03 Ultra Series Funds                                                                  24,190                    1.086%
2.04 People's Bank CC Master Trust                                                       20,023                    0.899%
2.05 Morgan Stanley Dean Witter                                                          16,968                    0.762%
2.06 GE capital Mortgage Services, Inc.                                                  16,159                    0.726%
2.07 El Capitan Theater & Office Building                                                15,395                    0.691%
2.08 First UST CC Master Trust                                                           13,979                    0.628%
2.09 Mesirow Alternative Strategies Fund                                                 13,030                    0.585%
2.10 CS First Boston Mortgage Sec. Corporation                                           12,557                    0.564%

3.   State the amounts and percentages of the reporting entity's total admitted assets held in bonds and preferred stocks by NAIC rating.

                   Bonds                1                    2                  Preferred Stocks              3             4
                   -----                -                    -                  ----------------              -             -
3.01               NAIC-1             $1,126,933           50.611%     3.07          P/RP-1               $   -              -   %
3.02               NAIC-2                284,293           12.768%     3.08          P/RP-2                   -              -   %
3.03               NAIC-3                 76,873            3.452%     3.09          P/RP-3                   -              -   %
3.04               NAIC-4                 12,476            0.560%     3.10          P/RP-4                   -              -   %
3.05               NAIC-5                 12,298            0.552%     3.11          P/RP-5                   -              -   %
3.06               NAIC-6                  1,178            0.053%     3.12          P/RP-6                   -              -   %

4. State the amounts and percentages of the reporting entity's total admitted assets held in foreign investments (regardless of whether there is any foreign currency exposure) and unhedged foreign currency exposure (defined as the statement value of investments denominated in foreign currencies which are not hedged by financial instruments qualifying for hedge accounting as specified in SSAP No. 31 - Derivative Instruments).

4.01 Foreign-currency-denominated investments of                                                         $96,039
4.02 Supporting insurance liabilities denominated in that same foreign currency of                           -
4.03 Excluding Canadian investments and currency exposure of                                              39,985

4.04 Assets held in foreign investments less than 2.5% of the reporting entity's total admitted assets, therefore detail not required for
         interrogatories 5-10.                                  Yes  (  ) No (X)

5.   Aggregate foreign investment exposure categorized by NAIC sovereign rating:
                                                                                     1                         2
                                                                                     -                         -
5.01  Countries rated NAIC-1                                                    $119,524                    5.368%
5.02  Countries rated NAIC-2                                                       6,496                    0.292%
5.03  Countries rated NAIC-3 or below                                              1,496                    0.067%

6.   Two largest foreign investment exposures to a single country, categorized by the country's NAIC sovereign rating:
                                                                                    1                         2
                                                                                    -                         -
Countries rated NAIC - 1:
6.01 Country:  France                                                           $41,449                    1.861%
6.02 Country:  Germany                                                           26,834                    1.205%

Countries rated NAIC - 2:
6.03 Country:  Mexico                                                             6,496                    0.292%
6.04 Country:                                                                       -                        -  %

Countries rated NAIC - 3 or below:
6.05 Country:  Argentina                                                          1,496                    0.067%
6.06 Country:                                                                       -                        -  %

7.   Aggregate unhedged foreign currency exposure:                                  1                        2
                                                                                    -                        -
                                                                                $52,810                    2.372%

8.   Aggregate unhedged foreign currency exposure categorized by NAIC
     sovereign rating:                                                              1                         2
                                                                                    -                         -
Countries rated NAIC - 1:                                                       $52,810                    2.372%
Countries rated NAIC - 2:                                                           -                        -  %
Countries rated NAIC - 3 or below:                                                  -                        -  %

9.   Two largest unhedged foreign currency exposure in a foreign country, categorized by the country's NAIC sovereign rating:
                                                                                    1                         2
                                                                                    -                         -
Countries rated NAIC - 1:
9.01 Country:  France                                                           $23,576                    1.059%
9.02 Country:  Germany                                                           15,263                    0.685%

Countries rated NAIC - 2:
9.03 Country:                                                                   $   -                         - %
9.04 Country:                                                                       -                         - %


Countries rated NAIC - 3 or below:
9.05 Country:                                                                   $   -                         - %
9.06 Country:                                                                       -                         - %

10. List the 10 largest non-sovereign (i.e. non-governmental) foreign issues:

     NAIC Rating                                                                    1                         2
     -----------                                                                    -                         -

10.01 1                                                                         $6,873                     0.309%
10.02 1                                                                          5,618                     0.252%
10.03 1                                                                          4,985                     0.224%
10.04 2                                                                          2,998                     0.135%
10.05 1                                                                          2,864                     0.129%
10.06 3                                                                          2,489                     0.112%
10.07 2                                                                          2,004                     0.090%
10.08 2                                                                          2,003                     0.090%
10.09 4                                                                          1,496                     0.067%
10.10                                                                               -                         - %

11. State the amounts and percentages of the reporting entity's total admitted assets held in Canadian investments and unhedged Canadian currency exposure, including:

11.01 Canadian-currency-denominated investments of                                                $39,985
11.02 Supporting Canadian-denominated insurance liabilities of                                         -

11.03 Assets held in Canadian investments less than 2.5% of the reporting entity's total admitted assets, therefore detail not required for
          interrogatory 12.                                     Yes  (X ) No ( )


12.      Aggregate Canadian investment exposure.                                    1                         2
                                                                                    -                         -
12.01 Canadian investments                                                      $   -                         - %
12.02 Unhedged Canadian currency exposure                                           -                         - %

13. State the aggregate amounts and percentages of the reporting entity's total admitted assets held in investments with contractual sales restrictions (defined as investments having restrictions that prevent investments from being sold within 90 days).

       Assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity's total admitted assets, therefore detail
       not required.                                            Yes  (X ) No ( )


14. State the amounts and percentages of admitted assets held in the largest 10 equity interests (including investments in the shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities, and excluding money market and bond mutual funds listed in the Appendix to the SVO Practices and Procedures Manual as exempt or Class 1).

       Assets held in equity interests less than 2.5% of the reporting  entity's
       total admitted assets, therefore detail not required.    Yes  (  ) No (X)

                     Investment Category                                             1                         2
                     -------------------                                             -                         -

14.01  MEMBERS Mutual Funds                                                     $38,367                    1.723%
14.02  Ultra Series Funds                                                        24,190                    1.086%
14.03  MEMBERS Capital Advisors, Inc.                                            11,071                    0.497%
14.04  CMIA Wisconsin, Inc.                                                       5,632                    0.253%
14.05  Peoplesoft Inc.                                                            1,375                    0.062%
14.06  Autodesk Inc.                                                              1,196                    0.054%
14.07  Cox Communications                                                         1,182                    0.053%
14.08  Tyco International, Ltd.                                                   1,101                    0.049%
14.09  Federal Home Loan Mortgage Corporation                                     1,059                    0.048%
14.10  Boston Scientific Corporation                                                979                    0.044%

15. State the amounts and percentages of the reporting in entity's total admitted assets held in nonaffiliated, privately placed equities (included in other equity securities) and excluding securities eligible for sale under Securities Exchange Commission (SEC) Rule 144a or SEC Rule 144 without volume restrictions.

     Assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity's total admitted assets, therefore detail not required
     for interrogatory.                                         Yes  (X ) No ( )

16. State the amounts and percentages of the reporting entity's total admitted assets held in general partnership interests (included in other equity securities).

     Assets held in general partnership interests less than 2.5% of the reporting entity's total admitted assets, therefore detail not required
     for interrogatory.                                         Yes  (X ) No ( )

17. With respect to mortgage loans reported in Schedule B, state the amounts and percentages of the reporting entity's total admitted assets held.

     Mortgage loans reported in Schedule B less than 2.5% of the reporting entity's total admitted assets, therefore detail not required for
     interrogatories 17 and 18.                                 Yes  ( ) No (X )

     Each of the 10 largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

                                                                                    1                         2
                                                                                    -                         -
17.01  CSM Investors Inc.                                                       $5,269                    0.237%
17.02  Jermor Corporation                                                        5,085                    0.228%
17.03  200 Washington Avenue LP                                                  4,798                    0.215%
17.04  Avex-Landmark Limited                                                     4,685                    0.210%
17.05  Alum Creek Park Limited Partnership                                       4,639                    0.208%
17.06  Reynoldsburg Center Limited Partnership                                   4,485                    0.201%
17.07  Golden Stone LLC                                                          4,347                    0.195%
17.08  Condiotti Enterprises Inc. et al                                          4,277                    0.192%
17.09  Broken Arrow LLC                                                          4,115                    0.185%
17.10  American National B&T #42371                                              3,915                    0.176%

18.  Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

     Loan-to-Value             Residential                        Commercial                       Agricultural

                                     1               2                    3               4               5        6
                                     -               -                    -               -               -        -
18.01  above 95%                   $   -              - %             $3,232           0.145%        $   -        - %
18.02  91% to 95%                      -              - %                 -               -              -        - %
18.03  81% to 90%                      -              - %              5,964           0.268%            -        - %
18.04  71% to 80%                      -              - %             30,848           1.385%            -        - %
18.05  below 70%                       -              - %            266,857          11.985%            -        - %

                                                                  1                 2
                                                                  -                 -
18.06  Construction loans                                      $   -                 - %
18.07  Mortgage loans over 90 days past due                        -                 - %
18.08  Mortgage loans in the process of foreclosure                -                 - %
18.09  Mortgage loans foreclosed                                   -                 - %
18.10  Restructured mortgage loans                                 -                 - %

19. State the amounts and percentages of the reporting entity's total admitted assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A, excluding property occupied by the company.

      Assets held in each of the five largest investment in one parcel or group of contiguous parcels of real estate reported in Schedule A less than 2.5% of the reporting entity'stotal admitted asset, therefore detail not
      required for interrogatory.                                Yes  (X) No ( )

20.   State the amounts and percentages of the reporting entity's total admitted assets subject to the following types of agreements:

                                              At Year-end                At End of Each Quarter
                                              -----------                ----------------------
                                                                               (unaudited)

                                                                          1st Qtr           2nd Qtr           3rd Qtr
                                         1                 2                 3                 4                 5
                                         -                 -                 -                 -                 -
20.01 Securities lending (do not
          include asset held as
          collateral for such
          transactions)                   $68,708             3.086%          $64,446            $60,636          $34,098
20.02 Repurchase agreements                   -                 -                 -                  -                - %
20.03 Reverse repurchase
          agreements                          -                 -                 -                  -                - %
20.04 Dollar repurchase agreements            -                 -                 -                  -                - %
20.05 Dollar reverse repurchase
          agreements                          -                 -                 -                  -                - %

21.  State the amounts and percentages indicated below for warrants not attached to other financial instruments, options, caps, and floors:
                                                                            Owned                              Written
                                                                            -----                              -------
                                                                     1                2                 3                   4
                                                                     -                -                 -                   -
21.01 Hedging                                                       $1,469         0.066%            $     -                - %
21.02 Income generation                                                -             -  %                1,567           0.070%
21.03 Other                                                            -             -  %                  -                - %

22. State the amounts and percentages indicated below of potential exposure (defined as the amount determined in accordance with the NAIC
     Annual Statement Instructions) for collars, swaps, and forwards:

                                             At Year-end                At End of Each Quarter
                                             -----------                ----------------------
                                                                              (unaudited)

                                                                        1st Qtr           2nd Qtr           3rd Qtr
                                       1                 2                 3                 4                 5
                                       -                 -                 -                 -                 -
22.01  Hedging                        $125            0.006%             $375              $375              $375
22.02  Income generation                -                - %               -                 -                 -
22.03  Replications                     -                - %               -                 -                 -
22.04  Other                            -                - %               -                 -                 -

23. State the amounts and percentages indicated below of potential exposure (defined as the amount determined in accordance with the NAIC
     Annual Statement Instructions) for futures contracts:

                                             At Year-end                At End of Each Quarter
                                             -----------                ----------------------
                                                                              (unaudited)

                                                                        1st Qtr           2nd Qtr           3rd Qtr
                                       1                 2                 3                 4                 5
                                       -                 -                 -                 -                 -
23.01  Hedging                        $587            0.026%            $1,346             $423             $1,043
23.02  Income generation                -                - %               -                 -                 -
23.03  Replications                     -                - %               -                 -                 -
23.04  Other                            -                - %               -                 -                 -

24. State the amounts and percentages of 10 largest investments included in the Write-ins for Invested Assets category included on the Summary Investment
     Schedule.

        1                             2                        3
        -                             -                        -
24.01 S&P 500 Options                 $3,316                   0.149%
24.02 Margin Account Deposit          1,903                    0.085%
24.03                                   -                        -   %
24.04                                   -                        -   %
24.05                                   -                        -   %
24.06                                   -                        -   %
24.07                                   -                        -   %
24.08                                   -                        -   %
24.09                                   -                        -   %
24.10                                   -                        -   %

                                   APPENDIX A

                ILLUSTRATIONS OF POLICY VALUES AND DEATH BENEFITS

The following tables have been prepared to help show how values under the Policy can change with investment performance. Separate tables based on unisex mortality rates are available from the address shown on the first page of this prospectus. At your request, the Company will provide an illustration based upon your Age, planned premium payments and other factors.

The illustrations are based on the following five factors. (The upper right hand corner of each illustration identifies those factors.)

     1.   Age at issue - Some show Age 35. Others show Age 50.

     2.   Planned annual premium - The premium illustrated is $1,200 or $2,500.

     3. Cost of Insurance - Some show the mortality rates currently being charged. Others show the guaranteed rate (the maximum rate the Policy allows the Company to charge).

     4.   Projected  Dividends - Illustrations  based on current mortality rates
          include  projected   dividends.   Illustrations  based  on  guaranteed
          mortality rates do not.

     5. Choice of death benefit option - Some show option 1 and others show option 2.

Factors That Do Not Vary

All the illustrations make the following assumptions:

o The Insured is a non smoker.

o The Specified Amount of coverage is $100,000.

o Planned premiums are paid on the first day of the Policy year for 30 years.

o No loans are taken.

o No partial surrenders are made.

o All Net Premium is allocated to the Separate Account and invested equally in each Fund.

o No changes are made to the Specified Amount.

o No transfer fees are incurred.

o The Policy has no riders.

o The charge for state Premium Tax is 2%.

o No federal income tax is paid.

Effect of Hypothetical Investment Returns


To show how investment return affects Policy values, the tables illustrate three different hypothetical rates of return. The tables show gross annual rates of return of 0%, 6% and 12%, which produce approximate net annual rates of return of -1.62%, 4.38% and 10.38%, respectively. Net returns are lower than gross returns due to charges made by the Separate Account and by the underlying funds. Charges are expressed as a percentage of average daily net assets.


The table below shows for each Subaccount the total of the mortality and expense fee and the underlying series level fees.


                                            Mortality & Expense              Fund Fees*            Total
Money Market                                         .90%                       .46%                1.36%
Bond                                                 .90%                       .56%                1.46%
MFS Strategic Income                                 .90%                      1.07%                1.97%
Balanced                                             .90%                       .71%                1.61%
Growth and Income Stock                              .90%                       .61%                1.51%
Capital Appreciation Stock                           .90%                       .81%                1.71%
MFS Emerging Growth                                  .90%                       .87%                1.77%
T. Rowe Price International Stock                    .90%                      1.05%                1.95%

Average                                              .90%                       .72%                1.62%

  * The illustrations on the following pages are computed using the average (1.62%) total expense across the Subaccounts for last year. The Fund Fees are the expenses incurred by each Fund during the most recent fiscal year. The prospectus and statement of additional information for each Fund more fully discusses its expenses.


How Varying a Factor Affects Hypothetical Investment Returns

Changing any factor in the illustrations would change many numbers throughout the table. For example, illustrated values would be different if the Insured were a different Age, a different risk classification, or if unisex mortality rates were used. Policy values would change if premiums were paid at different times or in different amounts or if investment rates of return fluctuated up and down. Policy values based on current mortality charges would be lower if the Company did not pay the dividends it has projected but not guaranteed. (Dividends are expected to be $39 beginning in Policy year 11, plus .61% of average Accumulated Value during Policy years 11-20 and 1.01% beginning in Policy year 21.) Policy values would be lower if more expenses were paid. Expenses vary by each underlying fund portfolio and each has the right to change its charge in the future. The illustrations do not show any charges for federal income taxes. If in the future taxes were due, gross annual rates of return would have to exceed 0%, 6% and 12% by an amount sufficient to cover the charge for taxes in order to produce the Policy values shown.


                          ILLUSTRATION OF POLICY VALUES
                       MEMBERS(R) Variable Universal Life
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 1

Male Non Smoker                                                                                                     Age at Issue: 35
Specified Amount: $100,000                                                                                    Annual Premium: $1,200
Planned Premium Payable Annually for: 30 years                                                   Based on: Current Mortality Charges
Policy Loans and Withdrawals: None                                                                     Projected Dividends: Included
Hypothetical Gross Rates of Return: 0%, 6% and 12%                                                          Death Benefit: Option 1*
====================================================================================================================================
End of Year    Premiums
             Accum at 5%                                                  6.00% Gross                        12.00% Gross
               Interest               0.00 Gross                          (4.38% Net)                         (10.38% Net)
               per Year               (-1.62% Net)
                             Death    Accum Value  Net Cash      Death    Accum Value  Net Cash      Death    Accum Value  Net Cash
                            Benefit                  Value      Benefit                  Value      Benefit                  Value
====================================================================================================================================
     1          1,260       100,000       871         100       100,000       933         162       100,000       994         223
     2          2,583       100,000      1,721        989       100,000      1,899       1,166      100,000      2,084       1,351
     3          3,972       100,000      2,547       1,853      100,000      2,897       2,203      100,000      3,277       2,583
     4          5,431       100,000      3,349       2,694      100,000      3,928       3,273      100,000      4,583       3,927
     5          6,962       100,000      4,126       3,548      100,000      4,993       4,415      100,000      6,013       5,435
     6          8,570       100,000      4,876       4,375      100,000      6,091       5,590      100,000      7,579       7,078
     7          10,259      100,000      5,599       5,214      100,000      7,222       6,837      100,000      9,295       8,909
     8          12,032      100,000      6,295       6,025      100,000      8,388       8,119      100,000     11,175      10,905
     9          13,893      100,000      6,962       6,808      100,000      9,590       9,435      100,000     13,237      13,083
    10          15,848      100,000      7,599       7,599      100,000     10,826      10,826      100,000     15,499      15,499
    15          27,189      100,000     11,752      11,752      100,000     19,341      19,341      100,000     32,865      32,865
    20          41,663      100,000     15,266      15,266      100,000     29,847      29,847      100,000     62,058      62,058
    25          60,136      100,000     18,240      18,240      100,000     43,607      43,607      150,447     113,183     113,183
    30          83,713      100,000     19,873      19,873      100,000     61,087      61,087      241,453     199,892     199,892
====================================================================================================================================

IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the Owner's choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 1 the death benefit is the greater of (1) the Specified Amount or
(2) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio described in the section of the prospectus titled POLICY BENEFITS, Death Proceeds - Death Benefit Options 1 and 2.


                          ILLUSTRATION OF POLICY VALUES
                       MEMBERS(R) Variable Universal Life
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 2

Male Non Smoker                                                                                                     Age at Issue: 35
Specified Amount: $100,000                                                                                    Annual Premium: $1,200
Planned Premium Payable Annually for: 30 years                                                Based on: Guaranteed Mortality Charges
Policy Loans and Withdrawals: None                                                                 Projected Dividends: Not Included
Hypothetical Gross Rates of Return: 0, 6 and 12%                                                            Death Benefit: Option 1*
====================================================================================================================================
End of Year    Premiums
             Accum at 5%              0.00 Gross                          6.00% Gross                        12.00% Gross
               Interest               (-1.62% Net)                        (4.38% Net)                         (10.38% Net)
               per Year
                             Death    Accum Value  Net Cash      Death    Accum Value  Net Cash      Death    Accum Value  Net Cash
                            Benefit                  Value      Benefit                  Value      Benefit                  Value
====================================================================================================================================
    1              1,260     100,000         871         100     100,000         933         162     100,000         994         223
    2              2,583     100,000       1,721         989     100,000       1,899       1,166     100,000       2,084       1,351
    3              3,972     100,000       2,547       1,853     100,000       2,897       2,203     100,000       3,277       2,583
    4              5,431     100,000       3,349       2,694     100,000       3,928       3,273     100,000       4,583       3,927
    5              6,962     100,000       4,126       3,548     100,000       4,993       4,415     100,000       6,013       5,435
    6              8,570     100,000       4,876       4,375     100,000       6,091       5,590     100,000       7,579       7,078
    7             10,259     100,000       5,599       5,214     100,000       7,222       6,837     100,000       9,295       8,909
    8             12,032     100,000       6,295       6,025     100,000       8,388       8,119     100,000      11,175      10,905
    9             13,893     100,000       6,962       6,808     100,000       9,590       9,435     100,000      13,237      13,083
   10             15,848     100,000       7,599       7,599     100,000      10,826      10,826     100,000      15,499      15,499
   15             27,189     100,000      10,498      10,498     100,000      17,795      17,795     100,000      30,915      30,915
   20             41,663     100,000      12,303      12,303     100,000      25,672      25,672     100,000      55,904      55,904
   25             60,136     100,000      12,394      12,394     100,000      34,246      34,246     129,934      96,965      96,965
   30             83,713     100,000       9,690       9,690     100,000      43,212      43,212     198,837     162,981     162,981
====================================================================================================================================

IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the Owner's choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 1 the death benefit is the greater of (1) the Specified Amount or
(2) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio described in the section of the prospectus titled POLICY BENEFITS, Death Proceeds - Death Benefit Options 1 and 2.


                          ILLUSTRATION OF POLICY VALUES
                       MEMBERS(R) Variable Universal Life
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 3

Male Non Smoker                                                                                                     Age at Issue: 35
Specified Amount: $100,000                                                                                    Annual Premium: $1,200
Planned Premium Payable Annually for: 30 years                                                   Based on: Current Mortality Charges
Policy Loans and Withdrawals: None                                                                     Projected Dividends: Included
Hypothetical Gross Rates of Return: 0%, 6% and 12%                                                          Death Benefit: Option 2*
====================================================================================================================================
End of Year    Premiums
             Accum at 5%              0.00 Gross                          6.00% Gross                          12.00% Gross
               Interest               (-1.62% Net)                        (4.38% Net)                           (10.38% Net)
               per Year
                           Death     Accum Value   Net Cash    Death    Accum Value  Net Cash   Death Benefit  Accum Value  Net Cash
                          Benefit                   Value     Benefit                  Value                                 Value
====================================================================================================================================
   1            1,260     100,869         869          98     100,931         931         160        100,992         992         221
   2            2,583     101,716       1,716         984     101,893       1,893       1,160        102,077       2,077       1,345
   3            3,972     102,537       2,537       1,843     102,885       2,885       2,191        103,263       3,263       2,569
   4            5,431     103,332       3,332       2,676     103,907       3,907       3,252        104,558       4,558       3,902
   5            6,962     104,100       4,100       3,521     104,960       4,960       4,382        105,972       5,972       5,394
   6            8,570     104,838       4,838       4,337     106,041       6,041       5,540        107,516       7,516       7,014
   7           10,259     105,547       5,547       5,162     107,152       7,152       6,766        109,200       9,200       8,815
   8           12,032     106,226       6,226       5,956     108,291       8,291       8,021        111,039      11,039      10,770
   9           13,893     106,872       6,872       6,718     109,459       9,459       9,305        113,048      13,048      12,893
  10           15,848     107,486       7,486       7,486     110,655      10,655      10,655        115,240      15,240      15,240
  15           27,189     111,527      11,527      11,527     118,918      18,918      18,918        132,071      32,071      32,071
  20           41,663     114,810      14,810      14,810     128,819      28,819      28,819        159,682      59,682      59,682
  25           60,136     117,334      17,334      17,334     141,140      41,140      41,140        206,848     106,848     106,848
  30           83,713     118,144      18,144      18,144     155,280      55,280      55,280        285,580     185,580     185,580
====================================================================================================================================

IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the Owner's choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 2 the death benefit is the greater of (1) the Specified Amount plus the Accumulated Value on date of death, or (2) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio described in the section of the prospectus titled POLICY BENEFITS, Death Proceeds - Death Benefit Options 1 and 2.


                          ILLUSTRATION OF POLICY VALUES
                       MEMBERS(R) Variable Universal Life
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 4

Male Non Smoker                                                                                                     Age at Issue: 35
Specified Amount: $100,000                                                                                    Annual Premium: $1,200
Planned Premium Payable Annually for: 30 years                                                Based on: Guaranteed Mortality Charges
Policy Loans and Withdrawals: None                                                                 Projected Dividends: Not Included
Hypothetical Gross Rates of Return: 0%, 6% and 12%                                                          Death Benefit: Option 2*
====================================================================================================================================
End of Year    Premiums
             Accum at 5%              0.00 Gross                          6.00% Gross                        12.00% Gross
               Interest               (-1.62% Net)                        (4.38% Net)                         (10.38% Net)
               per Year
                             Death    Accum Value  Net Cash      Death    Accum Value  Net Cash      Death    Accum Value  Net Cash
                            Benefit                  Value      Benefit                  Value      Benefit                  Value
====================================================================================================================================
    1              1,260     100,869         869          98     100,931         931         160     100,992         992         221
    2              2,583     101,716       1,716         984     101,893       1,893       1,160     102,077       2,077       1,345
    3              3,972     102,537       2,537       1,843     102,885       2,885       2,191     103,263       3,263       2,569
    4              5,431     103,332       3,332       2,676     103,907       3,907       3,252     104,558       4,558       3,902
    5              6,962     104,100       4,100       3,521     104,960       4,960       4,382     105,972       5,972       5,394
    6              8,570     104,838       4,838       4,337     106,041       6,041       5,540     107,516       7,516       7,014
    7             10,259     105,547       5,547       5,162     107,152       7,152       6,766     109,200       9,200       8,815
    8             12,032     106,226       6,226       5,956     108,291       8,291       8,021     111,039      11,039      10,770
    9             13,893     106,872       6,872       6,718     109,459       9,459       9,305     113,048      13,048      12,893
   10             15,848     107,486       7,486       7,486     110,655      10,655      10,655     115,240      15,240      15,240
   15             27,189     110,202      10,202      10,202     117,247      17,247      17,247     129,894      29,894      29,894
   20             41,663     111,665      11,665      11,665     124,222      24,222      24,222     152,538      52,538      52,538
   25             60,136     111,171      11,171      11,171     130,744      30,744      30,744     187,203      87,203      87,203
   30             83,713     107,622       7,622       7,622     135,271      35,271      35,271     239,926     139,926     139,926
====================================================================================================================================

IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the Owner's choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 2 the death benefit is the greater of (1) the Specified Amount plus the Accumulated Value on date of death, or (2) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio described in the section of the prospectus titled POLICY BENEFITS, Death Proceeds - Death Benefit Options 1 and 2.


                          ILLUSTRATION OF POLICY VALUES
                       MEMBERS(R) Variable Universal Life
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 5

Male Non Smoker                                                                                                     Age at Issue: 50
Specified Amount: $100,000                                                                                    Annual Premium: $2,500
Planned Premium Payable Annually for: 30 years                                                   Based on: Current Mortality Charges
Policy Loans and Withdrawals: None                                                                     Projected Dividends: Included
Hypothetical Gross Rates of Return: 0%, 6% and 12%                                                          Death Benefit: Option 1*
====================================================================================================================================
End of Year    Premiums
             Accum at 5%              0.00 Gross                          6.00% Gross                        12.00% Gross
               Interest               (-1.62% Net)                        (4.38% Net)                         (10.38% Net)
               per Year
                             Death    Accum Value  Net Cash      Death    Accum Value  Net Cash      Death    Accum Value  Net Cash
                            Benefit                  Value      Benefit                  Value      Benefit                  Value
====================================================================================================================================
    1              2,625     100,000       1,797         206     100,000       1,924         333     100,000       2,052         461
    2              5,381     100,000       3,539       2,028     100,000       3,907       2,396     100,000       4,292       2,780
    3              8,275     100,000       5,225       3,793     100,000       5,950       4,518     100,000       6,738       5,306
    4             11,314     100,000       6,855       5,503     100,000       8,056       6,703     100,000       9,414       8,062
    5             14,505     100,000       8,431       7,238     100,000      10,230       9,036     100,000      12,349      11,155
    6             17,855     100,000       9,956       8,922     100,000      12,477      11,443     100,000      15,573      14,538
    7             21,373     100,000      11,409      10,614     100,000      14,782      13,987     100,000      19,100      18,304
    8             25,066     100,000      12,792      12,235     100,000      17,150      16,593     100,000      22,968      22,411
    9             28,945     100,000      14,101      13,783     100,000      19,581      19,263     100,000      27,216      26,898
   10             33,017     100,000      15,334      15,334     100,000      22,078      22,078     100,000      31,889      31,889
   15             56,644     100,000      22,945      22,945     100,000      38,860      38,860     100,000      67,577      67,577
   20             86,798     100,000      28,427      28,427     100,000      59,578      59,578     149,276     128,686     128,686
   25            125,284     100,000      31,308      31,308     100,000      88,224      88,224     251,091     234,665     234,665
   30            174,402     100,000      28,868      28,868     133,934     127,557     127,557     435,992     415,231     415,231
====================================================================================================================================

IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the Owner's choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 1 the death benefit is the greater of (1) the Specified Amount or
(2) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio described in the section of the prospectus titled POLICY BENEFITS, Death Proceeds - Death Benefit Options 1 and 2.


                          ILLUSTRATION OF POLICY VALUES
                       MEMBERS(R) Variable Universal Life
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 6

Male Non Smoker                                                                                                     Age at Issue: 50
Specified Amount: $100,000                                                                                    Annual Premium: $2,500
Planned Premium Payable Annually for: 30 years                                                Based on: Guaranteed Mortality Charges
Policy Loans and Withdrawals: None                                                                 Projected Dividends: Not Included
Hypothetical Gross Rates of Return: 0%, 6% and 12%                                                          Death Benefit: Option 1*
====================================================================================================================================
End of Year    Premiums
             Accum at 5%              0.00 Gross                          6.00% Gross                        12.00% Gross
               Interest               (-1.62% Net)                        (4.38% Net)                         (10.38% Net)
               per Year
                             Death    Accum Value  Net Cash      Death    Accum Value  Net Cash      Death    Accum Value  Net Cash
                            Benefit                  Value      Benefit                  Value      Benefit                  Value
====================================================================================================================================
    1              2,625     100,000       1,797         206     100,000       1,924         333     100,000       2,052         461
    2              5,381     100,000       3,529       2,017     100,000       3,896       2,385     100,000       4,280       2,769
    3              8,275     100,000       5,191       3,759     100,000       5,915       4,483     100,000       6,701       5,269
    4             11,314     100,000       6,780       5,428     100,000       7,976       6,624     100,000       9,330       7,977
    5             14,505     100,000       8,291       7,098     100,000      10,079       8,885     100,000      12,187      10,993
    6             17,855     100,000       9,720       8,686     100,000      12,220      11,186     100,000      15,294      14,260
    7             21,373     100,000      11,063      10,268     100,000      14,401      13,605     100,000      18,680      17,885
    8             25,066     100,000      12,320      11,763     100,000      16,621      16,064     100,000      22,378      21,821
    9             28,945     100,000      13,484      13,166     100,000      18,879      18,561     100,000      26,421      26,103
   10             33,017     100,000      14,548      14,548     100,000      21,172      21,172     100,000      30,851      30,851
   15             56,644     100,000      18,239      18,239     100,000      33,286      33,286     100,000      61,040      61,040
   20             86,798     100,000      17,534      17,534     100,000      45,851      45,851     130,352     112,372     112,372
   25            125,284     100,000       8,869       8,869     100,000      58,727      58,727     209,373     195,676     195,676
   30            174,402        ****        ****        ****     100,000      72,506      72,506     347,133     330,602     330,602
====================================================================================================================================

IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the Owner's choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 1 the death benefit is the greater of (1) the Specified Amount or
(2) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio described in the section of the prospectus titled POLICY BENEFITS, Death Proceeds - Death Benefit Options 1 and 2.

** Policy terminated prior to year 30.


                          ILLUSTRATION OF POLICY VALUES
                       MEMBERS(R) Variable Universal Life
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 7

Male Non Smoker                                                                                                     Age at Issue: 50
Specified Amount: $100,000                                                                                    Annual Premium: $2,500
Planned Premium Payable Annually for: 30 years                                                   Based on: Current Mortality Charges
Policy Loans and Withdrawals: None                                                                     Projected Dividends: Included
Hypothetical Gross Rates of Return: 0%, 6% and 12%                                                          Death Benefit: Option 2*
====================================================================================================================================
End of Year    Premiums
             Accum at 5%              0.00 Gross                          6.00% Gross                          12.00% Gross
               Interest               (-1.62% Net)                        (4.38% Net)                           (10.38% Net)
               per Year
                           Death    Accum Value  Net Cash      Death    Accum Value  Net Cash   Death Benefit  Accum Value  Net Cash
                          Benefit                  Value      Benefit                  Value                                 Value
====================================================================================================================================
  1              2,625     101,786       1,786         195     101,912       1,912         321        102,039       2,039        448
  2              5,381     103,507       3,507       1,996     103,872       3,872       2,360        104,253       4,253      2,741
  3              8,275     105,161       5,161       3,729     105,876       5,876       4,444        106,653       6,653      5,221
  4             11,314     106,746       6,746       5,394     107,925       7,925       6,573        109,259       9,259      7,906
  5             14,505     108,265       8,265       7,072     110,022      10,022       8,829        112,091      12,091     10,898
  6             17,855     109,719       9,719       8,685     112,169      12,169      11,135        115,175      15,175     14,141
  7             21,373     111,084      11,084      10,288     114,342      14,342      13,546        118,509      18,509     17,713
  8             25,066     112,360      12,360      11,803     116,542      16,542      15,985        122,118      22,118     21,561
  9             28,945     113,541      13,541      13,223     118,761      18,761      18,443        126,022      26,022     25,704
 10             33,017     114,625      14,625      14,625     120,997      20,997      20,997        130,249      30,249     30,249
 15             56,644     121,385      21,385      21,385     135,933      35,933      35,933        162,062      62,062     62,062
 20             86,798     125,019      25,019      25,019     151,769      51,769      51,769        211,939     111,939    111,939
 25            125,284     124,238      24,238      24,238     167,837      67,837      67,837        293,197     193,197    193,197
 30            174,402     115,771      15,771      15,771     179,794      79,794      79,794        422,204     322,204    322,204
====================================================================================================================================

IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the Owner's choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 2 the death benefit is the greater of (1) the Specified Amount plus the Accumulated Value on date of death, or (2) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio described in the section of the prospectus titled POLICY BENEFITS, Death Proceeds - Death Benefit Options 1 and 2.


                          ILLUSTRATION OF POLICY VALUES
                       MEMBERS(R) Variable Universal Life
                  ISSUED BY CUNA MUTUAL LIFE INSURANCE COMPANY
                                    NUMBER 8

Male Non Smoker                                                                                                     Age at Issue: 50
Specified Amount: $100,000                                                                                    Annual Premium: $2,500
Planned Premium Payable Annually for: 30 years                                                Based on: Guaranteed Mortality Charges
Policy Loans and Withdrawals: None                                                                 Projected Dividends: Not Included
Hypothetical Gross Rates of Return: 0%, 6% and 12%                                                          Death Benefit: Option 2*
====================================================================================================================================
End of Year    Premiums
             Accum at 5%              0.00 Gross                          6.00% Gross                         12.00% Gross
               Interest               (-1.62% Net)                        (4.38% Net)                         (10.38% Net)
               per Year
                             Death    Accum Value  Net Cash      Death    Accum Value  Net Cash      Death    Accum Value   Net Cash
                            Benefit                  Value      Benefit                  Value      Benefit                  Value
====================================================================================================================================
   1              2,625     101,786       1,786         195     101,912       1,912         321     102,039       2,039          448
   2              5,381     103,496       3,496       1,985     103,861       3,861       2,349     104,241       4,241        2,729
   3              8,275     105,125       5,125       3,693     105,839       5,839       4,407     106,614       6,614        5,182
   4             11,314     106,667       6,667       5,314     107,840       7,840       6,488     109,168       9,168        7,816
   5             14,505     108,114       8,114       6,921     109,859       9,859       8,665     111,914      11,914       10,721
   6             17,855     109,463       9,463       8,428     111,886      11,886      10,852     114,864      14,864       13,830
   7             21,373     110,706      10,706       9,910     113,917      13,917      13,122     118,032      18,032       17,236
   8             25,066     111,840      11,840      11,283     115,946      15,946      15,389     121,434     121,434       20,877
   9             28,945     112,858      12,858      12,540     117,962      17,962      17,644     125,085     125,085       24,767
  10             33,017     113,750      13,750      13,750     119,953      19,953      19,953     128,998     128,998       28,998
  15             56,644     116,066      16,066      16,066     129,159      29,159      29,159     153,206     153,206       53,206
  20             86,798     112,946      12,946      12,946     134,513      34,513      34,513     185,909     185,909       85,909
  25            125,284     101,329       1,329       1,329     131,112      31,112      31,112     227,986     227,986      127,986
  30            174,402        ****        ****        ****     110,372      10,372      10,372     277,872     277,872      177,872
====================================================================================================================================

IMPORTANT NOTICE: The hypothetical investment rates of return shown are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the Owner's choice of investment allocations and the investment results of each series of each underlying fund. The death benefits and Policy values would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual Policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

*Under Option 2 the death benefit is the greater of (1) the Specified Amount plus the Accumulated Value on date of death, or (2) the Accumulated Value on the date of death multiplied by the Death Benefit Ratio described in the section of the prospectus titled POLICY BENEFITS, Death Proceeds - Death Benefit Options 1 and 2.

** Policy terminated prior to year 30.


                                   APPENDIX B

                     FIRST YEAR CONTINGENT DEFERRED CHARGES
                         PER $1,000 OF SPECIFIED AMOUNT

---------- -------------------------------------------------- -----------------------------------------------
  Issue                          MALE                                             FEMALE
           -------------------------------------------------- -----------------------------------------------
   Age                 COMPOSITE DAC + DSC = TDC                        COMPOSITE DAC + DSC = TDC
---------- -------------------------------------------------- -----------------------------------------------
    0            .75              .20              .95              .75              .12            .87
    1            .80              .27             1.07              .80              .19            .99
    2            .85              .34             1.19              .85              .26           1.11
    3            .90              .40             1.30              .90              .32           1.22
    4            .95              .47             1.42              .95              .39           1.34
    5           1.00              .54             1.54             1.00              .46           1.46
    6           1.06              .64             1.70             1.06              .53           1.59
    7           1.12              .76             1.88             1.12              .60           1.72
    8           1.18              .88             2.06             1.18              .67           1.85
    9           1.25              .99             2.24             1.25              .73           1.98
   10           1.31             1.08             2.39             1.31              .80           2.11
   11           1.37             1.14             2.51             1.37              .86           2.23
   12           1.43             1.19             2.62             1.43              .92           2.35
   13           1.49             1.22             2.71             1.49              .97           2.46
   14           1.55             1.25             2.80             1.55             1.02           2.57
   15           1.60             1.28             2.88             1.60             1.07           2.67
   16           1.64             1.30             2.94             1.64             1.10           2.74
   17           1.67             1.32             2.99             1.67             1.13           2.80
   18           1.69             1.34             3.03             1.69             1.16           2.85
   19           1.73             1.37             3.10             1.73             1.19           2.92
---------- ---------------- --------------- ----------------- -----------------------------------------------

---------- ---------------- --------------- ----------------- -----------------------------------------------
  Issue                          MALE                                             FEMALE
           -------------------------- ----------------------- -----------------------------------------------
   Age            STANDARD                   NONSMOKER               STANDARD                NONSMOKER
                DAC + DSC = TDC          DAC + DSC = TDC         DAC + DSC = TDC         DAC + DSC = TDC
---------- -------------------------- ----------------------- ----------------------- -----------------------
   20         1.80     1.44    3.24      1.80    1.41    3.21    1.80   1.25     3.05    1.80    1.23    3.03
   21         1.89     1.60    3.49      1.89    1.48    3.37    1.89   1.39     3.28    1.89    1.29    3.18
   22         1.99     1.75    3.74      1.99    1.57    3.56    1.99   1.52     3.51    1.99    1.38    3.37
   23         2.12     1.88    4.00      2.12    1.66    3.78    2.12   1.63     3.75    2.12    1.45    3.57
   24         2.26     1.99    4.25      2.26    1.77    4.03    2.26   1.72     3.98    2.26    1.53    3.79
   25         2.42     2.08    4.50      2.42    1.87    4.29    2.42   1.79     4.21    2.42    1.60    4.02
   26         2.61     2.18    4.79      2.61    1.96    4.57    2.61   1.90     4.51    2.61    1.65    4.26
   27         2.83     2.28    5.11      2.83    2.05    4.88    2.83   2.02     4.85    2.83    1.68    4.51
   28         3.07     2.38    5.45      3.07    2.14    5.21    3.07   2.15     5.22    3.07    1.70    4.77
   29         3.31     2.51    5.82      3.31    2.24    5.55    3.31   2.28     5.59    3.31    1.74    5.05
   30         3.55     2.63    6.18      3.55    2.34    5.89    3.55   2.40     5.95    3.55    1.78    5.33
   31         3.78     2.76    6.54      3.78    2.45    6.23    3.78   2.53     6.31    3.78    1.85    5.63
   32         4.02     2.89    6.91      4.02    2.57    6.59    4.02   2.66     6.68    4.02    1.91    5.93
   33         4.25     3.05    7.30      4.25    2.70    6.95    4.25   2.79     7.04    4.25    2.00    6.25
   34         4.49     3.21    7.70      4.49    2.83    7.32    4.49   2.93     7.42    4.49    2.08    6.57
   35         4.74     3.39    8.13      4.74    2.97    7.71    4.74   3.05     7.79    4.74    2.16    6.90
   36         4.99     3.59    8.58      4.99    3.12    8.11    4.99   3.18     8.17    4.99    2.23    7.22
   37         5.25     3.80    9.05      5.25    3.28    8.53    5.25   3.30     8.55    5.25    2.30    7.55
   38         5.51     4.03    9.54      5.51    3.44    8.95    5.51   3.43     8.94    5.51    2.37    7.88
   39         5.78     4.29   10.07      5.78    3.62    9.40    5.78   3.54     9.32    5.78    2.44    8.22
---------- -------- ------- --------- ------- ------- ------- ------ -------- ------- ------- ------- -------


                                   APPENDIX B

                     FIRST YEAR CONTINGENT DEFERRED CHARGES
                         PER $1,000 OF SPECIFIED AMOUNT

------------ ------------------------------------------------ -----------------------------------------------
   ISSUE                          MALE                                            FEMALE
             ------------------------------------------------ -----------------------------------------------
    AGE            STANDARD                NONSMOKER                STANDARD                NONSMOKER
                DAC + DSC = TDC          DAC + DSC = TDC         DAC + DSC = TDC         DAC + DSC = TDC
------------ ----------------------- ------------------------ ----------------------- -----------------------
    40        6.06    4.56   10.62    6.06    3.81    9.87     6.06    3.64    9.70    6.06    2.52    8.58
    41        6.35    4.86   11.21    6.35    4.01    10.36    6.35    3.71   10.06    6.35    2.61    8.96
    42        6.64    5.18   11.82    6.64    4.22    10.86    6.64    3.77   10.41    6.64    2.71    9.35
    43        6.95    5.51   12.46    6.95    4.44    11.39    6.95    3.81   10.76    6.95    2.81    9.76
    44        7.27    5.87   13.14    7.27    4.67    11.94    7.27    3.85   11.12    7.27    2.91   10.18
    45        7.60    6.26   13.86    7.60    4.93    12.53    7.60    3.92   11.52    7.60    3.04   10.64
    46        7.94    6.67   14.61    7.94    5.20    13.14    7.94    3.98   11.92    7.94    3.16   11.10
    47        8.27    7.12   15.39    8.27    5.49    13.76    8.27    4.03   12.30    8.27    3.29   11.56
    48        8.63    7.58   16.21    8.63    5.78    14.41    8.63    4.10   12.73    8.63    3.43   12.06
    49        9.02    8.06   17.08    9.02    6.10    15.12    9.02    4.23   13.25    9.02    3.60   12.62
    50        9.46    8.54   18.00    9.46    6.45    15.91    9.46    4.45   13.91    9.46    3.82   13.28
    51        9.97    9.03   19.00    9.97    6.82    16.79    9.97    4.80   14.77    9.97    4.10   14.07
    52       10.54    9.53   20.07   10.54    7.20    17.74   10.54    5.25   15.79   10.54    4.44   14.98
    53       11.13   10.05   21.18   11.13    7.61    18.74   11.13    5.76   16.89   11.13    4.81   15.94
    54       11.73   10.58   22.31   11.73    8.05    19.78   11.73    6.27   18.00   11.73    5.19   16.92
    55       12.31   11.12   23.43   12.31    8.52    20.83   12.31    6.73   19.04   12.31    5.55   17.86
    56       12.85   11.63   24.48   12.85    9.00    21.85   12.85    7.11   19.96   12.85    5.85   18.70
    57       13.39   12.08   25.47   13.39    9.45    22.84   13.39    7.41   20.80   13.39    6.10   19.49
    58       13.92   12.58   26.50   13.92    9.96    23.88   13.92    7.73   21.65   13.92    6.38   20.30
    59       14.46   13.22   27.68   14.46   10.58    25.04   14.46    8.13   22.59   14.46    6.74   21.20
    60       15.00   14.11   29.11   15.00   11.39    26.39   15.00    8.71   23.71   15.00    7.30   22.30
    61       15.00   14.87   29.87   15.00   12.01    27.01   15.00    9.53   24.53   15.00    8.08   23.08
    62       15.00   15.48   30.48   15.00   12.42    27.42   15.00   10.32   25.32   15.00    8.84   23.84
    63       15.00   16.00   31.00   15.00   12.73    27.73   15.00   11.06   26.06   15.00    9.55   24.55
    64       15.00   16.50   31.50   15.00   13.04    28.04   15.00   11.71   26.71   15.00   10.20   25.20
    65       15.00   17.05   32.05   15.00   13.45    28.45   15.00   12.25   27.25   15.00   10.75   25.75
    66       15.00   17.58   32.58   15.00   13.96    28.96   15.00   12.60   27.60   15.00   11.18   26.18
    67       15.00   18.05   33.05   15.00   14.50    29.50   15.00   12.78   27.78   15.00   11.49   26.49
    68       15.00   18.55   33.55   15.00   15.07    30.07   15.00   12.91   27.91   15.00   11.74   26.74
    69       15.00   19.19   34.19   15.00   15.70    30.70   15.00   13.07   28.07   15.00   12.00   27.00
    70       15.00   20.07   35.07   15.00   16.39    31.39   15.00   13.39   28.39   15.00   12.31   27.31
    71       15.00   21.52   36.52   15.00   17.25    32.25   15.00   14.01   29.01   15.00   12.72   27.72
    72       15.00   22.97   37.97   15.00   18.12    33.12   15.00   14.64   29.64   15.00   13.12   28.12
    73       15.00   24.41   39.41   15.00   18.98    33.98   15.00   15.26   30.26   15.00   13.53   28.53
    74       15.00   25.86   40.86   15.00   19.85    34.85   15.00   15.89   30.89   15.00   13.93   28.93
    75       15.00   27.31   42.31   15.00   20.71    35.71   15.00   16.51   31.51   15.00   14.34   29.34
------------ ------- ------- ------- ------- ------- -------- ------- ------- ------- ------- ------- -------

   COLUMN HEADINGS: DAC = First Year Contingent Deferred Administrative Charge
                DSC = First Year Contingent Deferred Sales Charge
                     TDC = Total First Year Deferred Charge

                                   APPENDIX C

                     FIRST YEAR CONTINGENT DEFERRED CHARGES
                         PER $1,000 OF SPECIFIED AMOUNT
                                     UNISEX

---------- ------------------------------------------------- ------- ------------------------ ------------------------
  Issue                       COMPOSITE                      Issue           SMOKER                  NONSMOKER
   Age                     DAC + DSC = TDC                    Age        DAC + DSC = TDC          DAC + DSC = TDC
---------- ------------------------------------------------- ------- ------------------------ ------------------------
    0            .75              .18             .93          40      6.06    4.38   10.44     6.06    3.55    9.61
    1            .80              .25            1.05          41      6.35    4.63   10.98     6.35    3.73   10.08
    2            .85              .32            1.17          42      6.64    4.90   11.54     6.64    3.92   10.56
    3            .90              .38            1.28          43      6.95    5.17   12.12     6.95    4.11   11.06
    4            .95              .45            1.40          44      7.27    5.47   12.74     7.27    4.32   11.59
    5           1.00              .52            1.52          45      7.60    5.79   13.39     7.60    4.55   12.15
    6           1.06              .62            1.68          46      7.94    6.13   14.07     7.94    4.79   12.73
    7           1.12              .73            1.85          47      8.27    6.50   14.77     8.27    5.05   13.32
    8           1.18              .84            2.02          48      8.63    6.88   15.51     8.63    5.31   13.94
    9           1.25              .94            2.19          49      9.02    7.29   16.31     9.02    5.60   14.62
   10           1.31             1.02            2.33          50      9.46    7.72   17.18     9.46    5.92   15.38
   11           1.37             1.08            2.45          51      9.97    8.18   18.15     9.97    6.28   16.25
   12           1.43             1.14            2.57          52     10.54    8.67   19.21    10.54    6.65   17.19
   13           1.49             1.17            2.66          53     11.13    9.19   20.32    11.13    7.05   18.18
   14           1.55             1.20            2.75          54     11.73    9.72   21.45    11.73    7.48   19.21
   15           1.60             1.24            2.84          55     12.31   10.24   22.55    12.31    7.93   20.24
   16           1.64             1.26            2.90          56     12.85   10.73   23.58    12.85    8.37   21.22
   17           1.67             1.28            2.95          57     13.39   11.15   24.54    13.39    8.78   22.17
   18           1.69             1.30            2.99          58     13.92   11.61   25.53    13.92    9.24   23.16
   19           1.73             1.33            3.06          59     14.46   12.20   26.66    14.46    9.81   24.27
---------- ------------------------ ------------------------
  Issue            SMOKER                  NONSMOKER           60    15.00    13.03   28.03   15.00    10.57   25.57
   Age         DAC + DSC = TDC          DAC + DSC = TDC        61    15.00    13.80   28.80   15.00    11.22   26.22
---------- ------------------------ ------------------------
   20       1.80    1.40     3.20    1.80    1.37     3.17     62    15.00    14.45   29.45   15.00    11.70   26.70
   21       1.89    1.56     3.45    1.89    1.44     3.33     63    15.00    15.01   30.01   15.00    12.09   27.09
   22       1.99    1.70     3.96    1.99    1.53     3.52     64    15.00    15.54   30.54   15.00    12.47   27.47
   23       2.12    1.83     3.95    2.12    1.62     3.74     65    15.00    16.09   31.09   15.00    12.91   27.91
   24       2.26    1.94     4.20    2.26    1.72     3.98     66    15.00    16.58   31.58   15.00    13.40   28.40
   25       2.42    2.02     4.44    2.42    1.82     4.24     67    15.00    17.00   32.00   15.00    13.90   28.90
   26       2.61    2.12     4.73    2.61    1.90     4.51     68    15.00    17.42   32.42   15.00    14.40   29.40
   27       2.83    2.23     5.06    2.83    1.98     4.81     69    15.00    17.97   32.97   15.00    14.96   29.96
   28       3.07    2.33     5.40    3.07    2.05     5.12     70    15.00    18.73   33.73   15.00    15.57   30.57
   29       3.31    2.46     5.77    3.31    2.14     5.45     71    15.00    20.02   35.02   15.00    16.34   31.34
   30       3.55    2.58     6.13    3.55    2.23     5.78     72    15.00    21.30   36.30   15.00    17.12   32.12
   31       3.78    2.71     6.49    3.78    2.33     6.11     73    15.00    22.58   37.58   15.00    17.89   32.89
   32       4.02    2.84     6.86    4.02    2.44     6.46     74    15.00    23.87   38.87   15.00    18.67   33.67
   33       4.25    3.00     7.25    4.25    2.56     6.81     75    15.00    25.15   40.15   15.00    19.44   34.44
   34       4.49    3.15     7.64    4.49    2.68     7.17
   35       4.74    3.32     8.06    4.74    2.81     7.55
   36       4.99    3.51     8.50    4.99    2.94     7.93
   37       5.25    3.70     8.95    5.25    3.08     8.33
   38       5.51    3.91     9.42    5.51    3.23     8.74
   39       5.78    4.14     9.92    5.78    3.38     9.16
---------- ------- -------- ------- ------- -------- ------- ------- -------- ------- ------- -------- ------- -------

   COLUMN HEADINGS: DAC = First Year Contingent Deferred Administrative Charge
                DSC = First Year Contingent Deferred Sales Charge
                     TDC = Total First Year Deferred Charge

                                   APPENDIX D

                               DEATH BENEFIT RATIO

The Death Benefit Ratio required by the Internal Revenue Code for treatment of the Policy as a life insurance Policy.

       Attained Age   |        Death Benefit Ratio
       --------------------------------------------------
             0-40     |                 2.50
             41       |                 2.43
             42       |                 2.36
             43       |                 2.29
             44       |                 2.22
             45       |                 2.15
     ----------------------------------------------------
             46       |                 2.09
             47       |                 2.03
             48       |                 1.97
             49       |                 1.91
             50       |                 1.85
     ----------------------------------------------------
             51       |                 1.78
             52       |                 1.71
             53       |                 1.64
             54       |                 1.57
             55       |                 1.50
     ----------------------------------------------------
             56       |                 1.46
             57       |                 1.42
             58       |                 1.38
             59       |                 1.34
             60       |                 1.30
     ----------------------------------------------------
             61       |                 1.28
             62       |                 1.26
             63       |                 1.24
             64       |                 1.22
             65       |                 1.20
     ----------------------------------------------------
             66       |                 1.19
             67       |                 1.18
             68       |                 1.17
             69       |                 1.16
             70       |                 1.15
     ----------------------------------------------------
             71       |                 1.13
             72       |                 1.11
             73       |                 1.09
             74       |                 1.07
             75-90    |                 1.05
     ----------------------------------------------------
             91       |                 1.04
             92       |                 1.03
             93       |                 1.02
             94       |                 1.01
             95       |                 1.00
     ----------------------------------------------------

                                     PART II

                                  UNDERTAKINGS

1. Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission (the "SEC") such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the SEC theretofore or hereafter duly adopted pursuant to authority conferred in that section.

2. Section 11 of the Bylaws of CUNA Mutual Life Insurance Company provides for indemnification of officers and directors of the Company against claims and liabilities the officers or directors become subject to by reason of having served as officer or director of the Company or any subsidiary or affiliate company. Such indemnification covers liability for all actions alleged to have been taken, omitted, or neglected by such person in the line of duty as director or officer, except liability arising out of the officers' or directors' willful misconduct.

3. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

                                 REPRESENTATIONS


CUNA Mutual Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by CUNA Mutual Life Insurance Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

         The facing sheet.

         The Prospectus consisting of 111 pages.

         Undertakings.

         Representations.

         The signatures.

         Written consent or opinion of the following persons:

                  PricewaterhouseCoopers LLP Consent
                  Scott Allen - Associate Actuary

         The following exhibits:

1.   Exhibits required by paragraph A of instructions for Exhibits in Form
     N-8B-2:

     1. Resolutions of the Board of Directors of CUNA Mutual Life Insurance Company. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

     2.       Not Applicable

     3. Distribution Agreement between CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc. effective January 1, 1996. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

              Servicing Agreement related to the Distribution Agreement between CUNA Mutual Life Insurance Company and CUNA Brokerage Services, Inc. effective January 1, 1996. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

     4.       a.       Termination Agreement dated December 31, 1993 concerning
                       Agreement Governing Contribution dated September 30,
                       1983. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                       Agreement Governing Contribution. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

              b. Termination Agreement dated December 31, 1993 concerning Agreement Governing Contribution dated May 31, 1988. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                       Agreement Governing Contribution. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

     5.       a.       Standard VUL Contract Form 5202. Incorporated herein by
                       reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                       i. Accelerated Benefit Option Endorsement, Form 1668. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                       ii. Accidental Death Benefit Rider, Form 3601. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                       iii. Guaranteed Insurability Rider, Form 3652. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                       iv. Waiver of Monthly Deduction, Form 3955. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                       v. Other Insured Rider, Form 3956. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                       vi. Automatic Increase Rider, Form 3957 1085. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                       vii. Child Rider, Form 6005. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                       viii. Juvenile Rider, Form 6012. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                       ix. Level Term Rider (Sex-Distinct), Form 6017. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                       x. Waiver of Premium and Monthly Deduction Disability Benefit Rider, Form 6029 0994. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                       xi. Executive Benefit Plan Endorsement, Form EBP. Incorporated herein by reference to post-effective amendment number 18 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on February 24, 1999.

              b. Unisex Version Form 5203. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                       i. Level Term Rider (Unisex), Form 6018. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

                       ii. 403(B) Endorsement, Form 1608(VUL) 0994 Incorporated herein by reference to post-effective amendment number17 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 17, 1998.

              c. State Variation List. Incorporated herein by reference to post-effective amendment number 18 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on February 24, 1999.

     6.       a.       Articles of Incorporation of the Company.  Incorporated
                       herein by reference to post-effective amendment number 15 to this Form S-6 registration statement (File No.
                       33-19718) filed with the Commission on April 18, 1997.

              b.       Bylaws.

     7.       Not Applicable

     8. Servicing Agreement Between CUNA Mutual Life Insurance Company and CIMCO Inc. dated May 1, 1997. Incorporated herein by reference to post-effective amendment number 18 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on February 24, 1999.

     9.       a.       Participation Agreement between T. Rowe Price
                       International Series, Inc. and the Company dated April
                       22, 1994. Amendment to Participation Agreement dated
                       November 1994. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

              b. Amendment to Participation Agreement among T. Rowe Price International Series, Inc., T. Rowe Price Investment Services, Inc., and CUNA Mutual Life Insurance Company dated September 22, 1999. Incorporated by reference to post-effective amendment number 20 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 27, 2000.

              c. Participation Agreement between MFS Variable Insurance Trust and the Company dated April 29, 1994. Amendment to Participation Agreement dated November 1994. Amendment to Participation Agreement effective May 1, 1996. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

              d. Third Amendment to Participation Agreement between MFS Variable Insurance Trust, CUNA Mutual Life Insurance Company and Massachusetts Financial Services Company dated September 23, 1999. Incorporated by reference to post-effective amendment number 20 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 27, 2000.

              e. Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., and CUNA Mutual Life Insurance Company dated May 1, 2000.

     10. Application. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

2. Opinion of Counsel. Incorporated herein by reference to post-effective amendment number 14 to this Form S-6 registration statement (File No. 33-19718) filed with the Commission on April 18, 1996.

3.       Not applicable

4.       Not applicable

5.       Not applicable

6.       Not applicable

Power of Attorney.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, CUNA Mutual Life Variable Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Madison, and State of Wisconsin, on the 24 of April, 2002.


                                 CUNA Mutual Life Variable Account (Registrant)


                                 By:/s/Michael B. Kitchen
                                    Michael B. Kitchen
                                    President


Pursuant to the requirements of the Securities Act of 1933, the depositor, CUNA Mutual Life Insurance Company, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in the City of Madison, and State of Wisconsin, on the 24 of April, 2002.


                                 CUNA Mutual Life Insurance Company (Depositor)


                                 By:/s/Michael B. Kitchen
                                    Michael B. Kitchen
                                    President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated and on the dates indicated.

SIGNATURES AND TITLE                        DATE        SIGNATURES AND TITLE                        DATE

James C. Barbre                              *          /s/Michael B. Kitchen                       04/24/02
--------------------------------------                  --------------------------------------
James C. Barbre, Director                               Michael B. Kitchen, Director


Robert W. Bream                              *          Brian L. McDonnell                           *
--------------------------------------                  --------------------------------------
Robert W. Bream, Director                               Brian L. McDonnell, Director


James L. Bryan                               *          C. Alan Peppers                              *
--------------------------------------                  -------------------------------------
James L. Bryan, Director                                C. Alan Peppers, Director


Loretta M. Burd                              *          Neil A. Springer                             *
--------------------------------------                  -------------------------------------
Loretta M. Burd, Director                               Neil A. Springer, Director


Ralph B. Canterbury                          *          Farouk D. G. Wang                            *
--------------------------------------                  -------------------------------------
Ralph B. Canterbury, Director                           Farouk D. G. Wang, Director


Rudolf J. Hanley                             *          Larry T. Wilson                              *
--------------------------------------                  -------------------------------------
Rudolf J. Hanley, Director                              Larry T. Wilson, Director


Jerald R. Hinrichs                           *          /s/Kevin S. Thompson                        04/24/02
--------------------------------------                  -------------------------------------
Jerald R. Hinrichs, Director                            Kevin S. Thompson, Attorney-In-Fact

*Pursuant to Powers of Attorney filed herewith

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following person in the capacity indicated on the date indicated.

SIGNATURE AND TITLE                                    DATE

/s/Michael G. Joneson                                  04/24/02
Michael G. Joneson
Vice President -  Forecasting & Planning


/s/Jeffrey D. Holley                                   04/24/02
Jeffrey D. Holley
Chief Financial Officer


/s/Michael B. Kitchen                                  04/24/02
Michael B. Kitchen
President and Chief Executive Officer

                                INDEX TO EXHIBITS

6.       b.       Bylaws.

Consent of PricewaterhouseCoopers LLP

Consent of Scott Allen - Associate Actuary

Powers of Attorney

                              Exhibit 6. b. Bylaws.

                             Bylaws of the Company.


                       CUNA Mutual Life Insurance Company
                                  Waverly, Iowa

                                    Restated
                                     BYLAWS

                                    ARTICLE I
                                   Definitions

Section 1.1. Terms. When used in these Bylaws, the terms hereinafter provided shall have the meanings assigned to them unless another meaning is explicitly indicated.

(a) Member: shall mean a Member of this Company as defined and described in the Company's Articles.

(b) Policy: shall mean a life insurance policy, accident and health policy, or annuity contract on an individual or group basis and shall not include group insurance certificates, settlement contracts, depository contracts, or certificates of any kind issued for the purpose of managing or holding insurance or annuity contract proceeds when a life policy, accident and health policy, or annuity contract terminates, expires or otherwise matures by reason of death, surrender or maturity in its ordinary course or otherwise.

(c) Record Date: shall mean the date determined by the Board of Directors to establish the identity of persons who are Members or Voting Members from data contained in the Company's records.

(d) Voting Member: shall mean a Member who meets all of the eligibility requirements for voting as provided in Section 2.1.

                                   ARTICLE II
                            Voting Rights of Members

Section 2.1. Eligibility to Vote. Only those Members who have attained age sixteen (16) on or prior to the Record Date for any meeting shall be eligible to vote at Members' Meetings. In the case of multiple ownership of any Policy, the persons designated owners or co-owners on the Company's records as of such Record Date shall be deemed collectively to be the Voting Member and shall designate one of their number to cast their vote. In the case where ownership is claimed by right of assignment, the assignee, if shown on the Company's records to be the owner as of such Record Date, shall be deemed the Voting Member. In the case of group policies, the holder of the master policy, and not those persons holding certificates under the master policy, shall be deemed the Voting Member.

Section 2.2. Exercise of Voting Rights. Each Voting Member shall be entitled to cast one (1) vote on each matter to come before a meeting of the Members, either in person or through an attorney in fact designated in a written proxy which meets the requirements of Section 2.4, regardless of the number of policies or the amount of insurance or the number of lives insured under any Policy or Policies owned or controlled by the Voting Member. Except when electing Directors, voting by Members at any regular or special meeting of the Members may be by voice vote unless the vote is not all "yea" or "nay" in which case the vote shall be by written ballot. Each ballot may contain more than one question or proposition. Any attorney in fact holding the voting power of more than one Member may cast all such votes on one ballot, provided that the ballot shows on its face the number of votes being cast and provided it is verified by the Voting Inspectors as having been cast in accordance with the voting rights acquired by proxy from the persons whose votes are being cast by proxy.

Section 2.3. Electing Directors. The vote for a Director or Directors at a meeting of Members shall be by written ballot. Each Voting Member shall be entitled to cast one (1) vote for each Director's office to be filled. Those eligible candidates receiving the highest number of votes cast at such meeting shall be declared elected.

Section 2.4. Proxy Requirements. No proxy shall be valid unless it is evidenced by a written form (either paper or electronic) executed by a Voting Member or his or her legal representative within two (2) months prior to the meeting for which such proxy was given. Whether or not the duration of such proxy is specified on the proxy form, all such proxy authority shall be limited to thirty
(30) days subsequent to the date of such meeting or any adjournment thereof, and no proxy shall be valid beyond the date of such limitation. Unless a Voting Member's proxy shall be received by the Secretary at least one (1) day prior to the meeting or election at which it is to be used, it shall not qualify to be voted on behalf of the Voting Member. Any proxy may, by its terms, be limited as to its use, purpose, or manner in which it is to be used at the meeting or election for which it is given. Any such proxy authority shall be revocable by the Voting Member or his or her legal representative at any time prior to such meeting and shall be deemed to have been revoked when the person executing the proxy is present at the meeting and elects to vote in person.

Section 2.5. Proxy Solicitation by this Company. This Company may solicit proxies from Voting Members and provide such information as this Company deems pertinent with respect to the candidates for election as Directors of this Company or matters being voted upon at the meeting. The fact that this Company, by mail or otherwise, solicits a proxy from any person shall not constitute nor be construed as an admission of the validity of any Policy or that such person is a Member entitled to vote at the meeting, and such fact shall not be competent evidence in any action or proceeding in which the validity of any Policy or any claim under it is at issue.

                                   ARTICLE III
                                Members' Meetings

Section 3.1. Annual Meeting. There shall be an annual meeting of Members for the purpose of electing Directors and conducting such business as may properly come before the meeting. Such annual meeting of Members shall be held on the second Friday in May in the principal office of this Company on Heritage Way, Waverly, Iowa, at the hour of 9:00 a.m. unless the Board otherwise directs. No notice of such annual meeting need be given except as required by law, unless the Board designates another date or time or place for the meeting.

Section 3.2. Special Voting and Special Meetings. A special voting of Members or special meeting(s) of Members may be called at any time pursuant to a duly adopted Board resolution or upon a petition filed with the Secretary containing a complete description of the proposition or propositions to be voted on, the signatures, the printed names and addresses and the policy numbers of at least one percent (1%) of the Voting Members. A written notice summarizing the purpose shall be given.

Section 3.3. Presiding Officer. The Chairman of the Board, or in the absence of the Chairman, the Vice Chairman, or in the absence of both, the President shall preside over meetings of the Members. The Secretary or any Assistant Secretary of this Company shall act as secretary for the meetings.

Section 3.4. Place of Meetings. The place of all meetings of Members shall be the principal office of this Company in Waverly, Iowa, unless another place is designated by the Board, either within or without the state of Iowa, and is specified in the notice of the meeting.

Section 3.5. Manner of Giving Notice. Whenever written notice is required, it shall state the time, date and place of the meeting and, if for a special vote or a special meeting, a summary of the purpose. Notice shall be given by mailing a copy of the notice to Voting Members not more than ninety (90) nor less than thirty (30) days prior to the day of the meeting. Notice shall be deemed to have been given to a Voting Member when a copy of such notice has been deposited in the mail (by electronic or standard delivery), addressed to the owner or the legal representative of the owner of any policy used to identify a Member as a Voting Member, at his or her post office address as the same appears on this Company's records as of the Record Date for the notice, with postage prepaid. Failure to provide notice to all Voting Members, when notice is required, shall not invalidate a meeting unless such failure was intended and such intentional failure can be shown to have been caused by a willful or deliberate act. If the date or place of an annual meeting of Members is changed by the Board after this Company has sent or commenced to send notices or if prior to the date of any meeting of Members or any adjournment thereof the notice of such meeting shall be deficient, the Board may order a notice by publication in at least two (2) newspapers of general circulation, one of which shall be located in Des Moines, Iowa, and one in Waterloo, Iowa, at least ten (10) days prior to the meeting, and no other notice shall be required. Such other notice shall be given as may be required by the laws of Iowa pertaining to notice of meetings.

Section 3.6. Quorum. Either twenty-five (25) Voting Members present in person or one thousand (1000) Voting Members present by proxy shall constitute a quorum at any meeting of Members. If a quorum is not present, a majority of the Voting Members present in person or by proxy may only adjourn the meeting from time to time without further notice.

Section 3.7. Required Majority. Except as otherwise expressly provided in the Articles of Incorporation, Bylaws, or by law, a majority of the votes cast by Voting Members present in person and by proxy at any meeting of the Members with a quorum present shall be sufficient for the adoption of any matter to properly come before the meeting.

Section 3.8. Appointment of Voting Inspectors. Prior to each meeting of Members, the Board or its Executive Committee, if any, shall appoint, from among Members who are not Directors, candidates for the office of Director, or Officers of this Company, three (3) or more voting inspectors and one (1) or more alternate inspectors and shall fix their fees, if any. If an inspector so appointed is unable or unwilling to act and no alternate is able or willing or if the Board or Executive Committee has failed to appoint voting inspectors prior to the meeting, the President may appoint voting inspectors or alternates as required from among Members eligible as aforesaid.

Section 3.9. Administration of Proxies and Ballots. All unexpired proxies intended for use at a meeting of Members shall be delivered to the voting inspectors prior to the meeting. The voting inspectors shall verify their validity and tabulate them, certifying their findings and tabulation to the Secretary. At all meetings of the Members, the voting inspectors shall distribute, collect, and tabulate ballots and certify under oath the results of any ballot vote cast by Members. All questions concerning the eligibility of Members to vote and the validity of the vote cast shall be resolved by voting inspectors on the basis of this Company's records. In the absence of challenge before the tabulation of a ballot vote is completed, the inspectors may assume that the signature appearing on a proxy or a ballot is the valid signature of a person entitled to vote, that any person signing in a representative capacity is duly authorized to do so, and that a proxy, if it meets the requirements of
Section 2.4, and otherwise appears to be regular on its face, is valid.

                                   ARTICLE IV
                         Communications Between Members

Section 4.1. Procedure for Facilitating Communication. No Member who is not an officer, Director, or employee of this Company acting in the ordinary course of business shall have access to any of this Company's policyholder records, except such information pertaining to his or her own Policy or Policies as this Company may be reasonably required by law to provide. However, any Member desiring to communicate with other Members in connection with a Members' meeting shall no less than sixty (60) days prior to the date of such meeting furnish a written request addressed to the Secretary containing the following information:

(a) such Member's full name and address and the policy number of any policy owned by the Member

(b)      such Member's reasons for desiring to communicate with other Members

(c)      a copy of the proposed communication

(d) the date of the meeting at which such Member desires to present the matter for consideration

Within fifteen (15) days of receipt of such request, this Company shall furnish the requesting Member with information indicating the number of Voting Members this Company has as of the last day of the month immediately preceding and provide an estimate of all costs and expenses for processing and mailing the proposed communication to the membership, or this Company shall advise the Member that this Company refuses to mail the proposed communication. This Company shall not refuse to mail the proposed communication unless it has first made a determination that the communication is "improper" in accordance with standards provided in Section 4.3 and has followed the procedures provided in
Section 4.2. Within thirty (30) days (or upon a later date if specified by the requesting Member) of receiving an amount equal to all of this Company's estimated costs and expenses and a sufficient number of copies of the proposed communication, this Company shall process and mail the communication to all of the Voting Members by a class of mail specified by the requesting Member, unless the communication has been determined to be improper.

Section 4.2. Determining Whether Communications are Proper. Each request to communicate with other Members shall be reviewed by the Board. If the Board determines that the communication is a proper one, it shall be processed as provided in Section 4.1. If the Board determines the communication to be improper, it shall instruct an appropriate officer to communicate a written refusal specifying the reasons for the refusal.

Section 4.3. Improper Communication Defined. As used in this section, an "improper communication" is one which contains material that

(a) at the time and in the light of the circumstances under which it is made

         (1)      is false or misleading with respect to any material fact or

         (2) omits any material fact necessary to make the statements therein not false or misleading or necessary to correct any statement in an earlier communication on the same subject matter which has become false or misleading or

(b) relates to a personal claim or a personal grievance against this Company, its management or any other party, or apparently seeks personal gain or business advantage by or on behalf of any party or

(c) relates to any matter of a general, economic, political, racial, religious, social or other nature that is not significantly related to the business of this Company or is not within the control of this Company, that is, not within the power of this Company to deal with, alter, or effectuate or

(d)      directly or indirectly and without express factual foundation

         (1)      impugns character, integrity or personal reputation or

         (2)      makes charges concerning improper, illegal or immoral conduct

                                    ARTICLE V
                               Board of Directors

Section 5.1. General Powers. The business and affairs of this Company shall be directed by the Board of Directors which from time to time shall delegate authority and establish guidelines as it deems necessary or appropriate for the exercise of corporate powers by officers and employees in the course of business.

Section 5.2. Number, Eligibility, and Tenure. The Board of Directors shall consist of at least nine (9) and not more than twenty (20) persons as set by the Board from time to time. Directors must be policyholders of this Company. The regular term of office for a Director shall commence when a Director is elected by Members and end at the third (3rd) succeeding annual meeting of the Members, except where a shorter term is provided in order to preserve the Class of Directors. The vacancies on the Board to be filled at each annual meeting of Members shall be the offices of those Directors whose regular terms are scheduled to expire. Unless a Director's regular term of office is sooner terminated by resignation, retirement, legal incapacity, death or removal, each Director elected at an annual meeting of Members shall hold office for the term for which elected and until a successor has been elected or appointed and qualified.

Section 5.3. Classification. Directors shall be divided into three (3) classes, which shall be as nearly equal as possible, according to the expiration date of the regular terms of office. The regular term of office of one of the classes of Directors shall expire at each annual meeting of Members.

Section 5.4. Nomination by Members. Any Member may nominate one or more candidates for the Directors' offices to be filled by election at any annual meeting of Members by filing with the Secretary on behalf of each such candidate, on or before January 31 preceding such annual meeting, a Certificate of Nomination which has been signed by at least one percent (1%) of the Voting Members and which gives the names, occupations and addresses of their candidate or candidates together with a statement signed by said candidates that they will accept office if elected. No signature on any such Certificate shall be counted unless it is also accompanied by the printed name and address and the policy number of a Policy owned by the signator.

Section 5.5. Board Sponsored Nominations. The Board may nominate one or more candidates for the Directors' offices to be filled by election at any annual meeting of Members by nominating a candidate or a slate of candidates in a resolution duly adopted at a regular or special meeting of the Board of Directors and causing a Certificate of Nomination to be filed with the Secretary on behalf of each such candidate at least thirty (30) days prior to the date of the annual meeting of Members. Such Certificate of Nomination shall give the names, occupations, and addresses of their candidate or candidates together with a statement signed by said candidates that they will accept office if elected.

Section 5.6. Removal. A Director may be removed from office for cause by an affirmative vote of three-fourths (3/4) of the Board membership.

Section 5.7. Vacancies. Vacancies on the Board which occur prior to the expiration of a Director's regular term of office by reason of resignation, retirement, legal incapacity, or death, or other vacancies which may occur for any reason in between annual meetings of Members may be filled by appointment made in a duly adopted resolution concurred in by a majority of the Board membership when voting at any meeting of the Board or by appointment made in a unanimous consent action taken in lieu of meeting. A Director appointed to fill a vacancy shall hold office for the unexpired portion of the term to which appointed. Unless a Director's service is otherwise terminated by resignation, retirement, removal, legal incapacity, death or reclassification, a Director, whether appointed or elected, shall serve until a successor is elected or appointed and qualified.

Section 5.8. Nonattendance. Any Director absent from three consecutive regular meetings shall forfeit his office and shall be ineligible for office for six months.

Section 5.9. Compensation. Directors shall be compensated as established by the Board and shall be reimbursed for reasonable expenses incurred in connection with the discharge of their duties and responsibilities.

                                   ARTICLE VI
                                 Board Meetings

Section 6.1. Regular Meetings. A regular annual meeting of the Board of Directors shall be held without other notice than this Bylaw immediately following and at the same place as the annual meeting of Members in the month of May unless the Board of Directors shall direct otherwise. No notice of such annual meeting need be given except as required by law, unless the Board of Directors designates another date or time or place for the meeting. At such meetings, the Directors shall elect the principal officers of this Company as required or permitted by these Bylaws and transact such business as pertains to the annual meetings of the Board. The Board of Directors may provide by resolution, or the Chairman of the Board, Vice Chairman or President may designate, the time, date and place, either within or without the state of Iowa, for the holding of additional regular meetings by giving notice at a regular or special meeting of Directors or by written notice as provided in this Article for special meetings.

Section 6.2. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, Vice Chairman, President or Secretary, and shall be called by the President upon written request of any three (3) Directors. The person or persons authorized to call special meetings of the Board of Directors may fix any place, either within or without the state of Iowa, as the place for holding any such special meeting of the Board of Directors.

Section 6.3. Notice. Notice of any special meeting shall be given at least ninety-six (96) hours previously thereto by written notice delivered personally or by U.S. mail or electronic mail transmission to each Director at his or her home or business address. If mailed, such notice shall be deemed to be delivered when sent electronically or when deposited in the United States mail so addressed, with postage thereon prepaid. Whenever any notice whatever is required to be given to any Director of this Company under the Articles of Incorporation or Bylaws or any provision of law, a waiver thereof in writing, signed at any time whether before or after the time of meeting, by the Director entitled to such notice, shall be deemed equivalent to the giving of such notice. The attendance of a Director at a meeting shall constitute a waiver of notice of such meeting, except where a Director attends a meeting and objects thereat to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

Section 6.4. Quorum. Except as otherwise provided by law or by the Articles of Incorporation or these Bylaws, a majority of the number of Directors authorized and established in accordance with these Bylaws, shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but a majority of the Directors present, though less than such quorum, may adjourn the meeting from time to time without further notice.

Section 6.5. Manner of Acting. The act of the majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors unless the act of a greater number is required by law or by the Articles of Incorporation or these Bylaws.

Section 6.6. Presumption of Assent. A Director of this Company who is present at a meeting of the Board of Directors or a committee thereof at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his/her dissent shall be entered in the minutes of the meeting or unless he/she shall file a written dissent to such action with the person acting as the Secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of this Company immediately after the adjournment of the meeting. Such right to dissent shall not apply to a Director who voted in favor of such action.

Section 6.7. Informal Action Without Meeting. Any action required or permitted by the Articles of Incorporation or these Bylaws or any provision of law to be taken by the Board of Directors at a meeting or by resolution may be taken without a meeting if a consent resolution in writing, setting forth the action so taken shall be signed by all of the Directors then in office. Such consent shall have the same force and effect as a unanimous vote of the Board of Directors.

Section 6.8. Meetings by Telephone Conference. Directors may participate in a meeting of the Board of Directors or a committee thereof by means of telephone conference or similar communications equipment through which all persons participating in the meeting can communicate with each other. Such participation will constitute presence in person at that meeting for the purpose of constituting a quorum and for all other purposes. The place of any meeting held pursuant to this section will be deemed to be the place stated in the minutes of such meeting so long as at least one Director is present at that place at the time of that meeting.

                                   ARTICLE VII
                                   Committees

Section 7.1. Committees. The Chairman of the Board may appoint committees except standing committees or any other committee required to be elected or appointed by the Board of Directors. The Board of Directors by resolution adopted by the affirmative vote of a majority of the number of Directors in attendance at a meeting at which a quorum is present may designate one or more standing committees or other committees required to be elected or appointed by the Board of Directors. Each committee shall consist of three (3) or more Directors or employees of this Company elected or appointed by the Board of Directors or appointed by the Chairman of the Board, in the case of ad hoc committees. Committees shall have, when the members thereof are exclusively members of the Board of Directors, and may exercise, when the Board of Directors is not in session, the powers of the Board of Directors in the management of the business and affairs of this Company, provided that this power is delegated in the initial resolution appointing such committee or as thereafter supplemented or amended by further resolution adopted by a like vote, except action with respect to dividends to policyholders, election of the principal officers or the filling of vacancies on the Board of Directors or committees created pursuant to this Section or as otherwise restricted by law. The Board of Directors or its Chairman, in the case of ad hoc committees, may elect or appoint one (1) or more of its members or employees of this Company as provided in said resolution, as alternate members of any such committee who may take the place of any absent member or members at any meeting of such committee, upon request by the President or upon request by the Chairman of such meeting. Each committee shall fix its own rules governing the conduct of its activities and shall make such reports to the Board of Directors of its activities as the Board of Directors may request.

                                  ARTICLE VIII
                                    Officers

Section 8.1. Principal Officers. The principal officers of this Company shall be Chairman of the Board, Vice Chairman, Secretary, Treasurer, and President. All principal officers and Directors shall be policyholders of this Company.

Section 8.2. Chairman of the Board. The Chairman of the Board shall preside at all meetings of members of this Company and the Board of Directors. The Chairman shall present an annual report to the members and appoint committees which are not standing committees or other committees required to be elected or appointed by the Board of Directors. The Chairman shall perform such other duties as shall be assigned from time to time by the Board of Directors.

Section 8.3. Vice Chairman. The Vice Chairman shall, in the absence or disability of the Chairman of the Board, perform the duties of that office.

Section 8.4. Secretary. The Secretary shall keep or cause to be kept a record of the votes of all elections, minutes of all annual meetings and special meetings of Members of this Company, and all meetings of the Board of Directors. He/She or any of the Assistant Secretaries appointed by the Board shall have the custody of the corporate seal and affix the same to all instruments required to be sealed. He/She shall perform or cause to be performed by an Assistant Secretary, such other duties as are required by law, the Board of Directors, and the Bylaws of this Company.

Section 8.5. Treasurer. The Treasurer shall be the financial officer of the Company . He/She shall be responsible for the custody of all funds and securities of this Company in accordance with the authorization and direction of the Board of Directors. He/She shall be responsible for reporting to the Board of Directors at each regular meeting with respect to the funds and securities of this Company. The Treasurer shall perform such other duties as are assigned by the Board of Directors. He/She shall furnish to the Directors, whenever required by them, such statements and abstracts or records as are necessary for a full exhibit of the financial condition of this Company.

Section 8.6. President. The President shall be the chief executive officer of this Company and, subject to the control of the Board of Directors, shall in general be responsible for the supervision and control of all of the business and operations of this Company. He/She shall be responsible for authorization of expenditure of all funds of this Company as have been approved by the Board of Directors in the budget or that are within the general authority granted by the Board of Directors for expenditure of funds. He/She shall have authority, subject to such rules as may be prescribed by the Board of Directors, to appoint such agents and employees of this Company as shall deemed necessary, to prescribe their powers, duties and compensation, and to delegate authority to them. Such agents and employees shall hold office at the discretion of the President. He/She shall have authority to sign, execute and acknowledge, on behalf of this Company, all deeds, mortgages, bonds, contracts under seal, leases, and all other documents or instruments whether or not under seal which are authorized by or under authority of the Board of Directors provided that any such documents or instruments may, but need not, be countersigned by the Secretary or an Assistant Secretary. Except as otherwise provided by law or the Board of Directors, he/she may authorize any administrative vice president or other officer or agent of this Company to sign, execute and acknowledge such documents or instruments in his/her place and stead. In general, the President shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time. He/She shall prepare or cause to be prepared a report of the business and operations of this Company for the period since the last regular meeting for submission to the Board of Directors at each regular meeting. He/She shall also prepare, or cause to be prepared, an annual proposed budget for submission to the Board of Directors.

Section 8.7. Assistant Treasurer. One or more Assistant Treasurers shall be appointed by the Board of Directors. They shall be responsible for the proper deposit and disbursement of all funds of this Company. They shall keep or cause to be kept regular books of account. They shall deposit or cause to be deposited all funds of this Company in the name of this Company in such financial institutions as are designated for such purpose by the Board of Directors from time to time. They shall be responsible for the proper disbursement of funds of this Company, including responsibility that checks of this Company drawn on any account are signed by such officer or officers, agent or agents, employee or employees of this Company in such manner, including the use of a facsimile signature where authorized, as the Board of Directors has determined or authorized, and they shall perform all of the duties incident to the office of Assistant Treasurer and such other duties as from time to time may be assigned by the Treasurer.


Section 8.8. Other Assistants and Acting Officers. The Board of Directors shall have the power to appoint any person to act as assistant to any officer or to perform the duties of such officer whenever for any reason it is impracticable for such officer to act personally. Such assistant or acting officer appointed by the Board of Directors shall have the power to perform all the duties of the officer to which he/she is so appointed to be assistant, or as to which he is so appointed to act, except as such power may be otherwise defined or restricted by the Board of Directors.

Section 8.9. Administrative Officers and Assistant  Administrative Officers.
The President shall appoint administrative officers and assistant administrative officers who shall be appointed as deemed appropriate for the conduct of the affairs of this Company for such term of office as may be designated or without designated term of office subject to removal at will or by appointment of a successor in office. The administrative officers and assistant administrative officers shall perform such duties and have such authority as may be assigned from time to time by the President.

In the absence of the President or in the event of his/her death, inability or refusal to act, the administrative officers in the order designated by the President shall perform the duties of the President and, when so acting, shall have all powers of and be subject to all the restrictions upon the President.

                                   ARTICLE IX
                                  Miscellaneous

Section 9.1. Principal Office. The location of the principal office of this Company shall be in the CUNA Mutual Life Insurance Company Building on Heritage Way, in the city of Waverly, county of Bremer, and state of Iowa. This Company may have other offices at such locations as may be necessary or convenient for the conduct of its business.

Section 9.2. Certification and Inspection of Articles and Bylaws. This Company shall keep in its principal office the original or a certified copy of its Articles of Incorporation and its Bylaws as amended or otherwise altered to date, both of which shall be open for inspection by any Member or Members at all reasonable times during office hours.

Section 9.3. Corporate Seal. The Board may adopt, use, and, at will, alter a corporate seal. Failure to affix a seal does not affect the validity of any instrument. This corporate seal may be used in facsimile form.

Section 9.4. Execution of Instruments and Policies. The President, Chief Officers, Senior Vice Presidents, Vice Presidents, and such other persons as may be designated pursuant to duly adopted Board resolutions, shall each have authority to execute and acknowledge or attest on behalf of this Company all instruments executed in the name of this Company. The Secretary and Assistant Secretaries shall each have authority to attest and acknowledge all such instruments.

Policies and endorsements thereon shall be executed by the President and, if required or desired, by the Secretary or an Assistant Secretary or in any other manner prescribed by applicable law or regulation or directed by the Board. Such policies and endorsements may bear facsimile signatures of the President and, if signing, the Secretary or an Assistant Secretary. Facsimile signatures of the President, the Secretary, and the Treasurer may be used on other instruments to the extent permitted by law and by any Board approved internal control directives.

Section 9.5. Official Bonds. In addition to the bonds which law or regulation require this Company to maintain on its officers, employees, and agents, the Board may purchase insurance or other indemnification or require a special bond or bonds from any Director, officer, employee or agent of this Company in such sum and with such sureties or insurance carriers as it may deem proper.

Section 9.6. Voting Stock in Other Corporations. Stock held by this Company in another corporation shall be voted by the President unless the Board of Directors shall by resolution designate another officer to vote such stock, and, unless the Board of Directors shall by resolution direct how such stock shall be voted, the President or other designated officer shall vote the same in his or her discretion for the best interests of this Company.

                                    ARTICLE X
                      Indemnification of Company Officials

Section 10.1. Liability and Mandatory Indemnification. This Company shall indemnify any person who was or is a party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (excluding an action by or in the right of this Company) by reason of the fact that he/she is or was a Director or officer of this Company, or is or was serving at the request of this Company as a Director or officer of another company, corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement, actually and reasonably incurred by him/her in connection with such action, suit or proceeding; provided, that there is a determination that such person acted in good faith and in a manner he/she reasonably believed to be in or not opposed to the best interests of this Company, did not improperly receive personal benefit and, with respect to any criminal action or proceeding, had no reasonable cause to believe his/her conduct was unlawful. If such determination is not made by final adjudication in such action, suit or proceeding, it shall be made by arbitration in Waverly, Iowa, in accordance with the rules then prevailing of the American Arbitration Association by a panel of three (3) arbitrators. One of the arbitrators will be selected by a committee of at least three (3) policyholders appointed especially for such purposes by the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding (or, if such a quorum is not obtainable, by the Insurance Commissioner for the state of Iowa), the second by the officers and Directors who may be entitled to indemnification, and the third by the two arbitrators selected by the parties. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he/she reasonably believed to be in or not opposed to the best interests of this Company and, with respect to any criminal action or proceeding, had reasonable cause to believe that his/her conduct was unlawful.

No Director or officer shall be liable to this Company for any loss or damage by it on account of any action taken or omitted to be taken by him/her as a Director or officer of this Company in good faith and in a manner he/she reasonably believed to be in and not opposed to the best interests of this Company and had no reasonable cause to believe was unlawful, and a Director or officer shall be entitled to rely on advice of legal counsel for this Company if in good faith and upon financial statements of this Company represented to be correct by the President or other officer having charge of the corporate books of account or stated in a written report by a certified public accountant or upon statements made or information furnished by other officers or employees of this Company which he/she had reasonable grounds to believe were true.

Section 10.2. Controlled Subsidiaries. All officers and Directors of controlled subsidiaries of this Company shall be deemed for the purposes of this Article to be serving as such officers and Directors at the request of this Company. The right to indemnification granted to such officers and Directors by this Article shall not be subject to any limitation or restriction imposed by any provision of the Articles of Incorporation or Bylaws of a controlled subsidiary. For purposes hereof, a "controlled subsidiary" means any corporation in which at least fifty-one percent (51%) of the outstanding voting stock is owned by this Company or another controlled subsidiary of this Company.

Section 10.3. Advance Payment. Expenses, including attorneys' fees, incurred in defending a civil or criminal action, suit or proceeding, may be paid by this Company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the Director or officer to repay such amount unless it shall ultimately be determined that he/she is entitled to be indemnified by this Company in accordance with this Article.

Section 10.4. Other Rights. The indemnification provided by this Article shall not be deemed exclusive of any other rights to which any officer, Director, employee or agent may be otherwise entitled and shall continue as to a person who has ceased to be a Director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 10.5. Insurance. This Company may, but shall not be required to, purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of this Company, or is or was serving at the request of this Company as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him/her and incurred by him/her in any such capacity or arising out of his/her status as such, whether or not this Company would be obligated to indemnify him/her against such liability under the provisions of this Article. Such insurance may, but need not, be for the benefit of all Directors, officers, employees and agents.

                                   ARTICLE XI
                                      Audit

Section 11.1 Audit. The books and accounts of this Company shall be audited at least annually by a certified public accountant to be selected by the Board of Directors. On the request in writing addressed to the Chairman of the Board by any seven (5) members of the Board at any time, a special audit shall be made of the affairs of this Company by a certified public accountant to be selected by such seven (5) Directors.


                                   ARTICLE XII
                              Emergency Provisions

Section 12.1. Special Bylaw Provisions During Emergencies. If, as a result of a declared, national or state emergency resulting from actual or threatened enemy action or as a result of a natural or man-made catastrophe or other unusual or emergency conditions it is impossible to convene readily a quorum of the Board of Directors Executive Committee or any other Committee of the Board, for action within their respective jurisdictions, thus making it impossible or impractical for this Company to conduct its business in strict accord with the normal provisions of law or of these Bylaws or of the Articles of Incorporation, then, and in any of said events, to provide for continuity of operations, these emergency Bylaws shall supervene and take effect if necessary over all other Bylaws for the duration of the emergency period, and all the powers and duties vested in any committee or committees or the Board of Directors so lacking a quorum shall vest automatically in the Emergency Management Committee which shall consist of all readily available members of the Board of Directors. Three
(3) members of the Emergency Management Committee shall constitute a quorum provided, however, that

     If there are only two (2) available Directors, they and the first one of the following listed officials of this Company who is readily available and accepts the responsibility (even though he/she is not a Director) shall serve as the Emergency Management Committee; or, if there is only one available Director, he/she and the first two of the following listed officials of this Company who are readily available and accept the responsibility (even though not Directors) shall serve as the Emergency Management Committee:

     (a)  The President, if any, or

     (b) The Executive Vice Presidents in order of seniority based on their period of service in such office, if any, or

     (c) The Chief Officers in order of seniority based on their period of service in such office, if any, or

     (d) The Senior Vice Presidents in order of seniority based on their period of service in such office, if any, or

     (e) The administrative Vice Presidents in order of seniority based on their period of service in such office, if any, or

     (f)  The Comptroller, if any, or

     (g) The Department Managers in the order of seniority based on length of their period of service in such position, if any, or

     If there is no readily available Director, the first three (3) of those just previously listed in the above order (even though not Directors) who are readily available and accept the responsibility shall serve as the Emergency Management Committee, provided, however, that an Emergency Management Committee composed solely of officials who are not Directors shall not have the power to fill vacancies on the Board of Directors but shall as soon as circumstances permit conduct an election of Directors.

If there are no Directors, President, Executive Vice Presidents, Chief Officers, Senior Vice Presidents, Vice Presidents, Comptroller or Department Managers readily available to form an Emergency Management Committee, then the Commissioner of Insurance of the state of Iowa or the duly designated person exercising the powers of the Commissioner of Insurance of the state of Iowa shall appoint three (3) persons to act as the Emergency Management Committee who shall be empowered to act in the manner and with the powers hereinabove provided when the Emergency Management Committee is composed solely of officials who are not Directors.

If the Emergency Management Committee takes an action in good faith, such action shall be valid and binding as if taken by the Board of Directors or, as the case may be, the Committee it represents, although it may subsequently develop that at the time of such action conditions requisite for action by the Emergency Management Committee did not in fact exist.

If the Emergency Management Committee in good faith elects someone to an office which it believes to be vacant, the acts of such newly elected officer shall be valid and binding although it may subsequently develop that such office was not in fact vacant.

                                  ARTICLE XIII
                     Adoption, Amendment or Repeal of Bylaws

Section 13.1. Bylaw Amendment by Board of Directors. The Bylaws of this Company may be amended by a two-thirds (2/3) vote of the Board of Directors at any meeting of the Board of Directors in any manner not inconsistent with the insurance laws of the state of Iowa and this Company's Articles of Incorporation, subject to the power of the Members to alter or repeal any amendment made by the Board of Directors. Any particular article or section of these Bylaws may provide for amendment only upon vote of the Members. The Bylaws of this Company may also be amended, altered, or repealed in any manner not inconsistent with the insurance laws of the state of Iowa by a vote of two-thirds (2/3) of the Members voting at an annual meeting or special vote or meeting of the Members of this Company.

Section 13.2. Initiation of Bylaw Amendment by Members. An amendment to the Bylaws may be initiated by the direct action of the Members as follows:

         One percent (1%) or more of this Company's Members shall sign and file with the Secretary, not later than ninety (90) days prior to the date of the annual meeting of this Company, a copy of the proposed amendment or amendments together with a brief statement of the purpose thereof and a statement from this Company's General Counsel that the proposed amendment is acceptable under Iowa law. Such a copy of the proposed amendment and statement of purpose shall be on a form to be furnished by the Secretary and shall be signed by the Member, if a natural person, and by the president or treasurer or other authorized officer, if a corporate member, such officer having been so authorized by resolution duly adopted by the board of directors of such corporation.

Upon timely receipt of a proposed amendment to the Bylaws accompanied by the two required statements properly prepared and signed and arising by action of the Members as herein provided, the Secretary shall send or cause to be sent a copy of such proposed amendment to all Members not less than twenty (20) days prior to the date of the next annual meeting. The Board of Directors may make a recommendation to Members as to any such amendment as proposed.

RESTATED BYLAWS: The foregoing shall constitute Restated Bylaws of this Company which shall supersede and take the place of the heretofore existing Bylaws and amendments thereto.

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Form S-6 of our reports dated February 8, 2002, relating to the financial statements and financial highlights of CUNA Mutual Life Variable Account and April 19, 2002, relating to the financial statements of CUNA Mutual Life Insurance Company, which appear in such Registration Statement. We also consent to the reference to us under the heading "Independent Accountants" in such Registration Statement.


PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
April 22, 2002

                                        April 10, 2002


Board of Directors
CUNA Mutual Life Insurance Company
2000 Heritage Way
Waverly, IA  50677

Ladies and Gentlemen:

         As an AVP and an actuary for CUNA Mutual Life Insurance Company, I have reviewed the illustrations for a MEMBERS(R) Variable Universal Life Insurance Policy described in Post-Effective Amendment No. 22 on Form S-6 to Registration Statement No. 33-19718.

         In my opinion, the illustrations of cash values and death benefits included in Appendix A of the prospectus, based on the assumption stated in the illustrations, are consistent with the provisions of the form of the policy. Further, the rate structure of the policy has not been designed so as to make the relationship between premiums and benefits, as shown on the illustrations, appear more favorable to a prospective purchaser of a policy at ages 35 or 50 than to prospective purchasers of the policy at other ages.

         I hereby consent to the use of this opinion as an exhibit to the Registration Statement.

                                        Sincerely,



                                        Scott Allen, F.S.A., M.A.A.A.
                                        AVP MEMBER Services Enterprise
                                        CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, James C. Barbre, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 23rd day of February, 2002.

                                   /s/ James C. Barbre
                                   James C. Barbre
                                   Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Robert W. Bream, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 23rd day of February, 2002.

                                   /s/ Robert W. Bream
                                   Robert W. Bream
                                   Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, James L. Bryan, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 23rd day of February, 2002.

                                   /s/ James L. Bryan
                                   James L. Bryan
                                   Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Loretta M. Burd, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 23rd day of February, 2002.

                                   /s/ Loretta M. Burd
                                   Loretta M. Burd
                                   Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Ralph B. Canterbury, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 23rd day of February, 2002.

                                   /s/ Ralph B. Canterbury
                                   Ralph B. Canterbury
                                   Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Rudolf J. Hanley, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 23rd day of February, 2002.

                                   /s/ Rudolf J. Hanley
                                   Rudolf J. Hanley
                                   Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Jerald R. Hinrichs, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 23rd day of February, 2002.

                                   /s/ Jerald R. Hinrichs
                                   Jerald R. Hinrichs
                                   Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Michael B. Kitchen, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 23rd day of February, 2002.

                                   /s/ Michael B. Kitchen
                                   Michael B. Kitchen
                                   Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Brian L. McDonnell, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 23rd day of February, 2002.

                                   /s/ Brian L. McDonnell
                                   Brian L. McDonnell
                                   Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, C. Alan Peppers, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 23rd day of February, 2002.

                                   /s/ C. Alan Peppers
                                   C. Alan Peppers
                                   Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Neil A. Springer, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 23rd day of February, 2002.

                                   /s/ Neil A. Springer
                                   Neil A. Springer
                                   Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Farouk D. G. Wang, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 23rd day of February, 2002.

                                   /s/ Farouk D. G. Wang
                                   Farouk D. G. Wang
                                   Director, CUNA Mutual Life Insurance Company

                                POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that I, Larry T. Wilson, a director of CUNA Mutual Life Insurance Company, a life insurance company incorporated under the laws of and domiciled in the State of Iowa, hereby appoint, authorize and empower Kevin
S. Thompson or Faye A. Patzner, severally, as my attorneys and agents for me and in my name as director of CUNA Mutual Life Insurance Company on behalf of CUNA Mutual Life Insurance Company and CUNA Mutual Life Variable Account (or otherwise) with full power to prepare, review, execute, deliver and file Post-Effective Amendments with the Securities and Exchange Commission for the CUNA Mutual Life Variable Account, Registration Nos. 033-19718 and 333-81499. This Power of Attorney shall terminate at the end of my appointed term as Director.

WITNESS MY HAND AND SEAL this 23rd day of February, 2002.

                                   /s/ Larry T.  Wilson
                                   Larry T.  Wilson
                                   Director, CUNA Mutual Life Insurance Company